                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number 811-10427

                 RIVERSOURCE INTERNATIONAL MANAGERS SERIES, INC.
               (Exact name of registrant as specified in charter)

         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
               (Address of principal executive offices) (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (612) 671-1947

Date of fiscal year end: October 31

Date of reporting period: October 31, 2010

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

Annual Report
and Prospectus
                                                      (COLUMBIA MANAGEMENT LOGO)

COLUMBIA

MULTI-ADVISOR INTERNATIONAL VALUE FUND

(FORMERLY KNOWN AS RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND)



--------------------------------------------------------------------------------

ANNUAL REPORT FOR THE PERIOD ENDED
OCTOBER 31, 2010
(Prospectus also enclosed)

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND SEEKS TO PROVIDE SHAREHOLDERS WITH LONG-TERM CAPITAL GROWTH.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

 NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    3

Manager Commentary.................    6

The Fund's Long-term Performance...   18

Fund Expenses Example..............   20

Portfolio of Investments...........   22

Statement of Assets and
  Liabilities......................   35

Statement of Operations............   37

Statements of Changes in Net
  Assets...........................   38

Financial Highlights...............   40

Notes to Financial Statements......   46

Report of Independent Registered
  Public Accounting Firm...........   64

Federal Income Tax Information.....   66

Board Members and Officers.........   67

Proxy Voting.......................   72



SEE THE FUND'S PROSPECTUS FOR RISKS ASSOCIATED WITH INVESTING IN THE FUND.


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2  COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND -- 2010 ANNUAL REPORT

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YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> Columbia Multi-Advisor International Value Fund (the Fund) Class A shares increased 10.36% (excluding sales charge) for the 12 month period ended Oct. 31, 2010.

> The Fund outperformed its benchmark, the Morgan Stanley Capital International
  (MSCI) EAFE Value Index, which rose 5.18% for the 12-month period.

> The Fund underperformed its peer group, as represented by the Lipper
  International Multi-Cap Value Funds Index, which gained 11.62% for the same time period.

ANNUALIZED TOTAL RETURNS (for period ended Oct. 31, 2010)
--------------------------------------------------------------------------------


                                                                SINCE
                                                              INCEPTION
                                    1 YEAR  3 YEARS  5 YEARS   9/28/01
-----------------------------------------------------------------------
Columbia Multi-Advisor
  International Value Fund Class
  A (excluding sales charge)       +10.36%  -13.83%   +0.34%    +6.98%
-----------------------------------------------------------------------
MSCI EAFE Value Index (unmanaged)   +5.18%  -10.13%   +3.10%    +7.89%
-----------------------------------------------------------------------
Lipper International Multi-Cap
  Value Funds Index (unmanaged)    +11.62%   -8.59%   +4.16%    +8.75%
-----------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


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        COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND -- 2010 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT OCT. 31, 2010
                                                               SINCE
Without sales charge               1 YEAR  3 YEARS  5 YEARS  INCEPTION
Class A (inception 9/28/01)       +10.36%  -13.83%   +0.34%   +6.98%
----------------------------------------------------------------------
Class B (inception 9/28/01)        +9.63%  -14.46%   -0.42%   +6.18%
----------------------------------------------------------------------
Class C (inception 9/28/01)        +9.66%  -14.42%   -0.37%   +6.19%
----------------------------------------------------------------------
Class I (inception 3/4/04)        +11.25%  -13.28%   +0.89%   +4.91%
----------------------------------------------------------------------
Class R4 (inception 9/28/01)      +10.77%  -13.36%   +0.71%   +7.28%
----------------------------------------------------------------------
Class Z (inception 9/27/10)          N/A      N/A      N/A    +3.61%*
----------------------------------------------------------------------

With sales charge
Class A (inception 9/28/01)        +4.02%  -15.51%   -0.84%   +6.29%
----------------------------------------------------------------------
Class B (inception 9/28/01)        +4.63%  -15.14%   -0.69%   +6.18%
----------------------------------------------------------------------
Class C (inception 9/28/01)        +8.66%  -14.42%   -0.37%   +6.19%
----------------------------------------------------------------------



Class A share performance reflects the maximum initial sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R4 and Class Z shares. Class I and Class R4 shares are available to qualifying institutional investors only. Class Z shares are offered to certain eligible investors.

* Not annualized.


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4  COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

MORNINGSTAR STYLE BOX(TM)
--------------------------------------------------------------------------------



      Equity Style
Value    Blend   Growth
   X                      Large
                          Medium   Size
                          Small



The Morningstar Style Box(TM) is based on the fund's portfolio holdings as of period end. The vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

(C)2010 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.


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        COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND -- 2010 ANNUAL REPORT  5

MANAGER COMMENTARY  ------------------------------------------------------------

Effective Sept. 27, 2010, RiverSource Partners International Select Value Fund was renamed Columbia Multi-Advisor International Value Fund.

Columbia Multi-Advisor International Value Fund is managed by three independent money management firms and each invests a portion of the portfolio's assets. As of Oct. 31, 2010, AllianceBernstein L.P. (AllianceBernstein), Tradewinds Global Investors, LLC (Tradewinds) and Mondrian Investment Partners Limited (Mondrian) managed approximately 58%, 26% and 16% of the portfolio, respectively.


COUNTRY BREAKDOWN(1) (at Oct. 31, 2010)
--------------------------------------------------------------------------------

Australia                                   3.5%
------------------------------------------------
Austria                                     0.3%
------------------------------------------------
Belgium                                     1.5%
------------------------------------------------
Brazil                                      1.5%
------------------------------------------------
Canada                                      6.3%
------------------------------------------------
Denmark                                     0.6%
------------------------------------------------
Finland                                     0.5%
------------------------------------------------
France                                     12.9%
------------------------------------------------
Germany                                     8.6%
------------------------------------------------
Hong Kong                                   1.8%
------------------------------------------------
India                                       0.2%
------------------------------------------------
Ireland                                     0.1%
------------------------------------------------
Italy                                       3.8%
------------------------------------------------
Japan                                      24.5%
------------------------------------------------
Kazakhstan                                  0.2%
------------------------------------------------
Netherlands                                 2.2%
------------------------------------------------
New Zealand                                 0.6%
------------------------------------------------
Norway                                      0.6%
------------------------------------------------
Russia                                      0.8%
------------------------------------------------
Singapore                                   1.8%
------------------------------------------------
South Africa                                1.5%
------------------------------------------------

South Korea                                 2.0%
------------------------------------------------
Spain                                       0.9%
------------------------------------------------
Sweden                                      0.1%
------------------------------------------------
Switzerland                                 2.8%
------------------------------------------------
Taiwan                                      0.4%
------------------------------------------------
Turkey                                      0.3%
------------------------------------------------
United Kingdom                             18.7%
------------------------------------------------
United States                               0.4%
------------------------------------------------
Other(2)                                    0.6%
------------------------------------------------


(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.
(2) Cash & Cash Equivalents.


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6  COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

At Oct. 31, 2010, approximately 27% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (Columbia Management). As a result of asset allocation decisions by Columbia Management, it is possible that Columbia Multi-Advisor International Value Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 57, Class I capital share transactions for related activity during the most recent fiscal period). Columbia Management seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. Columbia Multi-Advisor International Value Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information about the Fund's expenses, see the discussions beginning on pages 20 and 53.

Dear Shareholders,

Columbia Multi-Advisor International Value Fund Class A shares gained 10.36% (excluding sales charge) for the 12 months ended Oct. 31, 2010, outperforming the Fund's benchmark, the Morgan Stanley Capital International (MSCI) EAFE Value Index, which gained 5.18% for the period. The Fund underperformed its peer group, represented by the

TOP TEN HOLDINGS(1) (at Oct. 31, 2010)
--------------------------------------------------------------------------------

Vodafone Group PLC (United Kingdom)         1.9%
------------------------------------------------
Royal Dutch Shell PLC, Series A (United
  Kingdom)                                  1.8%
------------------------------------------------
AstraZeneca PLC (United Kingdom)            1.8%
------------------------------------------------
Sanofi-Aventis SA (France)                  1.6%
------------------------------------------------
Allianz SE (Germany)                        1.5%
------------------------------------------------
Xstrata PLC (Switzerland)                   1.4%
------------------------------------------------
Nexen, Inc. (Canada)                        1.4%
------------------------------------------------
Rio Tinto PLC (United Kingdom)              1.4%
------------------------------------------------
BP PLC (United Kingdom)                     1.3%
------------------------------------------------
Telecom Italia SpA-RSP (Italy)              1.2%
------------------------------------------------




(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
        COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND -- 2010 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------


Lipper International Multi-Cap Value Funds Index, which increased 11.62% for the period.

SIGNIFICANT PERFORMANCE FACTORS
ALLIANCEBERNSTEIN: Recent conditions in global markets have been particularly challenging for value investors. When stocks of all stripes trade in the same direction, it's harder than normal for stock pickers to beat benchmarks. Rising stock correlation has been driven by a focus on macro-economic issues rather than company fundamentals. We believe this adversely affects investors invested in the most attractively valued stocks, which are often among the most controversial. Given these circumstances, our portion of the Fund's portfolio underperformed during the 12-month period.

Detracting the most from returns was stock selection, particularly in the technology and consumer cyclical areas. Detractors included Japan's TOSHIBA, as concern about consumer spending and weaker pricing undermined holdings, while uncertainty about economic growth hurt JAPAN TOBACCO. Both firms were also hurt by an appreciating yen. Other detractors included BP, which suffered from the operational and political fallout of the explosion and subsequent oil spill at its Deepwater Horizon project in the Gulf of Mexico.

After falling sharply in the second quarter, commodity stocks rallied in the third quarter as concern about Chinese economic growth diminished. XSTRATA ranked among the top performers as it stood to benefit the most from Chinese demand for copper and iron ore. Rising demand in China also helped BMW'S sales. The German carmaker contributed to portfolio returns as it continued a strong run by beating analysts' sales estimates. Also contributing to returns was our position in telecommunication holding, VODAFONE.

From a sector perspective, an underweight in the consumer staples and capital equipment spaces detracted from performance, while overweights in telecommunications and consumer cyclicals contributed.

TRADEWINDS: The largest contributor to relative returns was the financials sector, in which our portion of the Fund's portfolio maintained an underweight allocation compared to our benchmark. Even with the underweight allocation, the securities held in the portfolio outperformed

--------------------------------------------------------------------------------
8  COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


those of the benchmark, which had an overall negative return. AXIS CAPITAL HOLDINGS LIMITED was a top performer in the sector. Axis Capital Holdings Limited, an insurance and reinsurance company, beat expected returns for two consecutive quarters, which drove its share price higher.

The second largest contributor to our portion of the Fund's relative returns during the period -- and the top performer in the benchmark -- was the materials sector. We maintained an overweight allocation, with holdings concentrated mainly in precious metals companies and, more specifically, in gold-related holdings. With the strong performance of gold during the period (reaching new highs), returns benefited accordingly. Within the sector, not surprisingly, the largest contributors were gold producers; BARRICK GOLD CORPORATION of Canada was a top contributor. Barrick Gold Corporation, the world's largest gold company in terms of market capitalization, annual production and reserves with operations in the Americas, Australia Pacific and Africa, reported earnings that were ahead of estimates for two quarters. The second quarter report beat estimates due to lower than expected exploration and depreciation expenses. The strong earnings report for the third quarter was supported by higher than expected production and, again, costs were lower than expected.

Also of note, MAGNA INTERNATIONAL INCORPORATED, the world's 4(th) largest auto parts company, was a top individual contributor. The company's stock share price has nearly doubled in the last year, exceeding the returns of global autos and other consumer discretionary stocks. The company reported better than expected fiscal second quarter returns and benefitted from significant cost cutting during the depths of the down cycle, followed by the recent recovery in North American demand.

The largest detractor to returns was the industrials sector. The largest detractor within the sector for our portion of the Fund's portfolio was THALES S.A., the French manufacturer of aerospace systems and industrial electronics products. Thales S.A.'s share price declined notably in mid-February after the company reported fiscal year 2009 earnings results below many analyst expectations and issued a cautious outlook for 2010. Shares continued to decline through early September with investors being concerned with defense cuts. In addition, the underperformance can be partially attributed to the company's inflated cost structure. Thales S.A. is

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        COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND -- 2010 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------


a top defense electronics company with leading positions in most of its businesses and despite the share price weakness, we believe the company's long-term fundamentals, as well as its intrinsic value, remain the same.

Consumer staples was among the largest detractors to our portion of the Fund's returns, with one of its holdings, COCA-COLA WEST COMPANY LIMITED, being the largest individual detractor to the portfolio. Coca-Cola West Company Limited, Japan's largest Coke bottler, reported that its first half fiscal year 2010 revenue was down due to a decline in volume in vending machines located in factories, offices and large retail stores. A high cost structure and overall weakness in the Japanese market also hindered Coca-Cola West Company Limited's performance.

NOKIA CORPORATION, the Finnish mobile device maker, was one of the top individual detractors to returns for the period. The stock price declined in mid-April after the company announced quarterly results below market expectations, driven mainly by increased competition. The stock price was further weighed down by the company's guidance for reduced margins in its handset business. Nokia Corporation continued to underperform through September with continued competition in the devices and services market and the impact of the strong Yen. Nokia Corporation is the leading global handset vendor and one of the top global wireless infrastructure providers, and we continue to believe that Nokia's business and long-term outlook remains intact notwithstanding its current challenges.

On the currency front, the US Dollar lost ground against the Yen while gaining strength versus the Euro. For the period, our portion of the Fund's portfolio, with its large position in Japanese equities, benefited from the Yen's appreciation, which led to a net contribution to relative returns. The Euro was also a relative contributor to returns, despite its decline for the period, as our portion of the Fund's portfolio is currently underweighted in that currency.

MONDRIAN: The fiscal year presented turbulent times for international small cap stocks, but led to strong outperformance relative to international large cap stocks. To illustrate the year's volatility, we have broken out the year into smaller segments.


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10  COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND -- 2010 ANNUAL REPORT

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During the last two months of 2009, markets edged slightly higher despite market volatility. In November, our portion of the Fund's portfolio outperformed the benchmark index, attributable to positive stock selection and asset weighting effects, partially offset by negative currency impact. Positive contributions arose from Germany and the Netherlands, due to both stock selection and overweight positions in both markets, from Hong Kong and Singapore due to stock selection, and from Japan due an underweight currency position. Negative contribution arose from Canada due to the underweight position. In December, our portion of the Fund's portfolio also outperformed, attributable to positive stock selection and currency effects. Positive contributions arose from Singapore due to the portfolio's overweight position, from the UK due to stock selection and from Japan due the portfolio's underweight exposure to the depreciating Japanese yen. Negative contributions came from Canada due to the portfolio's underweight position.

In the first three months of 2010, our portion of the Fund's portfolio underperformed the rising benchmark index. This was largely attributable to negative currency impacts, though asset allocation and stock selection also detracted from performance. Within Asia, negative contributions to performance arose from Japan, due to the portfolio's underweight position as well as stock selection, from Hong Kong due to stock selection, and from New Zealand due to the portfolio's overweight position. A negative contribution arose from Canada largely due to the portfolio's underweight exposure to the appreciating Canadian dollar. In Europe, negative contribution was largely due to the overweight exposure to the euro, though this was largely offset by a positive contribution from the UK due to stock selection.

During the second quarter of 2010 our portion of the Fund's portfolio significantly outperformed the benchmark index, due primarily to positive stock selection and secondarily from asset allocation. Positive contribution arose from stock selection in the U.K., with CHLORIDE contributing significantly. Singapore also contributed positively to performance due to stock selection and an overweight position to the market. Negative contribution arose from Japan due to an underweight exposure of our portion of the Fund's portfolio to the appreciating yen.


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       COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND -- 2010 ANNUAL REPORT  11

MANAGER COMMENTARY (continued) -------------------------------------------------

Our portion of the portfolio outperformed the Fund's benchmark index in the third quarter of 2010, largely due to positive asset allocation on the back of stock selection. Positive contributions arose from the U.K. and Japan both due to stock selection and our relative exposure to these markets, as well as an overweight exposure to the pound sterling. Negative contributions arose from Sweden due to the underweight exposure of our portion of the Fund's portfolio to the market and the appreciating Swedish krona as well as a result of stock selection in Australia.

In October, our portion of the Fund's portfolio underperformed the rising Fund's benchmark index, largely attributable to negative stock selection, though partially offset by positive asset allocation. Positive contribution arose from Japan due to the portfolio's underweight position. Negative contributions arose from Australia, and stock selection within Canada and Singapore.

CHANGES TO THE FUND'S PORTFOLIO
ALLIANCEBERNSTEIN: As long-term value investors, our average holding period is typically several years. We seek to adhere to our value discipline and remain fully invested throughout market cycles. Our holdings today include a diverse set of underappreciated companies from defensive sectors such as telecommunications and healthcare to cyclical areas such as energy and industrial commodities. While many names in the portfolio are the same today as they were a year ago, there have also been some changes as well.

Although stock selection decisions are made purely from the bottom-up, relative sector weights provide some insight into areas where our research has uncovered attractive value opportunities, as well into sectors that we believe offer a more limited set of opportunities.

At the start of the fiscal year, the largest overweights in our portion of the Fund's portfolio were in telecommunications, energy and financials, while the largest underweights were to consumer staples, capital equipment and the industrial commodity space.

During the fiscal year we trimmed exposure to many financial stocks as strong performance made valuations less compelling, and regulatory risks clouded our outlook for many companies. As of Oct. 31, 2010, our

--------------------------------------------------------------------------------
12  COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


portion of the Fund's portfolio had moved to an underweight position in the financial sector. Telecommunications and energy, however, continue to be the largest overweight positions in our portion of the Fund's portfolio, as we continue to find compelling value opportunities with robust cash flows in both sectors.

Our underweight to industrial commodity stocks reversed to an overweight position during the fiscal year. We added many companies in the area that were poised to benefit from strong demand for materials, particularly from emerging markets such as China, but were also trading at attractive valuations. Capital equipment and consumer staples, however, continue to be our largest underweights.

While the market environment has evolved dramatically over the past year, our strict adherence to our value discipline has not. We continue to hold stocks in companies we believe are undervalued relative to their intrinsic value and normalized earnings potential. We are confident in our ability to provide outperformance over full market cycles by sticking to this approach.

TRADEWINDS: During the period, we initiated positions in PANASONIC CORPORATION, SHIN-ETSU CHEMICAL COMPANY LIMITED, TOYOTA MOTORS CORPORATION, ASTRAZENECA, GLAXOSMITHKLINE, ALLIANZ SE, BP PLC, ELECTRICITE DE FRANCE, SUNCOR ENERGY INCORPORATED, TAKEDA PHARMACEUTICAL, AXIS CAPITAL, EMBRAER, ERG SPA, AND GAZPROM OAO ADS. We eliminated positions in TOYO SEIKAN KAISHA LIMITED, NOVARTIS, TECHNIP, BP PLC, REXAM, UNITED UTILITIES, ALCATEL LUCENT PREFERRED, GEMALTO, IVANHOE MINES LIMITED, SHIN-ETSU CHEMICAL COMPANY LIMITED AND SUNCOR ENERGY INCORPORATED. In addition, we added to and trimmed current holdings in the portfolio.

MONDRIAN: During the last 12 months, we initiated positions in eight new stocks. One of the new purchases was ASCENDAS REIT, Singapore's largest industrial real estate investment trusts (REITs) with a diversified range of industrial asset classes housing over 900 tenants. The company's income is distributed among 4 sub-sectors of industrial properties, namely business & science parks, hi-tech industrial, light industrial and logistics and distribution centers and as such is well diversified. The company is a market leader in industrial real estate that enjoys higher occupancy levels

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       COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND -- 2010 ANNUAL REPORT  13

MANAGER COMMENTARY (continued) -------------------------------------------------


due to the quality and location of its properties as well as a proactive management that has ensured that its portfolio enjoys an above-sector occupancy rate of 97%. Its portfolio is well balanced with 50% of its properties on long-term leaseback agreements ranging from 5-12 years with annual rental escalation clauses, which provides resilience.

Another new stock was Japan-listed MIRACA, a leading national supplier of medical diagnostic products and outsourced clinical laboratory testing. The company is a beneficiary of the demographic profile of Japan's aging population and increased reliance on outsourced service providers as the government tackles healthcare spending.

We also purchased U.K.-listed INTERSERVE, the services, maintenance and building group operating in the public and private sectors in the U.K. and internationally. Interserve stands to benefit from the ongoing pressures on the U.K. public finances which we believe will lead to further outsourcing of facilities management work to the private sector. We believe the company is currently well positioned through its strong track record, diverse revenue base, good visibility, strong balance sheet and cashflow generation.

U.K.-listed DIPLOMA was another new purchase. Diploma is a group of specialist distribution companies supplying technical products and services across a broad range of sectors. Consistently high operating margins are achieved through extensive customer service, technical support and value added activities. Revenue stability is high as products are usually funded from the customer's operating budget rather than capital budget and a high percentage of revenues accrue from the sale of consumables. Diploma also benefits from a strong balance sheet and cash flow generation supporting their progressive dividend policy.

We also added Swedish-listed AF AB, a technical consulting firm specializing in energy, industrial processes and infrastructure. The company's offerings vary from initial design work to full lifecycle services, with an increasing emphasis on the latter and therefore capturing more value. We believe it stands to benefit from increasing industrial automation, infrastructure spending in Sweden and energy efficiency upgrades as well as the structural growth in new power generation investment. We also believe it has a diversified revenue base, strong


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14  COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


balance sheet and cash flow generation which should enable future growth and support dividend payments.

Other new names added to the portfolio were DOWNER EDI (Australia), DOMINO PRINTING SCIENCES (UK) and SBM OFFSHORE (Netherlands).

In order to fund new positions, and because more attractive alternatives were to be found for the portfolio, six stocks were sold: BAM GROEP (Netherlands), CHLORIDE (U.K.), DOWNER EDI (Australia), PARKWAY (Singapore), SEMBCORP MARINE (Singapore) and UNITED DRUG (Ireland).

OUR FUTURE STRATEGY
ALLIANCEBERNSTEIN: We are not deterred about recent performance. We believe the portfolio is well positioned to benefit from a potential rising market as stock valuations recover and the most attractively valued stocks still trade at a significant discount to the most expensive stocks. We expect these wide spreads to narrow as risk appetite increases and return to historical norms, creating considerable upside potential.

Additionally, we believe that the unusual degree to which equities are trading in the same direction is unlikely to continue. Eventually, as the market begins to pay closer attention to fundamentals, we expect stronger companies to be rewarded in kind. When the market begins to focus on fundamentals again the portfolio should benefit, as it holds, in our view, underappreciated stocks across industries, including cyclical sectors such as technology and industrial commodities as well in more defensive sectors such as telecom and consumer staples. Since many stocks with strong fundamentals trade at depressed valuations, we don't need to take large sector overweights to capture the diverse opportunity.

The corporate environment going forward appears encouraging. Earnings reports are surprising analysts, while companies are underleveraged and generating strong cash flows. We believe that it's only a matter of time before this excess cash is used for increased capital spending and takeovers, or to reward investors with higher buybacks and dividends.

TRADEWINDS: While the sustainability of the recent rally is suspect due to lower trading volumes and questions regarding the economic strength of many countries, we are firm believers that volatility brings opportunity. The rapid decline in the dollar during the end of the period has been one

--------------------------------------------------------------------------------
       COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND -- 2010 ANNUAL REPORT  15

MANAGER COMMENTARY (continued) -------------------------------------------------


factor in creating investable opportunities. The strength in the yen versus the dollar has driven the share prices of some global exporters to compelling levels.

Continued withdrawals from US and some European equity funds also emphasized the importance of investors willing to understand the fundamentals of a company's business and recognize a dislocation between a company's intrinsic value and the market's collective assessment of that value. As always, Tradewinds will apply rigorous fundamental research, question assumptions and invest our client's money for long-term capital appreciation.

MONDRIAN: We remain overweight in the U.K., primarily focused on the industrial/services sectors in particular high end engineering services. Many of these companies have undergone restructuring to a sub-assembly operating model. They rely on the procurement of components and parts from low cost countries whilst utilizing the high skilled U.K. labor market to provide customization to meet individual customer specifications on finished goods. This model has enabled the companies to remain cost efficient despite the strength of the sterling against most currencies over the last few years and now benefit from the weakened sterling.

In addition, many of these companies have moved up the value added chain as an engineering solution provider with emphasis on diagnostics and maintenance service. These companies tend to work more closely with customers to provide customized solution and service provision. The defensive revenue stream driven by preventive maintenance and replacement related demand generates sustainable cashflow to support their long term progressive dividend payouts.

We remain overweight in France and Germany. Our portion of the Fund's portfolio is invested in companies that are believed to be dominant in their niches and have diversified global operations. As within the U.K., we are focused on particular French and German high end engineering companies within the industrial/services sectors. These have an emphasis on customized service solution providing sustainable cashflow generation. In addition, many of the companies have undergone restructuring to improve their operational efficiency and capital structure.


--------------------------------------------------------------------------------
16  COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

We remain overweight in Asia ex-Japan with significant overweight positions in both Hong Kong and Singapore. The two economies are beneficiaries of intra-Asian trade as well as cyclical and structural growth in their respective domestic economies. Our portion of the Fund's portfolio is invested in the industrial and services sectors that we believe are beneficiaries of the outsourcing trend to Asia as well as cyclical and structural changes taking place in Asia that support domestic demand in order to be less reliant on exports.

Our portion of the Fund's portfolio remains underweight in Japan. Japan continues to be one of the few developed mature economies still reliant on the external sector for growth. The recent growth over the past few years that Japan observed has been driven by the strength of world trade and, in particular, the dynamic Chinese economy as well as capital expenditure cycle recovery narrowly focused on the export oriented sector. We are of the opinion that in order to achieve sustainable economic growth, Japan needs to focus on domestic-related growth driven by households as well as corporations.

We continue to monitor opportunities in the Japanese equity market to exploit oversold conditions on the back of both equity and yen volatility.



ALLIANCEBERNSTEIN L.P.               MONDRIAN INVESTMENT PARTNERS
                                     LIMITED

                    TRADEWINDS GLOBAL INVESTORS, LLC



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC* (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

* Effective May 1, 2010, RiverSource Investments, LLC became known as Columbia Management Investment Advisers, LLC.


--------------------------------------------------------------------------------
       COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND -- 2010 ANNUAL REPORT  17

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia Multi-Advisor International Value Fund Class A shares (from 09/28/01 to 10/31/10) as compared to the performance of the Morgan Stanley Capital International (MSCI) EAFE Value Index and the Lipper International Multi-Cap Value Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Oct. 31, 2010
                                                                                    SINCE
                                                                                  INCEPTION
                                                     1 YEAR   3 YEARS   5 YEARS    9/28/01
COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                 $10,402    $6,031    $9,585    $17,402
-------------------------------------------------------------------------------------------
     Average annual total return                     +4.02%   -15.51%    -0.84%     +6.29%
-------------------------------------------------------------------------------------------
MSCI EAFE VALUE INDEX(1)
     Cumulative value of $10,000                    $10,518    $7,258   $11,652    $19,942
-------------------------------------------------------------------------------------------
     Average annual total return                     +5.18%   -10.13%    +3.10%     +7.89%
-------------------------------------------------------------------------------------------
LIPPER INTERNATIONAL MULTI-CAP VALUE FUNDS INDEX(2)
     Cumulative value of $10,000                    $11,162    $7,637   $12,258    $21,426
-------------------------------------------------------------------------------------------
     Average annual total return                    +11.62%    -8.59%    +4.16%     +8.75%
-------------------------------------------------------------------------------------------



Results for other share classes can be found on page 4.


--------------------------------------------------------------------------------
18  COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND LINE GRAPH)

                     COLUMBIA MULTI-ADVISOR
                       INTERNATIONAL VALUE
                           FUND CLASS                            LIPPER INTERNATIONAL
                           A (INCLUDES            MSCI EAFE         MULTI-CAP VALUE
                          SALES CHARGE)        VALUE INDEX(1)       FUNDS INDEX(2)
                     ----------------------    --------------    --------------------
9/28/01                      $ 9,425               $10,000              $10,000
10/01                          9,572                10,126               10,249
1/02                           9,627                 9,881               10,503
4/02                          10,561                10,674               11,470
7/02                           9,351                 9,410               10,177
10/02                          8,710                 8,666                9,370
1/03                           8,856                 8,499                9,309
4/03                           9,406                 8,953                9,754
7/03                          10,580                10,233               11,113
10/03                         11,515                11,564               12,336
1/04                          12,670                12,958               13,698
4/04                          13,036                13,195               13,796
7/04                          13,164                13,404               13,750
10/04                         14,080                14,365               14,761
1/05                          15,343                15,819               16,257
4/05                          15,153                15,714               16,037
7/05                          16,294                16,498               16,879
10/05                         17,112                17,117               17,480
1/06                          19,767                19,471               19,970
4/06                          21,485                21,183               21,837
7/06                          20,596                20,760               21,037
10/06                         22,233                22,537               22,514
1/07                          23,878                24,178               24,179
4/07                          25,356                26,004               25,776
7/07                          25,917                25,878               26,041
10/07                         27,194                27,481               28,056
1/08                          22,647                23,233               24,250
4/08                          23,855                24,562               25,167
7/08                          20,839                21,550               22,435
10/08                         12,618                14,270               14,832
1/09                          11,263                12,817               13,454
4/09                          12,319                14,319               14,747
7/09                          14,794                17,421               18,083
10/09                         15,768                18,962               19,195
1/10                          15,840                18,583               19,262
4/10                          16,636                19,072               20,357
7/10                          15,840                18,242               19,573
10/10                         17,402                19,942               21,426




(1) The Morgan Stanley Capital International (MSCI) EAFE Value Index, an unmanaged index and subset of the MSCI EAFE Index, measures the performance of value stocks in the MSCI EAFE Index. The style characteristics used for index construction include book value to price ratio, 12-month forward earnings to price ratio, and dividend yield. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper International Multi-Cap Value Funds Index includes the 10 largest international multi-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
       COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND -- 2010 ANNUAL REPORT  19

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments; and (ii) ongoing costs, which may include management fees; distribution and service (Rule 12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held until Oct. 31, 2010.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return for the class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
20  COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                   BEGINNING        ENDING        EXPENSES
                                 ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                MAY 1, 2010(a)  OCT. 31, 2010  THE PERIOD(b)  EXPENSE RATIO
-------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,046.10        $ 8.11         1.59%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,017.00        $ 8.00         1.59%
-------------------------------------------------------------------------------------------

Class B
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,041.70        $12.06         2.37%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,013.11        $11.90         2.37%
-------------------------------------------------------------------------------------------

Class C
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,043.70        $11.97         2.35%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,013.21        $11.80         2.35%
-------------------------------------------------------------------------------------------

Class I
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,049.90        $ 4.91          .96%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,020.14        $ 4.84          .96%
-------------------------------------------------------------------------------------------

Class R4
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,048.60        $ 6.59         1.29%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,018.50        $ 6.49         1.29%
-------------------------------------------------------------------------------------------

Class Z
-------------------------------------------------------------------------------------------
  Actual(d)                         $1,000        $1,036.10        $ 1.08         1.21%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,018.90        $ 6.09         1.21%
-------------------------------------------------------------------------------------------


(a) The beginning account value for Class Z is as of Sept. 27, 2010 (when shares became available) for actual expense calculations.
(b) Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Actual expenses for Class Z are equal to the annualized expense ratio for the class as indicated above, multiplied by the average account value over the period, multiplied by 32/365 (to reflect the number of days in the period).
(c) Based on the actual return for the six months ended Oct. 31, 2010: +4.61% for Class A, +4.17% for Class B, +4.37% for Class C, +4.99% for Class I and +4.86% for Class R4.
(d) Based on the actual return for the period from Sept. 27, 2010 (when shares became available) to Oct. 31, 2010 of +3.61% for Class Z.


--------------------------------------------------------------------------------
       COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND -- 2010 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

OCT. 31, 2010
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (98.0%)(c)
ISSUER                                                 SHARES                VALUE(a)
AUSTRALIA (3.5%)
Alumina Ltd.                                           959,132(d)          $1,907,124
BHP Billiton Ltd.                                       48,000              1,970,911
Commonwealth Property Office Fund                    3,058,045              2,740,750
David Jones Ltd.                                       300,128(d)           1,396,383
Incitec Pivot Ltd.                                     450,900              1,642,962
National Australia Bank Ltd.                           279,221              6,963,233
Newcrest Mining Ltd.                                    88,507(d)           3,464,236
Telstra Corp., Ltd.                                    448,600              1,173,208
Transfield Services Ltd.                               582,530              1,974,235
                                                                      ---------------
Total                                                                      23,233,042
-------------------------------------------------------------------------------------

AUSTRIA (0.3%)
OMV AG                                                  49,500              1,848,798
-------------------------------------------------------------------------------------

BELGIUM (1.5%)
Belgacom SA                                             90,084(d)           3,533,163
Delhaize Group SA                                       59,506              4,155,267
KBC Groep NV                                            57,700(b)           2,509,090
                                                                      ---------------
Total                                                                      10,197,520
-------------------------------------------------------------------------------------

BRAZIL (1.5%)
Banco do Brasil SA                                      81,100              1,571,587
Centrais Eletricas Brasileiras SA, ADR                 159,459              2,607,155
Empresa Brasileira de Aeronautica SA                   372,700              2,643,651
Vale SA, ADR                                           106,700(d)           3,065,491
                                                                      ---------------
Total                                                                       9,887,884
-------------------------------------------------------------------------------------

CANADA (6.2%)
Agrium, Inc.                                            14,500              1,282,665
Barrick Gold Corp.                                     130,346              6,268,339
Ivanhoe Mines Ltd.                                      53,601(b)           1,290,176
Kinross Gold Corp.                                     227,937              4,091,469
Lundin Mining Corp.                                    202,200(b)           1,280,726
Magna International, Inc.                               15,462              1,399,929
Morguard Real Estate Investment Trust                   57,500                763,923
National Bank of Canada                                 42,200(d)           2,777,612
Nexen, Inc.                                            437,489              9,311,053
Northern Property Real Estate                           42,400              1,124,542
Investment Trust Pason Systems, Inc.                   144,000              1,682,989
Penn West Energy Trust Unit                            132,052              3,007,714
Suncor Energy, Inc.                                    235,895              7,554,584
                                                                      ---------------
Total                                                                      41,835,721
-------------------------------------------------------------------------------------

DENMARK (0.6%)
Danske Bank A/S                                        149,500(b)           3,975,174
-------------------------------------------------------------------------------------

FINLAND (0.5%)
Nokia OYJ, ADR                                         320,751(d)           3,425,621
-------------------------------------------------------------------------------------

FRANCE (12.7%)
Alcatel-Lucent                                         764,453(b,d)         2,682,358
Areva SA                                                 3,963(d)           1,812,912
Arkema SA                                               39,000              2,519,325
BNP Paribas                                            107,090              7,829,653
Boiron SA                                               21,566(d)             815,830
Bouygues SA                                             81,200(d)           3,577,308
Cap Gemini SA                                           73,700              3,758,561
Carrefour SA                                            70,983              3,829,862
Cie Generale de Geophysique-Veritas                     75,200(b,d)         1,752,482
EDF SA                                                 118,658              5,435,553
Euler Hermes SA                                          8,780(b)             826,387
Fimalac                                                 12,311(d)             529,093
France Telecom SA                                      223,900              5,378,258
IPSOS                                                   34,363              1,652,049
Lagardere SCA                                           95,800              4,084,567
Mersen                                                  48,132              2,109,431
Neopost SA                                              29,793(d)           2,474,211
Nexans SA                                               34,881(d)           2,483,764
PPR                                                     11,400              1,868,405
Renault SA                                              72,800(b)           4,043,870
Sanofi-Aventis SA                                      152,103             10,619,141
Societe Generale                                        92,701              5,549,147


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
22  COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
FRANCE (CONT.)
Thales SA                                               89,205             $3,635,831
Vivendi SA                                             206,570              5,890,283
                                                                      ---------------
Total                                                                      85,158,281
-------------------------------------------------------------------------------------

GERMANY (8.5%)
Allianz SE                                              80,335             10,063,782
Bayer AG                                                95,100              7,094,606
Bilfinger Berger SE                                     28,324              2,062,179
BMW AG                                                  88,300              6,328,098
Deutsche Bank AG                                        63,400              3,653,594
E.ON AG                                                226,500              7,090,415
ElringKlinger AG                                        28,745                957,631
Fielmann AG                                             12,438(d)           1,255,477
GFK SE                                                  25,933              1,094,685
MTU Aero Engines Holding AG                             16,759              1,011,949
Muenchener Rueckversicherungs AG                        18,400              2,876,152
QIAGEN NV                                               49,576(b)             939,096
Rational AG                                              4,441                992,310
Siemens AG                                              32,407              3,700,813
Symrise AG                                              93,978              2,853,654
ThyssenKrupp AG                                         97,600              3,590,312
Wincor Nixdorf AG                                       19,333              1,413,760
                                                                      ---------------
Total                                                                      56,978,513
-------------------------------------------------------------------------------------

HONG KONG (1.7%)
AMVIG Holdings Ltd.                                  2,112,000              1,716,630
Arts Optical International Holdings                    940,000                402,632
ASM Pacific Technology Ltd.                            161,500(d)           1,456,438
Esprit Holdings Ltd.                                   611,100(d)           3,291,631
Fong's Industries Co., Ltd.                          1,050,000                590,633
Great Eagle Holdings Ltd.                              110,000                329,248
New World Development Ltd.                           1,542,000              3,043,814
Pacific Basin Shipping Ltd.                          1,100,000                800,413
                                                                      ---------------
Total                                                                      11,631,439
-------------------------------------------------------------------------------------

INDIA (0.2%)
Tata Steel Ltd.                                        118,400              1,570,849
-------------------------------------------------------------------------------------

IRELAND (0.1%)
Glanbia PLC                                            155,981                737,856
-------------------------------------------------------------------------------------

ITALY (3.7%)
ENI SpA                                                212,400              4,784,343
ERG SpA                                                136,743              1,887,286
Telecom Italia SpA                                   3,749,600              5,748,936
Telecom Italia SpA-RSP                               6,554,127              8,024,508
UniCredit SpA                                        1,804,925              4,703,465
                                                                      ---------------
Total                                                                      25,148,538
-------------------------------------------------------------------------------------

JAPAN (24.2%)
Aeon Co., Ltd.                                         158,900(d)           1,871,967
Ariake Japan Co., Ltd.                                  66,200              1,002,831
Asahi Breweries Ltd.                                   165,500              3,342,084
Asahi Glass Co., Ltd.                                  193,000              1,853,970
Coca-Cola West Co., Ltd.                               279,900              4,281,806
Dai Nippon Printing Co., Ltd.                          393,000(d)           4,961,949
East Japan Railway Co.                                  41,900              2,590,438
FCC Co., Ltd.                                          107,200              2,300,664
FUJIFILM Holdings Corp.                                104,900              3,500,143
Hogy Medical Co., Ltd.                                  34,200              1,555,511
Horiba Ltd.                                             59,300              1,455,418
ITOCHU Corp.                                           296,000              2,596,943
Japan Tobacco, Inc.                                      1,137              3,536,611
JFE Holdings, Inc.                                     100,500              3,137,269
JS Group Corp.                                         134,100              2,639,672
Kao Corp.                                               74,800              1,899,048
KDDI Corp.                                                 702              3,781,745
Konami Corp.                                            63,900(d)           1,126,012
Konica Minolta Holdings, Inc.                          240,000              2,326,333
Mabuchi Motor Co., Ltd.                                 67,500(d)           3,577,576
Miraca Holdings, Inc.                                   30,800              1,108,448
Mitsubishi Corp.                                       240,600              5,785,522
Mitsubishi Gas Chemical Co., Inc.                      376,000              2,326,929
Mitsubishi Materials Corp.                             514,000(b)           1,609,643
Mitsui & Co., Ltd.                                     282,100              4,434,653
Mitsui Fudosan Co., Ltd.                               262,000              4,952,180
Miura Co., Ltd.                                         27,900                632,058
MS&AD Insurance Group Holdings                         144,300              3,466,284
Namco Bandai Holdings, Inc.                             70,900                653,757
NGK Spark Plug Co., Ltd.                               175,000(d)           2,440,040
Nifco, Inc.                                             86,300(d)           2,173,855


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
       COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND -- 2010 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
JAPAN (CONT.)
Nintendo Co., Ltd.                                      10,400             $2,694,669
Nippon Telegraph & Telephone Corp.                     125,100              5,682,124
Nippon Telegraph & Telephone Corp., ADR                236,908              5,339,906
Nissan Motor Co., Ltd.                                 495,600              4,372,760
ORIX Corp.                                              57,400(d)           5,235,690
Panasonic Corp.                                        128,500              1,889,095
Rohm Co., Ltd.                                          41,000(d)           2,557,723
Sankyo Co., Ltd.                                        48,900              2,606,947
Sekisui House Ltd.                                     286,000              2,690,469
Seven & I Holdings Co., Ltd.                           139,000              3,235,330
Sharp Corp.                                            364,000(d)           3,596,123
Shimano, Inc.                                           10,500                524,543
Shiseido Co., Ltd.                                     152,900              3,195,946
Sony Corp.                                              95,500              3,192,432
Sumitomo Electric Industries Ltd.                      112,800              1,439,612
Sumitomo Mitsui Financial Group, Inc.                  178,200              5,341,349
Sumitomo Realty & Development Co., Ltd.                130,000(d)           2,833,603
Sumitomo Rubber Industries Ltd.                         58,800                633,523
Taiyo Holdings Co., Ltd.                                25,200                714,632
Takeda Pharmaceutical Co., Ltd.                         18,500                866,721
The Sumitomo Trust & Banking Co., Ltd.                 375,000(d)           2,055,114
The Tokyo Electric Power Co., Inc.                     211,000              5,047,533
Tokyo Gas Co., Ltd.                                    484,000              2,279,558
Toshiba Corp.                                          812,000              4,066,558
Toyota Motor Corp., ADR                                 37,011              2,621,119
Ushio, Inc.                                             58,600                976,545
Wacoal Holdings Corp.                                  245,000(d)           3,571,331
                                                                      ---------------
Total                                                                     162,182,314
-------------------------------------------------------------------------------------

KAZAKHSTAN (0.2%)
KazMunaiGas Exploration Production, GDR                 85,350              1,468,020
-------------------------------------------------------------------------------------

NETHERLANDS (2.2%)
Fugro NV-CVA                                            27,858              1,970,112
Koninklijke Ahold NV                                   100,900              1,393,995
Koninklijke Boskalis Westminster NV                     66,214              2,680,796
Koninklijke Vopak NV                                    38,044              1,902,327
Randstad Holding NV                                     66,905(b)           3,183,506
SBM Offshore NV                                         45,028                918,412
Wolters Kluwer NV                                      115,527              2,627,177
                                                                      ---------------
Total                                                                      14,676,325
-------------------------------------------------------------------------------------

NEW ZEALAND (0.6%)
Auckland International Airport Ltd.                    555,352                889,024
Fisher & Paykel Healthcare Corp., Ltd.                 749,117              1,850,209
Sky City Entertainment Group Ltd.                      494,834              1,139,181
                                                                      ---------------
Total                                                                       3,878,414
-------------------------------------------------------------------------------------

NORWAY (0.6%)
DnB NOR ASA                                            101,000              1,386,822
Farstad Shipping ASA                                    25,797(d)             671,866
Petroleum Geo-Services ASA                             139,950(b)           1,749,554
                                                                      ---------------
Total                                                                       3,808,242
-------------------------------------------------------------------------------------

RUSSIA (0.8%)
Gazprom OAO, ADR                                       140,847(d)           3,087,366
Lukoil OAO, ADR                                         42,900(d)           2,393,820
                                                                      ---------------
Total                                                                       5,481,186
-------------------------------------------------------------------------------------

SINGAPORE (1.8%)
Ascendas Real Estate Investment Trust                  885,000              1,408,996
CapitaMall Trust                                     1,593,099              2,437,851
Hyflux Ltd.                                            478,000              1,163,691
SATS Ltd.                                              770,000              1,696,035
SIA Engineering Co., Ltd.                              693,000              2,324,462
SMRT Corp., Ltd.                                       586,000                928,433
StarHub Ltd.                                           903,000              1,849,409
                                                                      ---------------
Total                                                                      11,808,877
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
24  COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

SOUTH AFRICA (1.5%)
AngloGold Ashanti Ltd., ADR                             95,795(d)          $4,512,903
Gold Fields Ltd.                                       228,613              3,581,256
Impala Platinum Holdings Ltd.                           63,398              1,793,847
                                                                      ---------------
Total                                                                       9,888,006
-------------------------------------------------------------------------------------

SOUTH KOREA (2.0%)
KB Financial Group, Inc.                                58,087              2,581,461
Korea Electric Power Corp., ADR                        208,128(b)           2,749,371
Samsung Electronics Co., Ltd.                            3,960              2,622,214
SK Telecom Co., Ltd., ADR                              288,215(d)           5,311,802
                                                                      ---------------
Total                                                                      13,264,848
-------------------------------------------------------------------------------------

SPAIN (0.8%)
Prosegur Cia de Seguridad SA                            26,551              1,590,654
Telefonica SA                                          150,200              4,054,083
                                                                      ---------------
Total                                                                       5,644,737
-------------------------------------------------------------------------------------

SWEDEN (0.1%)
AF AB, Series B                                         55,638                968,222
-------------------------------------------------------------------------------------

SWITZERLAND (2.7%)
Novartis AG                                            116,780              6,769,253
UBS AG                                                 127,566(b)           2,171,173
Xstrata PLC                                            487,570              9,448,425
                                                                      ---------------
Total                                                                      18,388,851
-------------------------------------------------------------------------------------

TAIWAN (0.4%)
AU Optronics Corp.                                   2,195,960(b)           2,191,155
United Microelectronics Corp.                          687,000                326,480
                                                                      ---------------
Total                                                                       2,517,635
-------------------------------------------------------------------------------------

TURKEY (0.3%)
Turkiye Garanti Bankasi AS                             346,200              2,091,652
-------------------------------------------------------------------------------------

UNITED KINGDOM (18.4%)
AstraZeneca PLC                                        234,346             11,750,303
Aviva PLC                                              381,500              2,433,343
BAE Systems PLC                                        638,000              3,523,535
Barclays PLC                                           979,500              4,309,447
Bodycote PLC                                           199,236                845,922
BP PLC                                               1,249,400              8,523,614
BP PLC, ADR                                             65,437              2,671,793
British American Tobacco PLC                            50,700              1,933,310
Cobham PLC                                             127,792                474,197
Croda International PLC                                108,139              2,491,483
De La Rue PLC                                          144,580              1,477,902
Diploma PLC                                            260,617              1,082,525
Domino Printing Sciences PLC                             5,573                 47,056
Firstgroup PLC                                         277,900              1,816,180
GlaxoSmithKline PLC                                    172,223              3,369,174
Greene King PLC                                         89,877                602,212
Halma PLC                                              212,022              1,109,805
Imperial Tobacco Group PLC                             165,300              5,294,223
Interserve PLC                                         283,634                913,421
Laird PLC                                              499,565              1,192,600
Marks & Spencer Group PLC                              600,300              4,110,735
Old Mutual PLC                                       1,539,900              3,204,928
Rentokil Initial PLC                                   763,900(b)           1,212,905
Rexam PLC                                              599,413              3,051,125
Rio Tinto PLC                                          139,200              9,001,336
Rotork PLC                                             111,477              2,991,691
Royal Dutch Shell PLC, ADR                              69,980              4,501,114
Royal Dutch Shell PLC, Series A                        374,452             12,141,327
Serco Group PLC                                        107,732              1,059,814
Spectris PLC                                            93,586              1,692,862
Spirax-Sarco Engineering PLC                            20,436                592,313
The Weir Group PLC                                     150,701              3,761,838
Thomas Cook Group PLC                                  555,500              1,610,049
TT electronics PLC                                     324,630                830,895
TUI Travel PLC                                         629,700              2,129,798
Ultra Electronics Holdings PLC                          61,634              1,837,737
Victrex PLC                                             64,922              1,342,873
Vodafone Group PLC                                   4,622,649             12,579,780
                                                                      ---------------
Total                                                                     123,515,165
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
       COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND -- 2010 ANNUAL REPORT  25

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

UNITED STATES (0.4%)
Axis Capital Holdings Ltd.                              78,902             $2,683,457
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $608,451,903)                                                     $657,895,187
-------------------------------------------------------------------------------------



WARRANTS (--%)
ISSUER                                                 SHARES                VALUE(a)
FRANCE
Ste Industrielle d' Aviation Latecoere SA               19,876(b,d)           $33,737
-------------------------------------------------------------------------------------
TOTAL WARRANTS
(Cost: $--)                                                                   $33,737
-------------------------------------------------------------------------------------



MONEY MARKET FUND (0.6%)
                                                       SHARES                VALUE(a)
Columbia Short-Term Cash Fund, 0.241%                3,949,432(e)          $3,949,432
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $3,949,432)                                                         $3,949,432
-------------------------------------------------------------------------------------





INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (6.6%)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)
CERTIFICATES OF DEPOSIT (4.0%)
Banque et Caisse d'Epargne de l'Etat
 11-22-10                            0.307%          $1,998,943            $1,998,943
Caisse des Depots
 12-13-10                            0.345            1,998,257             1,998,257
Development Bank of Singapore Ltd.
 11-09-10                            0.400            1,000,000             1,000,000
 01-25-11                            0.310            1,000,000             1,000,000
KBC Bank NV
 11-15-10                            0.450            1,000,000             1,000,000
La Banque Postale
 11-16-10                            0.345            1,998,832             1,998,832
Landesbank Hessen Thuringen
 11-29-10                            0.270            1,000,000             1,000,000
Mizuho Corporate Bank Ltd.
 11-23-10                            0.300              999,717               999,717
Rabobank Group
 11-03-10                            0.316            5,000,000             5,000,000
Sumitomo Mitsui Banking Corp.
 12-13-10                            0.310            2,000,000             2,000,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.
 12-16-10                            0.350            1,998,232             1,998,232
United Overseas Bank Ltd.
 01-18-11                            0.330            2,000,000             2,000,000
Westpac Banking Corp.
 11-04-10                            0.296            5,000,000             5,000,000
                                                                      ---------------
Total                                                                      26,993,981
-------------------------------------------------------------------------------------




                                   EFFECTIVE         PRINCIPAL
ISSUER                               YIELD             AMOUNT                VALUE(a)
REPURCHASE AGREEMENTS (2.6%)(f)
Barclays Capital, Inc.
 dated 10-13-10, matures 11-29-10,
 repurchase price
 $2,000,637                          0.370%          $2,000,000            $2,000,000
Citigroup Global Markets, Inc.
 dated 10-29-10, matures 11-01-10,
 repurchase price
 $5,000,096                          0.230            5,000,000             5,000,000
Deutsche Bank AG
 dated 10-29-10, matures 11-01-10,
 repurchase price
 $5,432,333                          0.230            5,432,229             5,432,229
Morgan Stanley
 dated 04-15-10, matures 11-29-10,
 repurchase price
 $5,002,024                          0.470            5,000,000             5,000,000
                                                                      ---------------
Total                                                                      17,432,229
-------------------------------------------------------------------------------------

TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $44,426,210)                                                       $44,426,210
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $656,827,545)(g)                                                  $706,304,566
=====================================================================================






See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
26  COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


SUMMARY OF INVESTMENTS IN SECURITIES BY INDUSTRY

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at Oct. 31, 2010:


                                       PERCENTAGE OF
INDUSTRY                                 NET ASSETS          VALUE(a)
-----------------------------------------------------------------------
Aerospace & Defense                         2.0%            $13,160,637
Auto Components                             1.5               9,905,642
Automobiles                                 2.6              17,365,847
Beverages                                   1.1               7,623,890
Building Products                           0.7               4,493,642
Capital Markets                             0.9               5,824,767
Chemicals                                   2.3              15,174,523
Commercial Banks                            7.9              53,644,806
Commercial Services & Supplies              1.8              12,277,459
Communications Equipment                    0.9               6,107,979
Computers & Peripherals                     0.8               5,480,318
Construction & Engineering                  1.4               9,233,704
Consumer Finance                            0.8               5,235,690
Containers & Packaging                      0.7               4,767,755
Diversified Financial Services              0.1                 529,093
Diversified Telecommunication                                38,934,186
  Services                                  5.7
Electric Utilities                          3.4              22,930,027
Electrical Equipment                        1.8              12,399,840
Electronic Equipment, Instruments &                          13,102,459
  Components                                2.0
Energy Equipment & Services                 1.3               8,745,415
Food & Staples Retailing                    2.2              14,486,421
Food Products                               0.3               1,740,687
Gas Utilities                               0.3               2,279,558
Health Care Equipment & Supplies            0.5               3,405,720
Health Care Providers & Services            0.2               1,108,448
Hotels, Restaurants & Leisure               0.8               5,481,240
Household Durables                          1.7              11,368,119
Industrial Conglomerates                    0.6               3,700,813
Insurance                                   3.8              25,554,333
IT Services                                 0.6               3,758,561
Leisure Equipment & Products                0.6               3,785,247
Life Sciences Tools & Services              0.1                 939,096
Machinery                                   1.6              10,406,765
Marine                                      0.1                 800,413
Media                                       2.3              15,348,761
Metals & Mining                             9.1              61,584,312
Multiline Retail                            1.1               7,375,523
Office Electronics                          0.7               4,800,544
Oil, Gas & Consumable Fuels                 9.3              63,180,832
Personal Products                           0.8               5,094,994
Pharmaceuticals                             6.1              41,285,028


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
       COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND -- 2010 ANNUAL REPORT  27

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

SUMMARY OF INVESTMENTS IN SECURITIES
BY INDUSTRY (CONTINUED)


                                       PERCENTAGE OF
INDUSTRY                                 NET ASSETS          VALUE(a)
-----------------------------------------------------------------------
Professional Services                       0.6%             $4,151,728
Real Estate Investment Trusts                                 8,476,062
  (REITs)                                   1.3
Real Estate Management & Development        1.7              11,158,845
Road & Rail                                 0.8               5,335,051
Semiconductors & Semiconductor                                6,962,855
  Equipment                                 1.0
Software                                    0.6               3,820,681
Specialty Retail                            0.7               4,547,108
Textiles, Apparel & Luxury Goods            0.6               3,973,963
Tobacco                                     1.6              10,764,144
Trading Companies & Distributors            1.9              12,817,118
Transportation Infrastructure               1.0               6,811,848
Water Utilities                             0.2               1,163,691
Wireless Telecommunication Services         3.5              23,522,736
Other(1)                                    7.2              48,375,642
-----------------------------------------------------------------------
Total                                                      $706,304,566
-----------------------------------------------------------------------


(1) Cash & Cash Equivalents.

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

INVESTMENTS IN DERIVATIVES

At Oct. 31, 2010, $268,287 was held in a margin deposit account as collateral to cover initial margin requirements on open stock index futures contracts.

FUTURES CONTRACTS OUTSTANDING AT OCT. 31, 2010



                              NUMBER OF                                  UNREALIZED
                              CONTRACTS      NOTIONAL     EXPIRATION    APPRECIATION
CONTRACT DESCRIPTION        LONG (SHORT)   MARKET VALUE      DATE      (DEPRECIATION)
-------------------------------------------------------------------------------------
Dow Jones EURO STOXX 50
Index                            92          $3,633,910    Dec. 2010          $54,824




FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS OPEN AT OCT. 31, 2010



                                         CURRENCY TO   CURRENCY TO   UNREALIZED    UNREALIZED
COUNTERPARTY             EXCHANGE DATE   BE DELIVERED  BE RECEIVED  APPRECIATION  DEPRECIATION
----------------------------------------------------------------------------------------------
Jackson Partners &        Nov. 1, 2010     13,055,770      159,785           $--       $(2,459)
Associates Inc.
                                                 (JPY)        (USD)
Jackson Partners &        Nov. 2, 2010         76,408    6,206,544           721            --
Associates Inc.
                                                 (USD)        (JPY)
J.P. Morgan Securities,   Nov. 3, 2010        590,589      346,387            --        (1,264)
Inc.
                                                 (BRL)        (USD)


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
28  COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS OPEN AT OCT. 31,
2010 (CONTINUED)



                                         CURRENCY TO   CURRENCY TO   UNREALIZED    UNREALIZED
COUNTERPARTY             EXCHANGE DATE   BE DELIVERED  BE RECEIVED  APPRECIATION  DEPRECIATION
----------------------------------------------------------------------------------------------
Jackson Partners &        Nov. 3, 2010         80,812       82,647          $131           $--
Associates Inc.
                                                 (USD)        (AUD)
Jackson Partners &        Nov. 4, 2010         79,657       81,853           517            --
Associates Inc.
                                                 (USD)        (AUD)
J.P. Morgan Securities,  Nov. 15, 2010     14,782,000   14,444,597            --       (44,224)
Inc.
                                                 (CAD)        (USD)
J.P. Morgan Securities,  Nov. 15, 2010     18,079,000   22,999,057            --    (2,151,247)
Inc.
                                                 (EUR)        (USD)
J.P. Morgan Securities,  Nov. 15, 2010  2,033,512,000   24,246,160            --    (1,035,290)
Inc.
                                                 (JPY)        (USD)
J.P. Morgan Securities,  Nov. 15, 2010      9,277,472   10,287,000       783,510            --
Inc.
                                                 (USD)        (AUD)
J.P. Morgan Securities,  Nov. 15, 2010     13,152,084   13,318,000       380,225            --
Inc.
                                                 (USD)        (CHF)
J.P. Morgan Securities,  Nov. 15, 2010     18,203,542  109,176,000       425,540            --
Inc.
                                                 (USD)        (NOK)
J.P. Morgan Securities,  Nov. 15, 2010        970,424    1,333,000        44,722            --
Inc.
                                                 (USD)        (NZD)
J.P. Morgan Securities,  Nov. 15, 2010     17,344,399  123,179,000     1,085,808            --
Inc.
                                                 (USD)        (SEK)
J.P. Morgan Securities,  Feb. 15, 2011      5,090,000    8,073,071            --       (75,072)
Inc.
                                                 (GBP)        (USD)
J.P. Morgan Securities,  Feb. 15, 2011      9,426,858    9,813,000        61,378            --
Inc.
                                                 (USD)        (AUD)
----------------------------------------------------------------------------------------------
Total                                                                 $2,782,552   $(3,309,556)
----------------------------------------------------------------------------------------------



NOTES TO PORTFOLIO OF INVESTMENTS



     ADR  -- American Depositary Receipt
     AUD  -- Australian Dollar
     BRL  -- Brazilian Real
     CAD  -- Canadian Dollar
     CHF  -- Swiss Franc
     EUR  -- European Monetary Unit
     GBP  -- British Pound Sterling
     GDR  -- Global Depositary Receipt
     JPY  -- Japanese Yen
     NOK  -- Norwegian Krone
     NZD  -- New Zealand Dollar
     SEK  -- Swedish Krona


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.


--------------------------------------------------------------------------------
       COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND -- 2010 ANNUAL REPORT  29

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

(c)  Foreign security values are stated in U.S. dollars.

(d) At Oct. 31, 2010, security was partially or fully on loan. See Note 7 to the financial statements.

(e) Affiliated Money Market Fund -- See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at Oct. 31, 2010.

(f) The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.


BARCLAYS CAPITAL, INC. (0.370%)

SECURITY DESCRIPTION                              VALUE(a)
-----------------------------------------------------------
Arabella Arabella                                   $89,550
Banco Bilbao Vizcaya Argentaria/New York NY           4,598
BNP Paribas                                          14,062
Bp Capital Markets PLC                              176,156
Commonwealth Bank of Australia                      165,924
Cparcher Daniels M D                                 99,934
Credit Agic Corp                                        420
Gdz Suez                                             90,763
Grampian Funding Ltd/LLC                            118,946
John Deere Credit Ltd                                95,584
Kfw                                                  91,950
Lloyds Bk PLC                                        50,459
Nationwide Building Soc                             195,143
Network Rail Infrastructure                          79,978
Nieuw Amsterdam                                      65,151
Oesterreichische Kontrollbank AG                    171,677
Prudential PLC                                      296,621
Rabobank Nederland                                   12,365
Societe Generale                                    168,537
Societe Generale/New York NY                         10,000
Ubs Ag Stamford Bran                                  2,210
Wal-Mart Stores Inc                                  99,972
-----------------------------------------------------------
Total market value of collateral securities      $2,100,000
-----------------------------------------------------------




--------------------------------------------------------------------------------
30  COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

NOTES TO PORTFOLIO OF
INVESTMENTS (CONTINUED)



CITIGROUP GLOBAL MARKETS, INC. (0.230%)

SECURITY DESCRIPTION                              VALUE(a)
-----------------------------------------------------------
Fannie Mae Benchmark REMIC                          $28,259
Fannie Mae REMICS                                 1,663,400
Fannie Mae-Aces                                      36,768
Freddie Mac Reference REMIC                          53,598
Freddie Mac REMICS                                2,604,054
Government National Mortgage Association            713,921
-----------------------------------------------------------
Total market value of collateral securities      $5,100,000
-----------------------------------------------------------


DEUTSCHE BANK AG (0.230%)

SECURITY DESCRIPTION                              VALUE(a)
-----------------------------------------------------------
Fannie Mae Pool                                  $5,540,873
-----------------------------------------------------------
Total market value of collateral securities      $5,540,873
-----------------------------------------------------------


MORGAN STANLEY (0.470%)

SECURITY DESCRIPTION                              VALUE(a)
-----------------------------------------------------------
Argento Variable Funding                           $998,859
Autobahn Funding                                    688,637
Compass Sec LLC                                     692,620
Gotham Funding Corp                                 999,263
Halkin Finance LLC                                  111,447
Landesbank Hsn-Thurny                               977,347
Solitaire Funding Ltd                               779,449
Starbird Funding Corp.                                2,378
-----------------------------------------------------------
Total market value of collateral securities      $5,250,000
-----------------------------------------------------------



(g) At Oct. 31, 2010, the cost of securities for federal income tax purposes was $670,092,242 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $88,690,973
     Unrealized depreciation                         (52,478,649)
     -----------------------------------------------------------
     Net unrealized appreciation                     $36,212,324
     -----------------------------------------------------------





--------------------------------------------------------------------------------
       COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND -- 2010 ANNUAL REPORT  31

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as

--------------------------------------------------------------------------------
32  COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Oct. 31, 2010:

                                                 FAIR VALUE AT OCT. 31, 2010
                             ------------------------------------------------------------------
                                   LEVEL 1            LEVEL 2
                                QUOTED PRICES          OTHER          LEVEL 3
                                  IN ACTIVE         SIGNIFICANT     SIGNIFICANT
                                 MARKETS FOR         OBSERVABLE    UNOBSERVABLE
DESCRIPTION(A)               IDENTICAL ASSETS(B)       INPUTS         INPUTS           TOTAL
-----------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks                  $657,895,187               $--         $--        $657,895,187
  Warrants                             33,737                --          --              33,737
-----------------------------------------------------------------------------------------------
Total Equity Securities           657,928,924                --          --         657,928,924
-----------------------------------------------------------------------------------------------
Other
  Affiliated Money Market
    Fund(c)                         3,949,432                --          --           3,949,432
  Investments of Cash
    Collateral Received
    for Securities on
    Loan                                   --        44,426,210          --          44,426,210
-----------------------------------------------------------------------------------------------
Total Other                         3,949,432        44,426,210          --          48,375,642
-----------------------------------------------------------------------------------------------
Investments in Securities         661,878,356        44,426,210          --         706,304,566
Derivatives(d)
  Assets
    Futures Contracts                  54,824                --          --              54,824
    Forward Foreign
     Currency Exchange
     Contracts                             --         2,782,552          --           2,782,552
  Liabilities                              --                --          --                  --
    Forward Foreign
     Currency Exchange
     Contracts                             --        (3,309,556)         --          (3,309,556)
-----------------------------------------------------------------------------------------------
Total                            $661,933,180       $43,899,206         $--        $705,832,386
-----------------------------------------------------------------------------------------------


(a) See the Portfolio of Investments for all investment classifications not indicated in the table.

(b) Includes certain securities trading outside the U.S. whose values were adjusted at Oct. 31, 2009 as a result of significant market movements following the close of local trading, and were classified as Level 2. These values were not adjusted as of Oct. 31, 2010. Therefore, these investment securities were classified as Level 1 instead of Level 2 at Oct. 31, 2010. The amount of securities transferred out of Level 2 into Level 1 during the period was $405,464,940. Transfers between Levels 1 and 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.


--------------------------------------------------------------------------------
       COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND -- 2010 ANNUAL REPORT  33

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

(c) Money market fund that is a sweep investment for cash balances in the Fund at Oct. 31, 2010.

(d)  Derivative instruments are valued at unrealized appreciation
     (depreciation).

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

                                                         RIGHTS
---------------------------------------------------------------
Balance as of Oct. 31, 2009                                 $1
  Accrued discounts/premiums                                --
  Realized gain (loss)                                      --
  Change in unrealized appreciation (depreciation)*         (1)
  Sales                                                     --
  Purchases                                                 --
  Transfers into Level 3                                    --
  Transfers out of Level 3                                  --
---------------------------------------------------------------
Balance as of Oct. 31, 2010                                $--
---------------------------------------------------------------


* Change in unrealized appreciation (depreciation) relating to securities held at Oct. 31, 2010 was $0.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.


--------------------------------------------------------------------------------
34  COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND -- 2010 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
OCT. 31, 2010


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $608,451,903)             $ 657,928,924
  Affiliated money market fund (identified cost $3,949,432)            3,949,432
  Investments of cash collateral received for securities on loan
    (identified cost $44,426,210)                                     44,426,210
--------------------------------------------------------------------------------
Total investments in securities (identified cost $656,827,545)       706,304,566
Foreign currency holdings (identified cost $5,874,579)                 5,985,850
Capital shares receivable                                                 30,495
Dividends and accrued interest receivable                              2,391,608
Receivable for investment securities sold                              6,813,862
Variation margin receivable on futures contracts                           1,280
Unrealized appreciation on forward foreign currency exchange
  contracts                                                            2,782,552
Margin deposits on futures contracts                                     268,287
--------------------------------------------------------------------------------
Total assets                                                         724,578,500
--------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                 1,207,169
Payable for investment securities purchased                            4,074,852
Payable upon return of securities loaned                              44,426,210
Unrealized depreciation on forward foreign currency exchange
  contracts                                                            3,309,556
Accrued investment management services fees                               16,168
Accrued distribution fees                                                  4,514
Accrued transfer agency fees                                              13,955
Accrued administrative services fees                                       1,450
Accrued plan administration services fees                                      3
Other accrued expenses                                                   223,724
--------------------------------------------------------------------------------
Total liabilities                                                     53,277,601
--------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $ 671,300,899
--------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                    $   1,092,239
Additional paid-in capital                                           956,210,395
Undistributed net investment income                                   15,370,422
Accumulated net realized gain (loss)                                (350,587,724)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                          49,215,567
--------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $ 671,300,899
--------------------------------------------------------------------------------
*Value of securities on loan                                       $  42,330,387
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
       COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND -- 2010 ANNUAL REPORT  35

STATEMENT OF ASSETS AND LIABILITIES (continued) -------------------------------- OCT. 31, 2010

NET ASSET VALUE PER SHARE
                   NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A          $427,389,225           69,673,191                       $6.13(1)
Class B          $ 48,327,297            8,399,429                       $5.75
Class C          $  9,217,955            1,609,913                       $5.73
Class I          $185,979,047           29,479,532                       $6.31
Class R4         $    384,783               61,460                       $6.26
Class Z          $      2,592                  411                       $6.31
------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $6.50. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
36  COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND -- 2010 ANNUAL REPORT

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED OCT. 31, 2010


INVESTMENT INCOME
Income:
Dividends                                                          $22,789,354
Interest                                                                 4,778
Income distributions from affiliated money market fund                  24,528
Income from securities lending -- net                                  917,841
Foreign taxes withheld                                              (2,456,863)
------------------------------------------------------------------------------
Total income                                                        21,279,638
------------------------------------------------------------------------------
Expenses:
Investment management services fees                                  5,751,275
Distribution fees
  Class A                                                            1,167,544
  Class B                                                              672,894
  Class C                                                               97,984
Transfer agency fees
  Class A                                                            1,739,629
  Class B                                                              266,489
  Class C                                                               37,306
  Class R4                                                                 279
Administrative services fees                                           568,821
Plan administration services fees -- Class R4                            1,115
Compensation of board members                                           21,428
Custodian fees                                                         175,812
Printing and postage                                                   133,900
Registration fees                                                       85,779
Professional fees                                                       48,277
Other                                                                  101,662
------------------------------------------------------------------------------
Total expenses                                                      10,870,194
------------------------------------------------------------------------------
Investment income (loss) -- net                                     10,409,444
------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                               (658,507)
  Foreign currency transactions                                     11,789,256
  Futures contracts                                                  1,007,338
------------------------------------------------------------------------------
Net realized gain (loss) on investments                             12,138,087
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                57,400,160
------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies               69,538,247
------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $79,947,691
------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
       COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND -- 2010 ANNUAL REPORT  37

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED OCT. 31,                                                         2010           2009
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $  10,409,444  $  14,837,867
Net realized gain (loss) on investments                               12,138,087   (358,829,233)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                  57,400,160    528,736,555
Payment from Investment Manager (Note 2)                                      --        628,616
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations       79,947,691    185,373,805
-----------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                          (10,408,224)            --
    Class B                                                           (1,121,420)            --
    Class C                                                             (172,298)            --
    Class I                                                           (5,085,878)            --
    Class R4                                                             (13,053)            --
  Net realized gain
    Class A                                                                   --    (56,437,211)
    Class B                                                                   --    (10,360,690)
    Class C                                                                   --     (1,163,063)
    Class I                                                                   --     (8,912,572)
    Class R4                                                                  --        (50,032)
-----------------------------------------------------------------------------------------------
Total distributions                                                  (16,800,873)   (76,923,568)

-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
38  COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

YEAR ENDED OCT. 31,                                                         2010           2009
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                   $  25,727,678  $ 216,524,547
  Class B shares                                                       2,412,868      3,618,486
  Class C shares                                                         716,272      1,095,219
  Class I shares                                                      10,330,572     64,396,411
  Class R4 shares                                                          7,051          3,220
  Class Z shares                                                           2,500            N/A
Reinvestment of distributions at net asset value
  Class A shares                                                      10,178,009     55,384,467
  Class B shares                                                       1,094,541     10,179,725
  Class C shares                                                         165,521      1,126,532
  Class I shares                                                       5,085,653      8,911,919
  Class R4 shares                                                         12,910         49,591
Conversions from Class B to Class A
  Class A shares                                                      15,742,220     13,866,581
  Class B shares                                                     (15,742,220)   (13,866,581)
Payments for redemptions
  Class A shares                                                    (378,889,345)  (305,719,058)
  Class B shares                                                     (23,429,375)   (38,167,891)
  Class C shares                                                      (3,268,727)    (4,838,840)
  Class I shares                                                     (26,916,804)   (16,651,793)
  Class R4 shares                                                       (156,342)      (150,879)
-----------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions   (376,927,018)    (4,238,344)
-----------------------------------------------------------------------------------------------
Proceeds from regulatory settlement (Note 10)                                 --         37,117
-----------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                             (313,780,200)   104,249,010
Net assets at beginning of year                                      985,081,099    880,832,089
-----------------------------------------------------------------------------------------------
Net assets at end of year                                          $ 671,300,899  $ 985,081,099
-----------------------------------------------------------------------------------------------
Undistributed net investment income                                $  15,370,422  $   7,204,885
-----------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
       COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND -- 2010 ANNUAL REPORT  39

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2007 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

                                                                     YEAR ENDED OCT. 31,
CLASS A                                            -------------------------------------------------------
PER SHARE DATA                                      2010        2009         2008        2007        2006
Net asset value, beginning of period                $5.67       $5.02       $12.14      $11.00       $9.00
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .08         .08          .22         .18         .11
Net gains (losses) (both realized and
 unrealized)                                          .50        1.04        (6.16)       2.10        2.47
----------------------------------------------------------------------------------------------------------
Total from investment operations                      .58        1.12        (5.94)       2.28        2.58
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.12)         --           --        (.13)       (.22)
Distributions from realized gains                      --        (.47)       (1.18)      (1.01)       (.36)
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.12)       (.47)       (1.18)      (1.14)       (.58)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.13       $5.67        $5.02      $12.14      $11.00
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       10.36%      24.97%(a)   (53.60%)     22.31%      29.93%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               1.57%       1.48%        1.29%       1.38%       1.55%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c)                            1.57%       1.48%        1.29%       1.38%       1.47%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.37%       1.73%        2.42%       1.54%       1.20%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $427        $710         $659      $2,032      $1,542
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               34%         63%          40%         28%         31%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
40  COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS B                                            ------------------------------------------------------
PER SHARE DATA                                      2010       2009         2008        2007        2006
Net asset value, beginning of period               $5.32       $4.78       $11.69      $10.63       $8.72
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .03         .05          .15         .09         .05
Net gains (losses) (both realized and
 unrealized)                                         .48         .96        (5.88)       2.03        2.38
---------------------------------------------------------------------------------------------------------
Total from investment operations                     .51        1.01        (5.73)       2.12        2.43
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.08)         --           --        (.05)       (.16)
Distributions from realized gains                     --        (.47)       (1.18)      (1.01)       (.36)
---------------------------------------------------------------------------------------------------------
Total distributions                                 (.08)       (.47)       (1.18)      (1.06)       (.52)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $5.75       $5.32        $4.78      $11.69      $10.63
---------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       9.63%      23.82%(a)   (53.90%)     21.37%      28.93%
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                              2.35%       2.25%        2.05%       2.14%       2.32%
---------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c)                           2.35%       2.25%        2.05%       2.14%       2.24%
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                        .62%       1.03%        1.69%        .80%        .45%
---------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $48         $80         $113        $395        $380
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              34%         63%          40%         28%         31%
---------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
       COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND -- 2010 ANNUAL REPORT  41

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS C                                            ------------------------------------------------------
PER SHARE DATA                                      2010       2009         2008        2007        2006
Net asset value, beginning of period               $5.31       $4.76       $11.66      $10.62       $8.71
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .03         .04          .14         .09         .06
Net gains (losses) (both realized and
 unrealized)                                         .48         .98        (5.86)       2.03        2.37
---------------------------------------------------------------------------------------------------------
Total from investment operations                     .51        1.02        (5.72)       2.12        2.43
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.09)         --           --        (.07)       (.16)
Distributions from realized gains                     --        (.47)       (1.18)      (1.01)       (.36)
---------------------------------------------------------------------------------------------------------
Total distributions                                 (.09)       (.47)       (1.18)      (1.08)       (.52)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $5.73       $5.31        $4.76      $11.66      $10.62
---------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       9.66%      24.14%(a)   (53.96%)     21.35%      29.05%
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                              2.33%       2.24%        2.04%       2.13%       2.32%
---------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c)                           2.33%       2.24%        2.04%       2.13%       2.24%
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                        .60%       1.01%        1.68%        .82%        .44%
---------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $9         $11          $13         $38         $26
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              34%         63%          40%         28%         31%
---------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
42  COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS I                                            -------------------------------------------------------
PER SHARE DATA                                      2010        2009         2008        2007        2006
Net asset value, beginning of period                $5.83       $5.12       $12.30      $11.13       $9.09
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .11         .12          .27         .26         .14
Net gains (losses) (both realized and
 unrealized)                                          .53        1.06        (6.27)       2.09        2.52
----------------------------------------------------------------------------------------------------------
Total from investment operations                      .64        1.18        (6.00)       2.35        2.66
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.16)         --           --        (.17)       (.26)
Distributions from realized gains                      --        (.47)       (1.18)      (1.01)       (.36)
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.16)       (.47)       (1.18)      (1.18)       (.62)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.31       $5.83        $5.12      $12.30      $11.13
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       11.25%      25.72%(a)   (53.37%)     22.79%      30.56%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                                .95%        .83%         .84%        .97%       1.12%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c)                             .95%        .83%         .84%        .97%       1.04%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.96%       2.49%        3.02%       2.18%       1.54%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $186        $183          $96        $196         $89
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               34%         63%          40%         28%         31%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
       COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND -- 2010 ANNUAL REPORT  43

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS R4                                           -------------------------------------------------------
PER SHARE DATA                                      2010        2009         2008        2007        2006
Net asset value, beginning of period                $5.80       $5.10       $12.23      $11.08       $9.06
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .10         .10          .25         .19         .12
Net gains (losses) (both realized and
 unrealized)                                          .51        1.07        (6.20)       2.12        2.50
----------------------------------------------------------------------------------------------------------
Total from investment operations                      .61        1.17        (5.95)       2.31        2.62
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.15)         --           --        (.15)       (.24)
Distributions from realized gains                      --        (.47)       (1.18)      (1.01)       (.36)
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.15)       (.47)       (1.18)      (1.16)       (.60)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.26       $5.80        $5.10      $12.23      $11.08
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       10.77%      25.61%(a)   (53.27%)     22.42%      30.17%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               1.27%       1.14%        1.13%       1.26%       1.38%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c)                            1.27%       1.00%         .87%       1.26%       1.30%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.67%       2.14%        2.75%       1.68%       1.44%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--         $--           $1          $2          $2
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               34%         63%          40%         28%         31%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
44  COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS Z                                               YEAR ENDED
PER SHARE DATA                                     OCT. 31, 2010(d)
Net asset value, beginning of period                     $6.09
-------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               .01
Net gains (losses) (both realized and
 unrealized)                                               .21
-------------------------------------------------------------------
Total from investment operations                           .22
-------------------------------------------------------------------
Net asset value, end of period                           $6.31
-------------------------------------------------------------------
TOTAL RETURN                                             3.61%
-------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Total expenses                                           1.21%(e)
-------------------------------------------------------------------
Net investment income (loss)                             1.70%(e)
-------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                    $--
-------------------------------------------------------------------
Portfolio turnover rate                                    34%
-------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
(a) During the year ended Oct. 31, 2009, the Investment Manager reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, the total return would have been lower by 0.08%.
(b) Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(d) For the period from Sept. 27, 2010 (when shares became available) to Oct. 31, 2010.
(e) Annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
       COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND -- 2010 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

Columbia Multi-Advisor International Value Fund (formerly known as RiverSource Partners International Select Value Fund) (the Fund) is a series of RiverSource International Managers Series, Inc. (the Corporation) and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Corporation has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Corporation's Board of Directors (the Board).

The Fund offers Class A, Class B, Class C, Class I, Class R4 and Class Z shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. Effective Sept. 7, 2010, the Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except that (i) dividend and/or capital gain distributions may continue to be reinvested in Class B shares of the Fund and (ii) shareholders invested in Class B shares of the Fund may exchange those shares for Class B shares of other Columbia, RiverSource, Seligman and Threadneedle funds offering such shares.

- Class C shares may be subject to a CDSC on shares redeemed within one year of purchase.

- Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

- Class R4 shares are not subject to sales charges, however, this class is closed to new investors effective December 31, 2010.

- Class Z shares are offered without a front-end sales charge or CDSC to certain eligible investors. Class Z shares became effective Sept. 27, 2010.

At Oct. 31, 2010, Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC) (the Investment Manager) and affiliated funds-of-funds owned 100% of Class I shares, and the Investment

--------------------------------------------------------------------------------
46  COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


Manager owned 100% of Class Z shares. At Oct. 31, 2010, the Investment Manager and affiliated funds-of-funds owned approximately 27% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price from the primary exchange. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise

--------------------------------------------------------------------------------
       COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND -- 2010 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2010, foreign currency holdings consisted of multiple denominations.

REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The market value of securities held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

ILLIQUID SECURITIES
At Oct. 31, 2010, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time of

--------------------------------------------------------------------------------
48  COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

purchase. The aggregate value of such securities at Oct. 31, 2010 was $33,737 representing less than 0.01% of net assets. Certain illiquid securities may be valued, in good faith, by management at fair value according to procedures approved by the Board. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all tax returns filed for the last three years.

FOREIGN CAPITAL GAINS TAXES
Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund pays such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are normally distributed along with the income dividend.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income,

--------------------------------------------------------------------------------
       COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND -- 2010 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

PAYMENT FROM THE INVESTMENT MANAGER
During the year ended Oct. 31, 2009, the Investment Manager voluntarily reimbursed the Fund $628,616 for a loss on a trading error.

3. DERIVATIVE INSTRUMENTS

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the contract between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to shift foreign currency exposure back to U.S. dollars.


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50  COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

The market values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

FUTURES CONTRACTS
Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts traded on U.S. and foreign exchanges to manage exposure to the securities market (stock index futures) and to equitize cash to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions (equity index futures). Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

EFFECTS OF DERIVATIVE TRANSACTIONS IN THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of

--------------------------------------------------------------------------------
       COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND -- 2010 ANNUAL REPORT  51

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT OCT. 31, 2010


                           ASSET DERIVATIVES                LIABILITY DERIVATIVES
                    ------------------------------  ------------------------------------
                       STATEMENT OF                    STATEMENT OF
                          ASSETS                          ASSETS
RISK EXPOSURE         AND LIABILITIES                 AND LIABILITIES
CATEGORY                 LOCATION       FAIR VALUE       LOCATION       FAIR VALUE
----------------------------------------------------------------------------------------
                    Unrealized                      Unrealized
                    appreciation on                 depreciation on
                    forward foreign                 forward foreign
Foreign exchange    currency exchange               currency exchange
  contracts         contracts           $2,782,552  contracts           $3,309,556
----------------------------------------------------------------------------------------
                    Net
                    assets -- unreali-
                    zed appreciation
Equity contracts    on investments          54,824* N/A                        N/A
----------------------------------------------------------------------------------------
Total                                   $2,837,376                      $3,309,556
----------------------------------------------------------------------------------------


* Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCT. 31, 2010


       AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
--------------------------------------------------------------------------------
                                 FORWARD FOREIGN
                                CURRENCY EXCHANGE
RISK EXPOSURE CATEGORY              CONTRACTS        FUTURES      TOTAL
--------------------------------------------------------------------------------
Foreign exchange contracts         $11,946,195     $       --  $11,946,195
--------------------------------------------------------------------------------
Equity contracts                            --      1,007,338  $ 1,007,338
--------------------------------------------------------------------------------
Total                              $11,946,195     $1,007,338  $12,953,533
--------------------------------------------------------------------------------




 CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN
                                     INCOME
-------------------------------------------------------------------------------
                                  FORWARD FOREIGN
                                 CURRENCY EXCHANGE
RISK EXPOSURE CATEGORY               CONTRACTS       FUTURES     TOTAL
-------------------------------------------------------------------------------
Foreign exchange contracts          $(6,883,971)    $     --  $(6,883,971)
-------------------------------------------------------------------------------
Equity contracts                             --      (34,343) $   (34,343)
-------------------------------------------------------------------------------
Total                               $(6,883,971)    $(34,343) $(6,918,314)
-------------------------------------------------------------------------------




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52  COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

VOLUME OF DERIVATIVE ACTIVITY
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
The gross notional amount of contracts outstanding was approximately $138.9 million at Oct. 31, 2010. The monthly average gross notional amount for these contracts was $184.6 million for the year ended Oct. 31, 2010. The fair value of such contracts at Oct. 31, 2010 is set forth in the table above.

FUTURES
The gross notional amount of long contracts outstanding was approximately $3.6 million at Oct. 31, 2010. The monthly average gross notional amount for long contracts was $5.6 million for the year ended Oct. 31, 2010. The fair value of such contracts at Oct. 31, 2010 is set forth in the table above.

4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement (IMSA), the Investment Manager is responsible for the management of the Fund. Day-to-day portfolio management of the Fund is provided by the Fund's subadvisers. See Subadvisory agreements below. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.90% to 0.775% as the Fund's net assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment (PIA) determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper International Multi-Cap Value Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the management fee by $593,194 for the year ended Oct. 31, 2010. The management fee for the year ended Oct. 31, 2010 was 0.79% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

In Sept. 2010, the Fund's Board approved, subject to approval by shareholders, an amended IMSA that would eliminate the Fund's PIA. Furthermore, effective Oct. 1, 2010, the Investment Manager has agreed that for a transitional period of 6 months (which is equal to half of the Fund's rolling performance fee calculation period), the Fund will compensate the Investment Manager at the lower of: (i) the management fee calculated and capped at the rate calculated under the current IMSA prior to any PIA, or (ii) the fee calculated under the current IMSA including any applicable downward adjustment under the terms of the PIA, regardless of whether the proposal to amend the IMSA to eliminate the PIA (the IMSA Proposal) is ultimately approved by Fund shareholders. The

--------------------------------------------------------------------------------
       COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND -- 2010 ANNUAL REPORT  53

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


IMSA Proposal is subject to approval by Fund shareholders at a meeting expected to be held in the first half of 2011. If approved by Fund shareholders, the IMSA Proposal is expected to be effective in the second quarter of 2011. If not approved, the current IMSA will stay in effect including any adjustment under the terms of the PIA.

SUBADVISORY AGREEMENTS
The Investment Manager has Subadvisory Agreements with AllianceBernstein L.P., Tradewinds Global Investors, LLC and Mondrian Investment Partners Limited, each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager's determination, subject to the oversight of the Fund's Board, of the allocation that is in the best interest of the Fund's shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager contracts with and compensates each subadviser to manage the investment of the Fund's assets.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The fee for the year ended Oct. 31, 2010 was 0.08% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Oct. 31, 2010, other expenses paid to this company were $1,898.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.


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54  COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND -- 2010 ANNUAL REPORT

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TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (formerly known as RiverSource Service Corporation) (the Transfer Agent) is responsible for providing transfer agency services to the Fund.

Prior to Sept. 7, 2010, the Transfer Agent received annual account-based service fees from Class A, Class B and Class C shares that varied by class and annual asset-based service fees based on the Fund's average daily net assets attributable to Class R4 shares. In addition, the Transfer Agent charged an annual fee per inactive account and received reimbursement from the Fund for certain out-of-pocket expenses.

Under a new Transfer Agency Agreement effective Sept. 7, 2010, the Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund subject to an annual limitation (that varies by class) that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services, Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent also receives reimbursement for certain out-of-pocket expenses and may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.

For the year ended Oct. 31, 2010, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A..............................................  0.37%
Class B..............................................  0.40
Class C..............................................  0.38
Class R4.............................................  0.06
Class Z..............................................  0.21*


* Annualized.

Class I shares do not pay transfer agent fees.


--------------------------------------------------------------------------------
       COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND -- 2010 ANNUAL REPORT  55

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (formerly known as RiverSource Fund Distributors, Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund paid a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $3,708,000 and $175,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of July 31, 2010, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $359,884 for Class A, $39,884 for Class B and $494 for Class C for the year ended Oct. 31, 2010.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES Effective Jan. 1, 2011, the Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses until Dec. 31, 2011, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the class' average daily net assets:

Class A..............................................  1.65%
Class B..............................................  2.40%
Class C..............................................  2.40%
Class I..............................................  1.20%
Class R4.............................................  1.50%
Class Z..............................................  1.40%


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange

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56  COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

    traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $239,725,390 and $588,205,456, respectively, for the year ended Oct. 31, 2010. Realized gains and losses are determined on an identified cost basis.

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated were as follows:

YEAR ENDED OCT. 31,                            2010         2009
-------------------------------------------------------------------
CLASS A
Sold                                         4,466,848   45,016,385
Converted from Class B*                      2,821,183    2,606,659
Reinvested distributions                     1,785,615   12,530,422
Redeemed                                   (64,709,819) (66,178,214)
-------------------------------------------------------------------
Net increase (decrease)                    (55,636,173)  (6,024,748)
-------------------------------------------------------------------

CLASS B
Sold                                           445,851      827,419
Reinvested distributions                       203,446    2,435,341
Converted to Class A*                       (3,004,236)  (2,773,478)
Redeemed                                    (4,362,934)  (8,933,209)
-------------------------------------------------------------------
Net increase (decrease)                     (6,717,873)  (8,443,927)
-------------------------------------------------------------------

CLASS C
Sold                                           133,474      253,853
Reinvested distributions                        30,881      270,152
Redeemed                                      (611,973)  (1,114,004)
-------------------------------------------------------------------
Net increase (decrease)                       (447,618)    (589,999)
-------------------------------------------------------------------

CLASS I
Sold                                         1,724,085   14,139,017
Reinvested distributions                       872,325    1,971,664
Redeemed                                    (4,474,321)  (3,447,588)
-------------------------------------------------------------------
Net increase (decrease)                     (1,877,911)  12,663,093
-------------------------------------------------------------------

CLASS R4
Sold                                             1,191          674
Reinvested distributions                         2,226       11,020
Redeemed                                       (27,075)     (35,920)
-------------------------------------------------------------------
Net increase (decrease)                        (23,658)     (24,226)

-------------------------------------------------------------------


--------------------------------------------------------------------------------
       COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND -- 2010 ANNUAL REPORT  57

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

YEAR ENDED OCT. 31,                            2010         2009
-------------------------------------------------------------------
CLASS Z**
Sold                                               411          N/A
-------------------------------------------------------------------
Net increase (decrease)                            411          N/A
-------------------------------------------------------------------


 * Automatic conversion of Class B shares to Class A shares based on the original purchase date.
** For the period from Sept. 27, 2010 (when shares became available) to Oct. 31, 2010.

7. LENDING OF PORTFOLIO SECURITIES

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Oct. 31, 2010, securities valued at $42,330,387 were on loan, secured by cash collateral of $44,426,210 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $917,841 earned from securities lending for the year ended Oct. 31, 2010 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.


--------------------------------------------------------------------------------
58  COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund), a money market fund established for the exclusive use of certain funds managed by the Investment Manager and other institutional clients of the Investment Manager. The cost of the Fund's purchases and proceeds from sales of shares of Columbia Short-Term Cash Fund aggregated $348,450,929 and $364,265,195, respectively, for the year ended Oct. 31, 2010. The income distributions received with respect to the Fund's investment in Columbia Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in Columbia Short-Term Cash Fund at Oct. 31, 2010, can be found in the Portfolio of Investments.

9. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 14, 2010, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to Oct. 14, 2010, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. The Fund had no borrowings during the year ended Oct. 31, 2010.


--------------------------------------------------------------------------------
       COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND -- 2010 ANNUAL REPORT  59

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

10. PROCEEDS FROM REGULATORY SETTLEMENT

During the year ended Oct. 31, 2009, as a result of a settlement of an administrative proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds, the Fund received $37,117, which represented the Fund's portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in capital.

11. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of futures contracts, foreign currency transactions, recognition of unrealized appreciation (depreciation) for certain derivative investments, passive foreign investment company (PFIC) holdings, foreign tax credits and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $14,556,966 and accumulated net realized loss has been increased by $14,519,849 resulting in a net reclassification adjustment to decrease paid-in capital by $37,117.

The tax character of distributions paid for the years indicated was as follows:

YEAR ENDED OCT. 31,                           2010         2009
------------------------------------------------------------------
Ordinary income                           $16,800,873  $    1,275
Long-term capital gain                             --   76,922,293


At Oct. 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...................  $  20,571,063
Undistributed accumulated long-term gain........  $          --
Accumulated realized loss.......................  $(343,027,537)
Unrealized appreciation (depreciation)..........  $  36,454,739




--------------------------------------------------------------------------------
60  COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

For federal income tax purposes, the Fund had a capital loss carry-over of $343,027,537 at Oct. 31, 2010, that if not offset by capital gains will expire as follows:


    2017           2018
$340,858,587    $2,168,950


It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

12. RISKS RELATING TO CERTAIN INVESTMENTS

FOREIGN/EMERGING MARKETS RISK
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

13. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

14. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In

--------------------------------------------------------------------------------
       COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND -- 2010 ANNUAL REPORT  61

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither

--------------------------------------------------------------------------------
62  COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
       COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND -- 2010 ANNUAL REPORT  63

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Multi-Advisor International Value Fund (formerly known as RiverSource Partners International Select Value Fund) (the
Fund), (one of the portfolios constituting the RiverSource International Managers Series, Inc.) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods ended October 31, 2006, were audited by other auditors whose report dated December 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
64  COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of Columbia Multi-Advisor International Value Fund of the RiverSource International Managers Series, Inc. at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
December 20, 2010


--------------------------------------------------------------------------------
       COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND -- 2010 ANNUAL REPORT  65

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Oct. 31, 2010

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................       89.22%
    Dividends Received Deduction for corporations................        1.87%
    U.S. Government Obligations..................................        0.00%
    Foreign Taxes Paid...........................................   $1,827,531
    Foreign Source Income........................................  $15,669,140


The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
66  COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND -- 2010 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. Each Board member oversees 145 Columbia, RiverSource, Seligman and Threadneedle funds. Under current Board policy, members generally serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board.

INDEPENDENT BOARD MEMBERS

                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      1/11/06               Attorney
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      7/11/07               Leadership (consulting company)
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      11/1/04               University; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 59
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      3/1/85
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 1/1/07,         College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member                                                                   irrigation systems)
Age 71                     since 1/1/02
------------------------------------------------------------------------------------------------------------------------------

John F. Maher              Board member          Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      since 12/10/08        former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 67
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      11/1/04               real estate and asset management company)
Minneapolis, MN 55402
Age 58

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
       COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND -- 2010 ANNUAL REPORT  67

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
Leroy C. Richie            Board member          Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      since 11/11/08        President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 69                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      11/13/02              since 2003 (biotechnology); former President, Aquila     Pharmaceuticals,
Minneapolis, MN 55402                            Biopharmaceuticals                                       Inc.
Age 66                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
68  COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH THE INVESTMENT MANAGER*


                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member          Chairman of the Board, Columbia Management Investment    None
53600 Ameriprise           since 11/7/01,        Advisers, LLC (formerly RiverSource Investments, LLC)
Financial Center           Vice President since  since May 2010 (previously President, Chairman of the
Minneapolis, MN 55474      2002                  Board and Chief Investment Officer, 2001-April 2010);
Age 50                                           Senior Vice President, Atlantic Funds, Columbia Funds
                                                 and Nations Funds since May 2010; Chief Executive
                                                 Officer, U.S. Asset Management &
                                                 President -- Annuities, Ameriprise Financial, Inc.
                                                 since May 2010 (previously President -- U.S. Asset
                                                 Management and Chief Investment Officer, 2005-April
                                                 2010 and Senior Vice President -- Chief Investment
                                                 Officer, 2001-2005); Director, President and Chief
                                                 Executive Officer, Ameriprise Certificate Company since
                                                 2006; Director, Columbia Management Investment
                                                 Distributors, Inc. (formerly RiverSource Fund
                                                 Distributors, Inc.) since May 2010 (previously Chairman
                                                 of the Board and Chief Executive Officer, 2008-April
                                                 2010); Chairman of the Board and Chief Executive
                                                 Officer, RiverSource Distributors, Inc. since 2006
------------------------------------------------------------------------------------------------------------------------------


* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.


--------------------------------------------------------------------------------
       COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND -- 2010 ANNUAL REPORT  69

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
J. Kevin Connaughton       President since       Senior Vice President and General Manager -- Mutual
One Financial Center       5/1/10                Fund Products, Columbia Management Investment Advisers,
Boston, MA 02111                                 LLC since May 2010; President, Columbia Funds since
Age 46                                           2009 (previously Senior Vice President and Chief
                                                 Financial Officer, June 2008 -- January 2009);
                                                 President, Atlantic Funds and Nations Funds since 2009;
                                                 Managing Director of Columbia Management Advisors, LLC,
                                                 December 2004 -- April 2010; Treasurer, Columbia Funds,
                                                 October 2003 -- May 2008; Treasurer, the Liberty Funds,
                                                 Stein Roe Funds and Liberty All-Star Funds, December
                                                 2000 -- December 2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Senior Vice President and Chief Operating Officer,
5228 Ameriprise Financial  12/5/06               Columbia Management Investment Advisers, LLC (formerly
Center Minneapolis, MN                           RiverSource Investments, LLC) since May 2010
55474                                            (previously Chief Administrative Officer, 2009 -- April
Age 45                                           2010 and Vice President -- Asset Management and Trust
                                                 Company Services, 2006-2009 and Vice
                                                 President -- Operations and Compliance, 2004-2006);
                                                 Senior Vice President, Atlantic Funds, Columbia Funds
                                                 and Nations Funds since May 2010
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since       Chief Financial Officer, Columbia Management Investment
105 Ameriprise             7/10/02               Distributors, Inc. (formerly RiverSource Fund
Financial Center                                 Distributors, Inc.) and of Seligman Data Corp. since
Minneapolis, MN 55474                            2008; Vice President -- Investment Accounting,
Age 55                                           Ameriprise Financial, Inc. since 2002; Chief Financial
                                                 Officer, RiverSource Distributors, Inc. since 2006
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Chief Legal Officer and Assistant Secretary, Columbia
5228 Ameriprise Financial  General Counsel and   Management Investment Advisers, LLC (formerly
Center                     Secretary since       RiverSource Investments, LLC) since June 2005; Vice
Minneapolis, MN 55474      12/5/06               President and Lead Chief Counsel -- Asset Management,
Age 51                                           Ameriprise Financial, Inc. since May 2010 (previously
                                                 Vice President and Chief Counsel -- Asset Management,
                                                 2005-April 2010 and Vice President -- Asset Management
                                                 Compliance, 2004-2005); Senior Vice President,
                                                 Secretary and Chief Legal Officer, Atlantic Funds,
                                                 Columbia Funds and Nations Funds since May 2010; Vice
                                                 President, Chief Counsel and Assistant Secretary,
                                                 Columbia Management Investment Distributors, Inc.
                                                 (formerly RiverSource Fund Distributors, Inc.) since
                                                 2008; Vice President, General Counsel and Secretary,
                                                 Ameriprise Certificate Company since 2005; Chief
                                                 Counsel, RiverSource Distributors, Inc. since 2006

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
70  COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michael A. Jones           Vice President since  Director and President, Columbia Management Investment
100 Federal Street         5/1/10                Advisers, LLC since May 2010; President and Director,
Boston, MA 02110                                 Columbia Management Investment Distributors, Inc. since
Age 51                                           May 2010; Senior Vice President, Atlantic Funds,
                                                 Columbia Funds and Nations Funds since May 2010;
                                                 Manager, Chairman, Chief Executive Officer and
                                                 President, Columbia Management Advisors, LLC,
                                                 2007 -- April 2010; Chief Executive Officer, President
                                                 and Director, Columbia Management Distributors, Inc.,
                                                 2006 -- April 2010; former Co-President and Senior
                                                 Managing Director, Robeco Investment Management
--------------------------------------------------------------------------------------------------------

Colin Moore                Vice President since  Chief Investment Officer, Columbia Management
One Financial Center       5/1/10                Investment Advisers, LLC since May 2010; Senior Vice
Boston, MA 02111                                 President, Atlantic Funds, Columbia Funds and Nations
Age 52                                           Funds since May 2010; Manager, Managing Director and
                                                 Chief Investment Officer, Columbia Management Advisors,
                                                 LLC, 2007- April 2010; Head of Equities, Columbia
                                                 Management Advisors, LLC, 2002-Sept. 2007
--------------------------------------------------------------------------------------------------------

Linda Wondrack             Chief Compliance      Vice President and Chief Compliance Officer, Columbia
One Financial Center       Officer since 5/1/10  Management Investment Advisers, LLC since May 2010;
Boston, MA 02111                                 Chief Compliance Officer, Columbia Funds since 2007;
Age 46                                           Senior Vice President and Chief Compliance Officer,
                                                 Atlantic Funds and Nations Funds since 2007; Director
                                                 (Columbia Management Group, LLC and Investment Product
                                                 Group Compliance), Bank of America, June 2005 -- April
                                                 2010
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer and
Center                     since 11/9/05 and     Identity Theft Prevention Officer, Columbia Management
Minneapolis, MN 55474      Identity Theft        Investment Distributors, Inc. (formerly RiverSource
Age 46                     Prevention Officer    Fund Distributors, Inc.) since 2008; Anti-Money
                           since 2008            Laundering Officer, Ameriprise Financial, Inc. since
                                                 2005; Compliance Director, Ameriprise Financial, Inc.,
                                                 2004-2008
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
       COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND -- 2010 ANNUAL REPORT  71

PROXY VOTING  ------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
72  COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND -- 2010 ANNUAL REPORT

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND
(formerly known as RiverSource Partners International Select Value Fund) P.O. Box 8081
Boston, MA 02266-8081

COLUMBIAMANAGEMENT.COM


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. The Fund is distributed by Columbia
                                Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
                                (C)2010 Columbia Management Investment Advisers, LLC. All
(COLUMBIA MANAGEMENT LOGO)      rights reserved.                                                  S-6242 P (12/10)

Annual Report
and Prospectus
                                                      (COLUMBIA MANAGEMENT LOGO)

RIVERSOURCE PARTNERS
INTERNATIONAL SELECT GROWTH FUND


--------------------------------------------------------------------------------

ANNUAL REPORT FOR THE PERIOD ENDED
OCTOBER 31, 2010
(Prospectus also enclosed)

RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND SEEKS TO
PROVIDE SHAREHOLDERS WITH LONG-TERM CAPITAL GROWTH.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

       NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..................................    3

Manager Commentary.....................................    6

The Fund's Long-term Performance.......................   12

Fund Expenses Example..................................   15

Portfolio of Investments...............................   18

Statement of Assets and Liabilities....................   33

Statement of Operations................................   35

Statements of Changes in Net Assets....................   37

Financial Highlights...................................   39

Notes to Financial Statements..........................   46

Report of Independent Registered Public Accounting
  Firm.................................................   67

Federal Income Tax Information.........................   69

Board Members and Officers.............................   70

Proxy Voting...........................................   75



 The Board of Directors of RiverSource Partners International Select Growth Fund approved a proposal to merge the Fund with and into Columbia(SM) Acorn International(R). The merger is expected to be a tax-free reorganization for U.S. federal income tax purposes. More information about Columbia(SM) Acorn International(R) and the definitive terms of the proposed merger will be included in proxy materials.

 The merger is subject to certain conditions, including final approval by shareholders of the Fund. It is currently anticipated that proxy materials regarding the mergers will be distributed to shareholders of the Fund in early 2011, and that a special meeting of shareholders to consider the merger will be held in the first half of 2011.

SEE THE FUND'S PROSPECTUS FOR RISKS ASSOCIATED WITH INVESTING IN THE FUND.


--------------------------------------------------------------------------------
2  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2010 ANNUAL REPORT

YOUR FUND AT A GLANCE ---------------------------------------------------------

FUND SUMMARY
-------------------------------------------------------------------------------

> RiverSource Partners International Select Growth Fund (the Fund) Class A shares increased 18.96% (excluding sales charge) for the 12 month period ended Oct. 31, 2010.

> The Fund underperformed its benchmark, the S&P Global ex-U.S. SmallCap Index, which rose 21.22% for the 12-month period.

> The Fund also underperformed its peer group, as represented by the Lipper
  International Small Cap Funds Index, which returned 21.90% for the same time period.

ANNUALIZED TOTAL RETURNS (for period ended Oct. 31, 2010)
--------------------------------------------------------------------------------


                                                              SINCE
                                                            INCEPTION
                                  1 YEAR  3 YEARS  5 YEARS   9/28/01
---------------------------------------------------------------------
RiverSource Partners
  International Select Growth
  Fund
  Class A (excluding sales
  charge)                        +18.96%   -9.75%   +4.54%    +7.91%
---------------------------------------------------------------------
S&P Global ex-U.S. SmallCap
  Index (unmanaged)              +21.22%   -6.04%   +8.16%   +14.14%
---------------------------------------------------------------------
Morgan Stanley Capital
  International (MSCI) EAFE
  Growth Index (unmanaged)       +12.50%   -8.23%   +4.40%    +7.17%
---------------------------------------------------------------------
Lipper International Small-Cap
  Funds Index (unmanaged)        +21.90%   -7.60%   +6.47%   +13.03%
---------------------------------------------------------------------
Lipper International Multi-Cap
  Growth Funds Index
  (unmanaged)                    +18.42%   -7.25%   +6.71%    +8.68%
---------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.


--------------------------------------------------------------------------------
  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2010 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT OCT. 31, 2010
                                                               SINCE
Without sales charge               1 YEAR  3 YEARS  5 YEARS  INCEPTION
Class A (inception 9/28/01)       +18.96%   -9.75%   +4.54%    +7.91%
----------------------------------------------------------------------
Class B (inception 9/28/01)       +17.94%  -10.45%   +3.73%    +7.08%
----------------------------------------------------------------------
Class C (inception 9/28/01)       +17.99%  -10.41%   +3.78%    +7.09%
----------------------------------------------------------------------
Class I (inception 3/4/04)        +19.38%   -9.38%   +5.00%    +7.33%
----------------------------------------------------------------------
Class R* (inception 8/3/09)       +18.32%     N/A      N/A    +18.45%
----------------------------------------------------------------------
Class R4 (inception 9/28/01)      +19.13%   -9.48%   +4.80%    +8.13%
----------------------------------------------------------------------
Class R5 (inception 8/3/09)       +19.32%     N/A      N/A    +19.56%
----------------------------------------------------------------------


With sales charge
Class A (inception 9/28/01)       +12.12%  -11.52%   +3.31%    +7.20%
----------------------------------------------------------------------
Class B (inception 9/28/01)       +12.94%  -11.27%   +3.44%    +7.08%
----------------------------------------------------------------------
Class C (inception 9/28/01)       +16.99%  -10.41%   +3.78%    +7.09%
----------------------------------------------------------------------



Class A share performance reflects the maximum initial sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R4 and Class R5 shares. Class I, Class R2, Class R4 and Class R5 shares are available to qualifying institutional investors only.

* Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.


--------------------------------------------------------------------------------
4  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

MORNINGSTAR STYLE BOX(TM)
--------------------------------------------------------------------------------



      Equity Style
Value    Blend   Growth
                          Large
                    X     Medium   Size
                          Small



The Morningstar Style Box(TM) is based on the fund's portfolio holdings as of period end. The vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

(C)2010 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.


--------------------------------------------------------------------------------
  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2010 ANNUAL REPORT  5

MANAGER COMMENTARY  ------------------------------------------------------------

Columbia Wanger Asset Management, LLC (Columbia WAM), an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., the parent company of Columbia Management Investment Advisers, LLC (Columbia Management), manages RiverSource Partners International Select Growth Fund's portfolio.

At Oct. 31, 2010, approximately 50% of the Fund's shares were owned in aggregate by affiliated funds-of-funds managed by Columbia Management. As a result of asset allocation decisions by Columbia Management, it is possible that RiverSource Partners International Select Growth Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 58, Class I capital share transactions for related activity during the most recent fiscal period). Columbia Management seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. RiverSource Partners International Select Growth Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds of funds. For more information about the Fund's expenses, see the discussions beginning on pages 15 and 52.

Dear Shareholders,

RiverSource Partners International Select Growth Fund (the Fund) Class A shares gained 18.96% (excluding sales charge) for the 12 months ended Oct. 31, 2010. The Fund underperformed its benchmark, the S&P Global ex-U.S. SmallCap Index (S&P Index), which rose 21.22% for the 12-month period. The Fund also underperformed its peer group, as measured by the Lipper International Small-Cap Funds Index, which increased 21.90% for the same time period.


COUNTRY BREAKDOWN(1) (at Oct. 31, 2010)
---------------------------------------------------------------------

Australia                                   2.3%
------------------------------------------------
Belgium                                     0.6%
------------------------------------------------
Bermuda                                     0.3%
------------------------------------------------
Brazil                                      4.8%
------------------------------------------------
Canada                                      5.0%
------------------------------------------------
Chile                                       0.8%
------------------------------------------------
China                                       4.9%
------------------------------------------------
Czech Republic                              0.5%
------------------------------------------------
Denmark                                     1.0%
------------------------------------------------
Egypt                                       0.1%
------------------------------------------------
Finland                                     1.0%
------------------------------------------------
France                                      4.0%
------------------------------------------------
Germany                                     3.7%
------------------------------------------------
Greece                                      0.5%
------------------------------------------------
Hong Kong                                   3.7%
------------------------------------------------
India                                       4.3%
------------------------------------------------
Ireland                                     1.1%
------------------------------------------------
Israel                                      0.8%
------------------------------------------------
Italy                                       2.7%
------------------------------------------------




--------------------------------------------------------------------------------
6  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------




COUNTRY BREAKDOWN(1) (at Oct. 31, 2010) (continued)
---------------------------------------------------------------------

Japan                                      16.5%
------------------------------------------------
Luxembourg                                  0.5%
------------------------------------------------
Malaysia                                    0.1%
------------------------------------------------
Mexico                                      0.8%
------------------------------------------------
Mongolia                                    0.5%
------------------------------------------------
Netherlands                                 6.4%
------------------------------------------------
Norway                                      0.1%
------------------------------------------------
Portugal                                    0.8%
------------------------------------------------
Singapore                                   4.7%
------------------------------------------------
South Africa                                2.9%
------------------------------------------------
South Korea                                 2.5%
------------------------------------------------
Spain                                       0.5%
------------------------------------------------
Sweden                                      2.4%
------------------------------------------------
Switzerland                                 3.3%
------------------------------------------------
Taiwan                                      2.3%
------------------------------------------------
United Kingdom                              6.7%
------------------------------------------------
United States                               3.3%
------------------------------------------------
Other(2)                                    3.6%
------------------------------------------------


(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.
(2) Cash & Cash Equivalents.


TOP TEN HOLDINGS(1) (at Oct. 31, 2010)
--------------------------------------------------------------------------------

Olam International Ltd. (Singapore)         1.7%
------------------------------------------------
Naspers Ltd., Series N (South Africa)       1.6%
------------------------------------------------
Localiza Rent A Car SA (Brazil)             1.5%
------------------------------------------------
Hexagon AB, Series B (Sweden)               1.4%
------------------------------------------------
Kansai Paint Co., Ltd. (Japan)              1.3%
------------------------------------------------
Serco Group PLC (United Kingdom)            1.2%
------------------------------------------------
Imtech NV (Netherlands)                     1.2%
------------------------------------------------
Intertek Group PLC (United Kingdom)         1.1%
------------------------------------------------
Shriram Transport Finance Co., Ltd.
  (India)                                   1.0%
------------------------------------------------
Fugro NV-CVA (Netherlands)                  1.0%
------------------------------------------------




(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2010 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------

SIGNIFICANT PERFORMANCE FACTORS
From a regional perspective, Japan was a big outlier for the year. Japan had a slight loss while every other major region had fairly robust returns. The Fund benefited from having an underweight position in Japan and from stock selection as the Japanese stocks the Fund did own performed well relative to the benchmark. The Fund's largest regional overweight continued to be in Europe and Fund holdings in the region performed well, particularly in the Netherlands and Switzerland. The Fund's weighting and performance in the emerging markets were fairly consistent with the benchmark, which also proved helpful as these regions continued to enjoy strong performance.

These positives were largely offset by poor relative stock selection in the U.K. Somewhat surprisingly, given many of the fiscal austerity measures the country is facing, the U.K. gained nearly 25% during the year. The Fund remained underweight in the region and focused individual stock picks on more conservative businesses. This approach proved to be a detractor to the Fund's performance.

During the year, health care, information technology and financials were the weakest performers within the S&P Index while the commodity areas of energy and materials performed best. The Fund's portfolio benefited from strong stock selection in financials and materials but picks within energy and information technology detracted from relative results.

The top contributor to the Fund during the year was Brazilian car rental company LOCALIZA. Localiza is the largest player in the growing market for rental cars in Brazil and its stock gained 57%. The company has excellent management and continued to improve its profitability while gaining market share on smaller competitors. HEXAGON, a Swedish manufacturer of measurement equipment, reported strong sales growth in both Europe and the emerging markets and gained 53%. SHIRAM TRANSPORT FINANCE, an Indian company involved in the financing of new and used trucks, gained 142%. The company provides a valuable source of financing to an industry that is often neglected by the traditional Indian banking industry. In South Africa, NASPERS was also among the Fund's top performers, rising 48%. Naspers' core business provides media in Africa and other emerging markets but it also has interests in many other ventures, including Tencent, a profitable internet company in China.


--------------------------------------------------------------------------------
8  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

Two Japanese technology companies were among the top detractors during the year. WACOM is involved in the manufacturing, development and sales of computer graphic illustration devices. Its stock declined 47% during the year. IBIDEN, an electrical component manufacturer, declined 30%. Both companies rely on exporting outside Japan and the strong yen has made their products more expensive, negatively impacting sales. Other detractors included CENTRAL EUROPEAN DISTRIBUTION, the largest spirits company in Central and Eastern Europe. The company declined 20% after encountering competition from a value brand and lowering revenue guidance.

CHANGES TO THE FUND'S PORTFOLIO
There were no significant geographical or sectoral shifts during the year. Europe still remains the largest region in the Fund's portfolio, followed by Asia ex-Japan. Exposure to both regions declined marginally during the year while Fund holdings in Japan and Latin America were slightly higher at the end of the period. Industrials remain the largest weight in the Fund's portfolio, on an absolute and relative basis, while financials represent the largest relative underweight. The Fund's industrial exposure was little changed. Financials ended the period with a lower weighting. Emerging markets exposure declined slightly as we sold or trimmed positions in stocks that seemed more fully valued relative to other ideas. The number of names in the Fund increased during the period as we added to compelling ideas at the smaller end of our market capitalization range throughout the year.



  As the world grinds its way out of the Great Recession, we expect new opportunities to emerge in small-cap stocks that we believe have been forgotten or ignored during the recent flight to quality.






--------------------------------------------------------------------------------
  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2010 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------

OUR FUTURE STRATEGY
Fund returns are generally driven by individual stocks, as opposed to macro themes reflected in the portfolio. As the world grinds its way out of the Great Recession, we expect new opportunities to emerge in small-cap stocks that we believe have been forgotten or ignored during the recent flight to quality. We will continue to work to identify these situations for our shareholders on a stock by stock basis.

COLUMBIA WANGER ASSET MANAGEMENT, LLC

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC* (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

* Effective May 1, 2010, RiverSource Investments, LLC became known as Columbia Management Investment Advisers, LLC.


--------------------------------------------------------------------------------
10  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2010 ANNUAL REPORT

                        THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Partners International Select Growth Fund Class A shares (from 9/28/2001 to 10/31/10 as compared to the performance of the S&P Global ex-U.S. SmallCap Index, Morgan Stanley Capital International (MSCI) EAFE Growth Index, Lipper International Small-Cap Funds Index and the Lipper International Multi-Cap Growth Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see "Past Performance" in the Fund's current prospectus.
COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Oct. 31, 2010
                                                                                    SINCE
                                                                                  INCEPTION
                                                     1 YEAR   3 YEARS   5 YEARS    9/28/01
RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                 $11,212    $6,928   $11,770    $18,827
-------------------------------------------------------------------------------------------
     Average annual total return                    +12.12%   -11.52%    +3.31%     +7.20%
-------------------------------------------------------------------------------------------
S&P GLOBAL EX-U.S. SMALLCAP INDEX(1)
        Cumulative value of $10,000                 $12,122    $8,297   $14,805    $33,259
-------------------------------------------------------------------------------------------
        Average annual total return                 +21.22%    -6.04%    +8.16%    +14.14%
-------------------------------------------------------------------------------------------
MSCI EAFE GROWTH INDEX(2)
        Cumulative value of $10,000                 $11,250    $7,729   $12,399    $18,773
-------------------------------------------------------------------------------------------
        Average annual total return                 +12.50%    -8.23%    +4.40%     +7.17%
-------------------------------------------------------------------------------------------
LIPPER INTERNATIONAL SMALL-CAP FUNDS INDEX(3)
        Cumulative value of $10,000                 $12,190    $7,889   $13,684    $30,441
-------------------------------------------------------------------------------------------
        Average annual total return                 +21.90%    -7.60%    +6.47%    +13.03%
-------------------------------------------------------------------------------------------
LIPPER INTERNATIONAL MULTI-CAP GROWTH FUNDS INDEX(4)
        Cumulative value of $10,000                 $11,842    $7,978   $13,836    $21,314
-------------------------------------------------------------------------------------------
        Average annual total return                 +18.42%    -7.25%    +6.71%     +8.68%
-------------------------------------------------------------------------------------------



Results for other share classes can be found on page 4.


--------------------------------------------------------------------------------
12  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND LINE GRAPH)

                 RIVERSOURCE PARTNERS
                      INTL SELECT
                      GROWTH FUND
                        CLASS A             S&P GLOBAL                          LIPPER INTERNATIONAL    LIPPER INTERNATIONAL
                    (INCLUDES SALES      EX-U.S. SMALLCAP       MSCI EAFE          SMALL-CAP FUNDS        MULTI-CAP GROWTH
                        CHARGE)              INDEX(1)        GROWTH INDEX(2)          INDEX(3)             FUNDS INDEX(4)
                 --------------------    ----------------    ---------------    --------------------    --------------------
9/28/01                 $ 9,425               $10,000            $10,000               $10,000                 $10,000
10/01                     9,627                10,406             10,398                10,430                  10,428
1/02                      9,683                10,725             10,404                10,480                  10,621
4/02                     10,398                11,858             11,014                11,437                  11,129
7/02                      9,060                10,755              9,617                10,503                   9,450
10/02                     8,363                 9,923              9,209                 9,625                   8,739
1/03                      8,166                10,001              8,805                 9,709                   8,397
4/03                      8,478                10,643              9,280                10,337                   8,648
7/03                      9,450                12,408             10,073                12,044                   9,791
10/03                    10,643                14,584             11,218                14,274                  11,116
1/04                     11,767                16,333             12,512                15,980                  12,270
4/04                     11,803                16,729             12,457                16,443                  12,223
7/04                     11,674                16,659             12,094                16,413                  11,833
10/04                    12,573                18,002             12,825                17,581                  12,612
1/05                     13,876                20,576             13,966                20,117                  13,906
4/05                     13,764                20,374             13,916                20,072                  13,745
7/05                     14,662                21,786             14,514                21,521                  14,767
10/05                    15,074                22,465             15,138                22,248                  15,405
1/06                     17,568                26,828             17,245                26,337                  18,258
4/06                     19,156                29,468             18,534                29,381                  19,540
7/06                     17,995                27,404             17,878                26,732                  18,455
10/06                    19,175                29,875             18,833                28,828                  19,797
1/07                     20,824                32,959             20,092                31,974                  21,507
4/07                     22,282                36,470             21,841                34,804                  22,947
7/07                     22,937                37,619             22,189                36,024                  23,600
10/07                    25,609                40,089             24,285                38,592                  26,719
1/08                     21,358                32,685             21,145                30,971                  22,754
4/08                     22,576                34,636             22,484                32,615                  23,883
7/08                     20,575                30,925             20,712                28,952                  21,373
10/08                    12,627                17,989             13,447                17,244                  13,434
1/09                     11,483                17,040             12,254                16,152                  12,165
4/09                     12,161                19,615             12,780                18,037                  13,734
7/09                     14,869                24,747             15,530                22,904                  16,929
10/09                    15,823                27,438             16,685                24,974                  17,999
1/10                     16,077                28,011             16,672                25,424                  18,370
4/10                     17,122                30,496             17,485                27,636                  19,623
7/10                     16,848                29,300             16,880                26,743                  19,124
10/10                    18,827                33,259             18,773                30,441                  21,314




(1) The S&P Global ex-U.S. SmallCap Index, an unmanaged benchmark, measures the small stock component of the S&P Global-ex US Broad Market Index. The benchmark consists of the bottom 15% of float-adjusted market capitalization stocks within developed and emerging markets globally (excluding the US).
(2) The MSCI EAFE Growth Index, an unmanaged index, is compiled from a composite of securities markets in Europe, Australasia and the Far East. The index represents the growth half of the market capitalizations of each country index, determined by price/book value, from the standard MSCI country indices. The index covers the full range of developed, emerging and MSCI All Country indices, including Free indices where applicable. The Country Growth indices are aggregated into regional Growth indices to create the composite. The index reflects reinvestment of all distributions and changes in market prices.
(3) The Lipper International Small-Cap Funds Index includes the 30 largest international small-cap funds tracked by Lipper Inc. The index's returns include net reinvested dividends.
(4) The Lipper International Multi-Cap Growth Funds Index includes the 30 largest international multi-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

Effective May 6, 2010, the S&P Global ex-U.S. SmallCap Index replaced the MSCI EAFE Growth Index as the Fund's primary benchmark. This change was made by the Fund upon the investment manager's recommendation to the Fund's Board of Directors that the Fund change its comparative index because the new index more closely aligns to the Fund's investment strategy. Also effective

--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2010 ANNUAL REPORT  13

THE FUND'S LONG-TERM PERFORMANCE (continued) -----------------------------------


May 6, 2010, the Lipper International Small-Cap Funds Index replaced the Lipper International Multi-Cap Growth Funds Index. The Lipper International Small-Cap Funds Index will be used for purposes of determining the performance incentive adjustment. The Fund's performance will be compared to a 12 month blended index return that reflects the performance of the Lipper International Small-Cap Funds Index (new index) for the portion of the 12 month performance measurement period beginning with the effective date of the new index and the performance of the Lipper International Multi-Cap Growth Funds Index (prior index) for the remainder of the measurement period. At the conclusion of the transition period, the performance of the prior index will be eliminated from the performance incentive adjustment calculation, and the calculation will include only the performance of the new index.


--------------------------------------------------------------------------------
14  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2010 ANNUAL REPORT

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments; and (ii) ongoing costs, which may include management fees; distribution and service (Rule 12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held until Oct. 31, 2010.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return for the class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2010 ANNUAL REPORT  15

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------

                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 MAY 1, 2010   OCT. 31, 2010  THE PERIOD(a)  EXPENSE RATIO
------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,099.50        $ 7.80          1.49%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,017.50        $ 7.49          1.49%
------------------------------------------------------------------------------------------

Class B
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,093.50        $11.74          2.25%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,013.71        $11.30          2.25%
------------------------------------------------------------------------------------------

Class C
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,093.60        $11.74          2.25%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,013.71        $11.30          2.25%
------------------------------------------------------------------------------------------

Class I
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,100.70        $ 5.50          1.05%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,019.70        $ 5.29          1.05%
------------------------------------------------------------------------------------------

Class R
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,095.00        $ 9.56(c)       1.83%(c)
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,015.81        $ 9.20(c)       1.83%(c)
------------------------------------------------------------------------------------------

Class R4
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,099.10        $ 7.01          1.34%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,018.25        $ 6.74          1.34%

------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
16  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 MAY 1, 2010   OCT. 31, 2010  THE PERIOD(a)  EXPENSE RATIO
------------------------------------------------------------------------------------------
Class R5
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,100.40        $ 5.76          1.10%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,019.45        $ 5.54          1.10%
------------------------------------------------------------------------------------------


(a) Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Oct. 31, 2010: +9.95% for Class A, +9.35% for Class B, +9.36% for Class C, +10.07% for Class I, +9.50% for Class R, +9.91% for Class R4 and +10.04% for Class R5.
(c) Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC) (the Investment Manager) and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2011, unless sooner terminated at the sole discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.77% for Class R. Any amounts waived will not be reimbursed by the Fund. This change is effective Jan. 1, 2011. Had this change been in place for the entire six month period ended Oct. 31, 2010, the actual expenses paid would have been $9.24 for Class R; the hypothetical expenses paid would have been $8.90 for Class R.


--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2010 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

OCT. 31, 2010
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (95.0%)(c)
ISSUER                                                 SHARES                VALUE(a)
AUSTRALIA (2.3%)
Billabong International Ltd.                            154,000            $1,226,354
Cochlear Ltd.                                            23,210             1,614,583
Hastie Group Ltd.                                       820,697             1,246,003
SAI Global Ltd.                                         511,514             2,194,502
Seek Ltd.                                                57,490(d)            407,132
UGL Ltd.                                                176,613             2,549,909
                                                                      ---------------
Total                                                                       9,238,483
-------------------------------------------------------------------------------------

BELGIUM (0.7%)
Eurofins Scientific                                      41,900             2,594,149
-------------------------------------------------------------------------------------

BERMUDA (0.3%)
Textainer Group Holdings Ltd.                            42,317(d)          1,099,396
-------------------------------------------------------------------------------------

BRAZIL (3.8%)
Localiza Rent a Car SA                                  348,700             5,778,140
Mills Estruturas e Servicos de Engenharia SA            213,500(b)          2,582,661
MRV Engenharia e Participacoes SA                       213,500             2,079,954
Natura Cosmeticos SA                                     90,000             2,574,759
PDG Realty SA Empreendimentos e Participacoes           177,900             2,204,376
                                                                      ---------------
Total                                                                      15,219,890
-------------------------------------------------------------------------------------

CANADA (5.0%)
AG Growth International, Inc.                            39,300             1,595,274
Baytex Energy Trust Unit                                 53,435             1,990,911
Black Diamond Group Ltd.                                 37,288               675,637
Bowood Energy, Inc.                                     270,000(b)            105,893
CCL Industries, Inc., Class B                            92,583             2,714,219
DeeThree Exploration Ltd.                               100,000(b)            367,683
Eacom Timber Corp.                                      985,000(b)            647,073
Eldorado Gold Corp.                                      56,311               953,516
Guyana Goldfields, Inc.                                 110,000(b)          1,193,941
Horizon North Logistics, Inc.                           177,914(b)            416,918
Ivanhoe Mines Ltd.                                      120,994(b)          2,903,866
Madalena Ventures, Inc.                                 400,000(b)            251,005
Pan Orient Energy Corp.                                 106,496(b)            770,605
Ritchie Bros Auctioneers, Inc.                           49,152(d)          1,041,039
ShawCor Ltd., Class A                                   121,647             3,742,801
Tahoe Resources, Inc.                                    36,400(b)            356,898
Tesco Corp.                                              25,486(b,d)          322,653
Westfire Energy Ltd.                                      3,900(b)             21,911
                                                                      ---------------
Total                                                                      20,071,843
-------------------------------------------------------------------------------------

CHILE (0.8%)
Sociedad Quimica y Minera de Chile SA, ADR               61,321(d)          3,176,428
-------------------------------------------------------------------------------------

CHINA (4.9%)

China Communications Services Corp., Ltd.,
 Series H                                             2,878,700             1,678,716
China Yurun Food Group Ltd.                             782,700             3,044,563
Jiangsu Expressway Co., Ltd., Series H                2,656,000             3,221,055
Mindray Medical International Ltd., ADR                  79,000(d)          2,289,420
New Oriental Education & Technology Group,
 ADR                                                     19,450(b,d)        2,088,346


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
CHINA (CONT.)
Shandong Weigao Group Medical Polymer Co.,
 Ltd., Series H                                         968,748            $2,568,412
Sino-Ocean Land Holdings Ltd.                         1,345,400               926,904
Zhaojin Mining Industry Co., Ltd., Series H           1,144,006             3,557,031
                                                                      ---------------
Total                                                                      19,374,447
-------------------------------------------------------------------------------------

CZECH REPUBLIC (0.5%)

Komercni Banka AS                                         8,868             2,014,941
-------------------------------------------------------------------------------------

DENMARK (1.0%)

Novozymes A/S, Series B                                  21,759             2,898,926
SimCorp A/S                                               5,500               954,434
                                                                      ---------------
Total                                                                       3,853,360
-------------------------------------------------------------------------------------

EGYPT (0.1%)

Paints & Chemical Industry Co.                           29,000               248,672
-------------------------------------------------------------------------------------

FINLAND (1.0%)

Poyry OYJ                                               128,453(d)          1,561,984
Stockmann OYJ Abp, Series B                              68,839(d)          2,440,366
                                                                      ---------------
Total                                                                       4,002,350
-------------------------------------------------------------------------------------

FRANCE (4.0%)

Gemalto NV                                               28,000(d)          1,274,654
Hi-Media SA                                             126,104(b,d)          621,088
Mersen                                                   39,208             1,718,328
Neopost SA                                               39,400(d)          3,272,041
Norbert Dentressangle SA                                 13,240             1,079,460
Pierre & Vacances                                        23,000(d)          1,673,915
Rubis                                                    20,000             2,215,785
Saft Groupe SA                                           64,000             2,444,237
Teleperformance                                          48,100             1,516,442
                                                                      ---------------
Total                                                                      15,815,950
-------------------------------------------------------------------------------------

GERMANY (3.7%)

CTS Eventim AG                                           44,196             2,494,031
Deutsche Beteiligungs AG                                 22,886               661,981
ElringKlinger AG                                         37,900             1,262,627
Rational AG                                               7,993             1,785,979
Rheinmetall AG                                           21,000             1,512,288
Rhoen Klinikum AG                                        88,900             2,077,935
Vossloh AG                                               21,680(d)          2,524,676
Wirecard AG                                             154,241(d)          2,302,611
                                                                      ---------------
Total                                                                      14,622,128
-------------------------------------------------------------------------------------

GREECE (0.5%)

Intralot SA-Integrated Lottery Systems &
 Services                                               473,700             2,069,445
-------------------------------------------------------------------------------------

HONG KONG (3.7%)

China Green Holdings Ltd.                             2,408,200(d)          2,470,028
FU JI Food and Catering Services Holdings
 Ltd.                                                   677,000(b,d,e,f)        3,494
Hong Kong Exchanges and Clearing Ltd.                   136,000             2,993,369
Lifestyle International Holdings Ltd.                 1,576,527             3,657,070
Melco Crown Entertainment Ltd., ADR                     365,700(b,d)        2,292,938
REXLot Holdings Ltd.                                 17,384,326             1,614,852
Wasion Group Holdings Ltd.                            2,169,902             1,578,925
                                                                      ---------------
Total                                                                      14,610,676
-------------------------------------------------------------------------------------

INDIA (4.3%)

Asian Paints Ltd.                                        40,200             2,432,134
Educomp Solutions Ltd.                                   81,700             1,012,308
Housing Development Finance Corp.                        80,000             1,238,402
Infrastructure Development Finance Co., Ltd.            274,600             1,236,550
Jain Irrigation Systems Ltd.                            455,240             2,377,393


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2010 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
INDIA (CONT.)
Mundra Port and Special Economic Zone Ltd.              340,000            $1,162,544
Patel Engineering Ltd.                                  156,900             1,286,280
REI Agro Ltd.                                         1,975,000             1,209,229
S Kumars Nationwide Ltd.                                660,100(b)          1,202,816
Shriram Transport Finance Co., Ltd.                     194,100             3,850,979
                                                                      ---------------
Total                                                                      17,008,635
-------------------------------------------------------------------------------------

IRELAND (1.1%)

Paddy Power PLC                                          42,042             1,696,299
United Drug PLC                                         899,400             2,853,045
                                                                      ---------------
Total                                                                       4,549,344
-------------------------------------------------------------------------------------

ISRAEL (0.8%)

Israel Chemicals Ltd.                                   205,678             3,145,107
-------------------------------------------------------------------------------------

ITALY (2.7%)

Ansaldo STS SpA                                         148,200             2,042,319
CIR -- Compagnie Industriali Riunite SpA                617,500(b)          1,402,956
Credito Emiliano SpA                                    303,897             2,160,570
Terna Rete Elettrica Nazionale SpA                      558,900             2,577,737
Tod's SpA                                                24,700(d)          2,394,218
                                                                      ---------------
Total                                                                      10,577,800
-------------------------------------------------------------------------------------

JAPAN (16.3%)

Advance Residence Investment Corp.                        1,970(b)          3,427,364
Aeon Delight Co., Ltd.                                  134,438             2,499,307
Aeon Mall Co., Ltd.                                      66,274             1,554,932
Ain Pharmaciez, Inc.                                     51,492             1,698,910
As One Corp.                                              1,800                32,994
Asahi Diamond Industrial Co., Ltd.                       64,000(d)          1,129,365
Asics Corp.                                             138,620             1,496,965
Benesse Holdings, Inc.                                   29,943             1,438,172
Daiseki Co., Ltd.                                        86,229             1,634,140
Fukuoka REIT Co.                                            249             1,670,933
Glory Ltd.                                               71,462(d)          1,576,302
Gree, Inc.                                               90,700             1,145,162
Hamamatsu Photonics KK                                   51,954(d)          1,679,934
Hoshizaki Electric Co., Ltd.                             96,600             1,903,911
Ibiden Co., Ltd.                                         51,744             1,274,470
Icom, Inc.                                               48,058(d)          1,293,571
Japan Airport Terminal Co., Ltd.                         71,572             1,174,041
Jupiter Telecommunications Co., Ltd.                      1,739             1,882,278
Kakaku.com, Inc.                                            153               739,617
Kamigumi Co., Ltd.                                      240,094             1,876,713
Kansai Paint Co., Ltd.                                  538,300             5,023,776
Kintetsu World Express, Inc.                             62,351             1,450,492
Makita Corp.                                             36,585             1,286,635
Miura Co., Ltd.                                          42,550               963,945
Nakanishi, Inc.                                          19,962             2,145,785
Nippon Accommodations Fund, Inc.                            214             1,275,171
Nippon Sheet Glass Co., Ltd.                            521,000             1,145,980
Olympus Corp.                                            58,546(d)          1,535,132
Orix JREIT, Inc.                                            450             2,410,215
Osaka Securities Exchange Co., Ltd.                         371             1,867,218
Pigeon Corp.                                             31,700               943,870
Rohto Pharmaceutical Co., Ltd.                          109,785             1,360,204
Seven Bank Ltd.                                           1,289(d)          2,321,064
Start Today Co., Ltd.                                       588             1,828,960
Suruga Bank Ltd.                                        127,295             1,148,455
Tamron Co., Ltd.                                         68,499             1,354,317
Torishima Pump Manufacturing Co., Ltd.                   72,263(d)          1,191,662
Tsumura & Co.                                            57,704(d)          1,775,508
Ushio, Inc.                                              69,039             1,150,507
Wacom Co., Ltd.                                           1,505(d)          1,724,382
Zenrin Co., Ltd.                                         26,200               270,563
                                                                      ---------------
Total                                                                      65,302,922
-------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

LUXEMBOURG (0.5%)

L'Occitane International SA                             719,700(b)         $2,117,038
-------------------------------------------------------------------------------------

MALAYSIA (0.1%)

PureCircle Ltd.                                         249,048(b)            518,732
-------------------------------------------------------------------------------------

MEXICO (0.8%)

Grupo Aeroportuario del Sureste SAB de CV,
 ADR                                                     38,620             1,946,448
Urbi Desarrollos Urbanos SAB de CV                      494,982(b)          1,050,756
                                                                      ---------------
Total                                                                       2,997,204
-------------------------------------------------------------------------------------

MONGOLIA (0.5%)

Mongolian Mining Corp.                                2,002,900(b)          2,168,021
-------------------------------------------------------------------------------------

NETHERLANDS (6.3%)

Aalberts Industries NV                                  143,972             2,629,047
Arcadis NV                                               86,822             1,935,144
Core Laboratories NV                                     14,984(d)          1,165,306
Fugro NV-CVA                                             54,233             3,835,347
Imtech NV                                               138,252             4,643,330
Koninklijke Vopak NV                                     74,064             3,703,447
Ten Cate NV                                              88,299             2,915,241
Unit 4 NV                                               105,050             3,148,202
USG People NV                                            69,000(b)          1,281,116
                                                                      ---------------
Total                                                                      25,256,180
-------------------------------------------------------------------------------------

NORWAY (0.1%)

Atea ASA                                                 24,900               210,498
-------------------------------------------------------------------------------------

PORTUGAL (0.8%)

Banco Comercial Portugues SA, Series R                1,199,857(d)          1,091,763
REN -- Redes Energeticas Nacionais SA                   520,200             1,953,413
                                                                      ---------------
Total                                                                       3,045,176
-------------------------------------------------------------------------------------

SINGAPORE (4.7%)
Ascendas Real Estate Investment Trust                 1,448,649             2,306,374
CDL Hospitality Trusts                                1,653,400             2,734,582
Goodpack Ltd.                                           780,900(d)          1,231,189
Mapletree Logistics Trust                             5,235,120(d)          3,641,400
Olam International Ltd.                               2,633,056(d)          6,369,476
Singapore Exchange Ltd.                                 362,461(d)          2,465,149
                                                                      ---------------
Total                                                                      18,748,170
-------------------------------------------------------------------------------------

SOUTH AFRICA (2.9%)

Mr Price Group Ltd.                                     333,084             3,030,156
Naspers Ltd., Series N                                  117,038             6,151,866
Northam Platinum Ltd.                                   329,000(d)          2,277,898
                                                                      ---------------
Total                                                                      11,459,920
-------------------------------------------------------------------------------------

SOUTH KOREA (2.5%)

MegaStudy Co., Ltd.                                      11,450             2,015,057
Mirae Asset Securities Co., Ltd.                         27,347             1,431,666
NHN Corp.                                                20,100(b)          3,564,147
Taewoong Co., Ltd.                                       12,700               634,390
Woongjin Coway Co., Ltd.                                 66,100             2,399,994
                                                                      ---------------
Total                                                                      10,045,254
-------------------------------------------------------------------------------------

SPAIN (0.5%)

Red Electrica Corp. SA                                   42,300             2,124,263
-------------------------------------------------------------------------------------

SWEDEN (2.4%)
East Capital Explorer AB                                 76,694(b)            849,579
Hexagon AB, Series B                                    270,037(d)          5,493,552
Orc Software AB                                          40,600(d)            683,737
Sweco AB, Series B                                      281,411             2,401,190
                                                                      ---------------
Total                                                                       9,428,058
-------------------------------------------------------------------------------------

SWITZERLAND (3.2%)

Aryzta AG                                                22,358               978,306
Bank Sarasin & Cie AG, Series B                          51,924             1,899,272
Geberit AG                                               13,255             2,538,678
Kuehne & Nagel International AG                          23,171             2,865,181


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2010 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
SWITZERLAND (CONT.)
Partners Group Holding AG                                13,450            $2,459,865
Sika AG                                                   1,113             2,205,192
                                                                      ---------------
Total                                                                      12,946,494
-------------------------------------------------------------------------------------

TAIWAN (2.3%)

Everlight Electronics Co., Ltd.                       1,013,610             2,800,778
Formosa International Hotels Corp.                      117,008             1,899,369
Simplo Technology Co., Ltd.                             517,700             3,314,145
Yuanta Financial Holding Co., Ltd.                    1,877,200             1,180,263
                                                                      ---------------
Total                                                                       9,194,555
-------------------------------------------------------------------------------------

UNITED KINGDOM (6.6%)

Abcam PLC                                                47,753             1,315,969
Archipelago Resources PLC                             1,637,000(b)          1,081,905
Chemring Group PLC                                       64,400             3,093,386
Cobham PLC                                              631,010             2,341,485
Intertek Group PLC                                      142,300             4,229,271
Jardine Lloyd Thompson Group PLC                         16,600               157,451
Micro Focus International PLC                           196,000             1,198,971
Petropavlovsk PLC                                       140,000             2,172,423
Premier Oil PLC                                          23,000(b)            619,458
Rotork PLC                                               49,603             1,331,188
RPS Group PLC                                           332,980             1,095,810
Serco Group PLC                                         481,763             4,739,346
Smith & Nephew PLC                                       89,853               790,354
Tullow Oil PLC                                           49,981               948,943
Workspace Group PLC                                   4,379,000             1,666,308
                                                                      ---------------
Total                                                                      26,782,268
-------------------------------------------------------------------------------------

UNITED STATES (3.3%)

Alexion Pharmaceuticals, Inc.                            29,477(b)          2,013,280
Atwood Oceanics, Inc.                                    95,349(b,d)        3,099,795
BioMarin Pharmaceutical, Inc.                            59,577(b,d)        1,558,534
Bristow Group, Inc.                                      28,264(b,d)        1,096,078
Central European Distribution Corp.                      65,430(b)          1,633,787
FMC Technologies, Inc.                                   24,066(b)          1,735,159
World Fuel Services Corp.                                64,875(d)          1,831,421
                                                                      ---------------
Total                                                                      12,968,054
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $311,673,007)                                                     $378,605,851
-------------------------------------------------------------------------------------



PREFERRED STOCKS (1.0%)(c)
ISSUER                                                 SHARES                VALUE(a)
BRAZIL

Suzano Papel e Celulose SA                              405,125            $3,813,250
-------------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
(Cost: $3,169,042)                                                         $3,813,250
-------------------------------------------------------------------------------------



WARRANTS (--%)(c)
ISSUER                                                 SHARES                VALUE(a)
HONG KONG

Henderson Land Development                               20,000(b)             $7,741
-------------------------------------------------------------------------------------
TOTAL WARRANTS
(Cost: $--)                                                                    $7,741
-------------------------------------------------------------------------------------



MONEY MARKET FUND (3.6%)
                                                       SHARES                VALUE(a)

Columbia Short-Term Cash Fund, 0.241%                14,279,598(g)        $14,279,598
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $14,279,598)                                                       $14,279,598
-------------------------------------------------------------------------------------





See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
22  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (9.8%)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)
ASSET-BACKED COMMERCIAL PAPER (1.0%)
Antalis US Funding Corp.
 11-08-10                            0.310%          $1,999,432            $1,999,432
Old Line Funding
 12-20-10                            0.250            1,999,153             1,999,153
                                                                      ---------------
Total                                                                       3,998,585
-------------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT (1.5%)

KBC Bank NV
 11-22-10                            0.370            2,000,000             2,000,000
N.V. Bank Nederlandse Gemeenten
 01-27-11                            0.330            2,000,000             2,000,000
Swedbank AB
 11-29-10                            0.290            1,999,468             1,999,468
                                                                      ---------------
Total                                                                       5,999,468
-------------------------------------------------------------------------------------




                                   EFFECTIVE         PRINCIPAL
ISSUER                               YIELD             AMOUNT                VALUE(a)

REPURCHASE AGREEMENTS (7.3%)(h)
Cantor Fitzgerald & Co.
 dated 10-29-10, matures 11/01/10,
 repurchase price
$5,000,183                           0.440%          $5,000,000            $5,000,000
Cantor Fitzgerald & Co.
 dated 10-29-10, matures 11-01-10,
 repurchase price
$10,000,200                          0.240           10,000,000            10,000,000
Deutsche Bank AG
 dated 10-29-10, matures 11-01-10,
 repurchase price
$2,597,307                           0.230            2,597,257             2,597,257
Mizuho Securities USA, Inc.
 dated 10-29-10, matures 11-01-10,
 repurchase price
$5,000,104                           0.250            5,000,000             5,000,000
Pershing LLC
 dated 10-29-10, matures 11-01-10,
 repurchase price
$5,000,133                           0.320            5,000,000             5,000,000
RBS Securities, Inc.
 dated 10-29-10, matures 11-01-10,
 repurchase price
$1,500,046                           0.370            1,500,000             1,500,000
                                                                      ---------------
Total                                                                      29,097,257
-------------------------------------------------------------------------------------

TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $39,095,310)                                                       $39,095,310
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $368,216,957)(i)                                                  $435,801,750
=====================================================================================




SUMMARY OF INVESTMENTS IN SECURITIES BY INDUSTRY

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at Oct. 31, 2010:

                                          PERCENTAGE OF
INDUSTRY                                    NET ASSETS       VALUE(A)
-----------------------------------------------------------------------
Aerospace & Defense                             1.4%         $5,434,871
Air Freight & Logistics                         0.9           3,761,141
Auto Components                                 0.3           1,262,627
Beverages                                       0.4           1,633,787
Biotechnology                                   1.2           4,887,783
Building Products                               1.2           4,930,661


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2010 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

SUMMARY OF INVESTMENTS IN SECURITIES
BY INDUSTRY (CONTINUED)


                                          PERCENTAGE OF
INDUSTRY                                    NET ASSETS       VALUE(A)
-----------------------------------------------------------------------
Capital Markets                                 2.1%         $8,482,626
Chemicals                                       4.8          19,130,235
Commercial Banks                                2.2           8,736,793
Commercial Services & Supplies                  3.0          12,102,197
Communications Equipment                        0.3           1,293,571
Computers & Peripherals                         1.6           6,313,181
Construction & Engineering                      3.2          12,815,853
Consumer Finance                                1.0           3,850,979
Containers & Packaging                          0.7           2,714,219
Diversified Consumer Services                   1.7           6,553,883
Diversified Financial Services                  2.2           8,562,286
Diversified Telecommunication Services          0.4           1,678,716
Electric Utilities                              1.2           4,702,000
Electrical Equipment                            1.3           5,313,072
Electronic Equipment, Instruments &
  Components                                    1.8           7,334,107
Energy Equipment & Services                     3.8          14,997,139
Food & Staples Retailing                        2.0           8,068,386
Food Products                                   2.1           8,220,858
Gas Utilities                                   0.6           2,215,785
Health Care Equipment & Supplies                2.8          10,943,686
Health Care Providers & Services                1.3           4,963,974
Hotels, Restaurants & Leisure                   2.8          11,250,312
Household Durables                              1.9           7,735,080
Household Products                              0.2             943,870
Industrial Conglomerates                        0.7           2,915,244
Insurance                                       0.0*            157,451
Internet & Catalog Retail                       0.5           1,828,960
Internet Software & Services                    1.4           5,448,926
IT Services                                     0.6           2,513,109
Leisure Equipment & Products                    0.3           1,354,317
Life Sciences Tools & Services                  0.7           2,594,149
Machinery                                       7.2          28,591,340
Marine                                          0.7           2,865,181
Media                                           2.9          11,419,826
Metals & Mining                                 3.6          14,497,478
Multiline Retail                                1.5           6,097,436
Multi-Utilities                                 0.5           1,953,413
Office Electronics                              0.8           3,272,041
Oil, Gas & Consumable Fuels                     1.7           6,907,830
Paper                                           1.0           3,813,250
Personal Products                               0.7           2,574,759
Pharmaceuticals                                 0.8           3,135,712
Professional Services                           2.8          11,190,447
Real Estate Investment Trusts (REITs)           4.8          19,132,347


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
24  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS IN SECURITIES
BY INDUSTRY (CONTINUED)


                                          PERCENTAGE OF
INDUSTRY                                    NET ASSETS       VALUE(A)
-----------------------------------------------------------------------
Real Estate Management & Development            0.6%         $2,489,577
Road & Rail                                     1.4           5,778,140
Software                                        1.5           5,985,344
Specialty Retail                                1.3           5,147,194
Textiles, Apparel & Luxury Goods                2.3           9,235,594
Thrifts & Mortgage Finance                      0.3           1,238,402
Trading Companies & Distributors                1.1           4,329,130
Transportation Infrastructure                   3.8          15,126,567
Other(1)                                       13.4          53,374,908
-----------------------------------------------------------------------
Total                                                      $435,801,750
-----------------------------------------------------------------------



*   Rounds to less than 0.1%.
(1) Cash & Cash Equivalents.

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

INVESTMENTS IN DERIVATIVES

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS OPEN AT OCT. 31, 2010



                                        CURRENCY TO   CURRENCY TO    UNREALIZED     UNREALIZED
COUNTERPARTY         EXCHANGE DATE     BE DELIVERED   BE RECEIVED   APPRECIATION   DEPRECIATION
-----------------------------------------------------------------------------------------------
Morgan Stanley     Nov. 1, 2010          3,352,762       41,022           $--             $(642)
                                              (JPY)        (USD)
-----------------------------------------------------------------------------------------------

Morgan Stanley     Nov. 1, 2010             82,419       59,755           717                --
                                              (USD)        (EUR)
-----------------------------------------------------------------------------------------------

Morgan Stanley     Nov. 1, 2010              3,241       21,928            41                --
                                              (USD)        (SEK)
-----------------------------------------------------------------------------------------------

BNY Brokerage,     Nov. 2, 2010              5,384        5,277             3                --
  Inc.
                                              (AUD)        (USD)
-----------------------------------------------------------------------------------------------

BNY Brokerage,     Nov. 2, 2010          2,396,878       29,522            --              (264)
  Inc.
                                              (JPY)        (USD)
-----------------------------------------------------------------------------------------------

Morgan Stanley     Nov. 2, 2010             27,041       19,415            --               (29)
                                              (USD)        (EUR)
-----------------------------------------------------------------------------------------------

Morgan Stanley     Nov. 2, 2010            156,413       98,206           933                --
                                              (USD)        (GBP)
-----------------------------------------------------------------------------------------------

Morgan Stanley     Nov. 2, 2010              1,624       10,912            10                --
                                              (USD)        (SEK)

-----------------------------------------------------------------------------------------------


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2010 ANNUAL REPORT  25

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS OPEN AT OCT. 31,
2010 (CONTINUED)



                                        CURRENCY TO   CURRENCY TO    UNREALIZED     UNREALIZED
COUNTERPARTY         EXCHANGE DATE     BE DELIVERED   BE RECEIVED   APPRECIATION   DEPRECIATION
-----------------------------------------------------------------------------------------------
Morgan Stanley     Nov. 3, 2010             19,329       12,056            --               (12)
                                              (USD)        (GBP)
-----------------------------------------------------------------------------------------------

Morgan Stanley     Nov. 3, 2010              6,081       42,996            62                --
                                              (USD)        (ZAR)
-----------------------------------------------------------------------------------------------

BNY Brokerage,     Nov. 4, 2010             20,047       19,568            --               (68)
  Inc.
                                              (AUD)        (USD)
-----------------------------------------------------------------------------------------------

BNY Brokerage,     Nov. 4, 2010          2,948,790       36,531            --              (114)
  Inc.
                                              (JPY)        (USD)
-----------------------------------------------------------------------------------------------

Morgan Stanley     Nov. 4, 2010              4,779       33,384            --               (11)
                                              (USD)        (ZAR)
-----------------------------------------------------------------------------------------------

State Street Bank  Nov. 10, 2010           253,461      260,000         1,415                --
  & Trust Company                             (USD)        (CAD)
-----------------------------------------------------------------------------------------------
Total                                                                  $3,181           $(1,140)
-----------------------------------------------------------------------------------------------



NOTES TO PORTFOLIO OF INVESTMENTS



     ADR  -- American Depositary Receipt
     AUD  -- Australian Dollar
     CAD  -- Canadian Dollar
     EUR  -- European Monetary Unit
     GBP  -- British Pound Sterling
     JPY  -- Japanese Yen
     SEK  -- Swedish Krona
     ZAR  -- South African Rand


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) At Oct. 31, 2010, security was partially or fully on loan. See Note 7 to the financial statements.

(e)  Identifies issues considered to be illiquid as to their marketability (see
     Note 2 to the financial statements). The aggregate value of such securities at Oct. 31, 2010 was $3,494, representing less than 0.01% of net assets. Information concerning such security holdings at Oct. 31, 2010 was as follows:

                                           ACQUISITION
     SECURITY                                 DATES                 COST
     ----------------------------------------------------------------------
     FU JI Food and Catering
       Services Holdings Ltd.        03-02-07 thru 10-15-08      $1,567,164


(f) Security valued by management at fair value according to procedures approved, in good faith, by the Board.


--------------------------------------------------------------------------------
26  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

(g) Affiliated Money Market Fund -- See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at Oct. 31, 2010.

(h) The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

     CANTOR FITZGERALD & CO (0.440%)

     SECURITY DESCRIPTION                               VALUE(a)
     -------------------------------------------------------------
     Ameriquest Mortgage Securities Inc                    $31,188
     Capital One Multi-Asset Execution Trust                19,573
     CarMax Auto Owner Trust                                 3,616
     CIT Equipment Collateral                              677,700
     Citigroup/Deutsche Bank Commercial Mortgage
       Trust                                               804,957
     Countrywide Asset-Backed Certificates                  23,039
     Credit-Based Asset Servicing and
       Securitization LLC                                        1
     Ford Credit Auto Owner Trust                            1,335
     GCO Education Loan Funding Trust                    1,485,753
     Harley-Davidson Motorcycle Trust                          222
     Mercedes-Benz Auto Receivables Trust                    1,323
     Merrill Lynch Mortgage Trust                          447,051
     Nissan Auto Lease Trust                                 2,538
     Nissan Auto Receivables Owner Trust                     6,937
     PG&E Energy Recovery Funding LLC                       39,947
     SLM Student Loan Trust                                974,283
     USAA Auto Owner Trust                                 516,135
     Wachovia Student Loan Trust                            99,201
     WaMu Mortgage Pass Through Certificates               115,201
     -------------------------------------------------------------
     Total market value of collateral securities        $5,250,000
     -------------------------------------------------------------


     CANTOR FITZGERALD & CO. (0.240%)

     SECURITY DESCRIPTION                               VALUE(a)
     -------------------------------------------------------------
     Fannie Mae Grantor Trust                                 $514
     Fannie Mae Interest Strip                             160,137
     Fannie Mae Pool                                     1,245,786
     Fannie Mae Principal Strip                             29,008
     Fannie Mae REMICS                                   1,499,864
     Fannie Mae Whole Loan                                  24,700
     Federal National Mortgage Association                  60,480
     FHLMC Multifamily Structured Pass Through
       Certificates                                            394
     FHLMC Structured Pass Through Securities               11,570
     Freddie Mac Coupon Strips                               1,090


--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2010 ANNUAL REPORT  27

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

     NOTES TO PORTFOLIO OF
     INVESTMENTS (CONTINUED)



     CANTOR FITZGERALD & CO. (0.240%) (CONTINUED)

     SECURITY DESCRIPTION                               VALUE(a)
     -------------------------------------------------------------
     Freddie Mac Non Gold Pool                            $602,205
     Freddie Mac Reference REMIC                             8,389
     Freddie Mac REMICS                                    653,991
     Freddie Mac Strips                                    346,270
     Ginnie Mae I Pool                                   1,348,512
     Ginnie Mae II Pool                                  2,533,022
     Government National Mortgage Association              879,455
     United States Treasury Inflation Indexed Bonds        101,277
     United States Treasury Strip Coupon                   523,250
     United States Treasury Strip Principal                170,086
     -------------------------------------------------------------
     Total market value of collateral securities       $10,200,000
     -------------------------------------------------------------


     DEUTSCHE BANK AG (0.230%)

     SECURITY DESCRIPTION                               VALUE(a)
     -------------------------------------------------------------
     Fannie Mae Pool                                    $2,649,202
     -------------------------------------------------------------
     Total market value of collateral securities        $2,649,202
     -------------------------------------------------------------


     MIZUHO SECURITIES USA, INC. (0.250%)

     SECURITY DESCRIPTION                               VALUE(a)
     -------------------------------------------------------------
     Fannie Mae Pool                                    $1,859,017
     Freddie Mac Gold Pool                                 764,978
     Freddie Mac Non Gold Pool                             304,066
     Freddie Mac REMICS                                    426,522
     Ginnie Mae I Pool                                   1,048,719
     Government National Mortgage Association              696,698
     -------------------------------------------------------------
     Total market value of collateral securities        $5,100,000
     -------------------------------------------------------------


     PERSHING LLC (0.320%)

     SECURITY DESCRIPTION                               VALUE(a)
     -------------------------------------------------------------
     Fannie Mae Pool                                      $761,902
     Fannie Mae REMICS                                     353,353
     Fannie Mae Whole Loan                                   5,877
     Federal Farm Credit Bank                              179,064
     Federal Home Loan Banks                                65,292
     Federal Home Loan Mortgage Corp                         8,856
     Federal National Mortgage Association                 103,207
     Freddie Mac Gold Pool                                 693,495
     Freddie Mac REMICS                                    425,825
     Ginnie Mae I Pool                                     645,736
     Ginnie Mae II Pool                                    579,428


--------------------------------------------------------------------------------
28  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

     NOTES TO PORTFOLIO OF
     INVESTMENTS (CONTINUED)



     PERSHING LLC (0.320%) (CONTINUED)

     SECURITY DESCRIPTION                               VALUE(a)
     -------------------------------------------------------------
     Government National Mortgage Association             $540,457
     United States Treasury Inflation Indexed Bonds          9,752
     United States Treasury Note/Bond                      727,757
     -------------------------------------------------------------
     Total market value of collateral securities        $5,100,001
     -------------------------------------------------------------


     RBS SECURITIES, INC (0.370%)

     SECURITY DESCRIPTION                               VALUE(a)
     -------------------------------------------------------------
     American Express Issuance Trust                          $150
     Ameriquest Mortgage Securities Inc                     79,917
     BA Credit Card Trust                                   19,228
     Bear Stearns Asset Backed Securities Trust             13,501
     Capital Auto Receivables Asset Trust                      361
     Capital One Multi-Asset Execution Trust                27,395
     Chase Issuance Trust                                   22,768
     Citibank Credit Card Issuance Trust                   154,221
     Citigroup Commercial Mortgage Trust                     7,729
     Credit-Based Asset Servicing and
       Securitization LLC                                   17,285
     Discover Card Master Trust                             56,738
     First National Master Note Trust                       18,085
     Ford Credit Auto Owner Trust                            8,846
     GE Capital Credit Card Master Note Trust               58,814
     Goal Capital Funding Trust                              3,596
     Greenwich Capital Commercial Funding Corp             116,607
     GS Mortgage Securities Corp II                         89,255
     Hyundai Auto Receivables Trust                         90,448
     Keycorp Student Loan Trust                                215
     Massachusetts Educational Financing Authority          17,845
     MBNA Master Credit Card Trust                          55,018
     Morgan Stanley Dean Witter Capital I                    4,469
     Nelnet Student Loan Trust                             189,550
     Nissan Auto Lease Trust                                30,570
     Renaissance Home Equity Loan Trust                         13
     SLM Student Loan Trust                                391,216
     Terwin Mortgage Trust                                  48,351
     Wachovia Bank Commercial Mortgage Trust                52,837
     -------------------------------------------------------------
     Total market value of collateral securities        $1,575,028
     -------------------------------------------------------------


(i) At Oct. 31, 2010, the cost of securities for federal income tax purposes was $377,971,902 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $65,858,562
     Unrealized depreciation                          (8,028,714)
     -----------------------------------------------------------
     Net unrealized appreciation                     $57,829,848
     -----------------------------------------------------------





--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2010 ANNUAL REPORT  29

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as

--------------------------------------------------------------------------------
30  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Oct. 31, 2010:

                                                FAIR VALUE AT OCT. 31, 2010
                            ------------------------------------------------------------------
                                  LEVEL 1            LEVEL 2
                               QUOTED PRICES          OTHER          LEVEL 3
                                 IN ACTIVE         SIGNIFICANT     SIGNIFICANT
                                MARKETS FOR         OBSERVABLE    UNOBSERVABLE
DESCRIPTION(A)              IDENTICAL ASSETS(B)       INPUTS         INPUTS           TOTAL
----------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks
    Hotels, Restaurants
     & Leisure                   $11,246,818               $--       $3,494        $11,250,312
    All Other Industries         367,355,539                --           --        367,355,539
  Preferred Stocks                 3,813,250                --           --          3,813,250
  Warrants                             7,741                --           --              7,741
----------------------------------------------------------------------------------------------
Total Equity Securities          382,423,348                --        3,494        382,426,842
----------------------------------------------------------------------------------------------
Other
  Affiliated Money
    Market Fund(c)                14,279,598                --           --         14,279,598
  Investments of Cash
    Collateral Received
    for Securities on
    Loan                                  --        39,095,310           --         39,095,310
----------------------------------------------------------------------------------------------
Total Other                       14,279,598        39,095,310           --         53,374,908
----------------------------------------------------------------------------------------------
Investments in
  Securities                     396,702,946        39,095,310        3,494        435,801,750
Derivatives(d)
  Assets
    Forward Foreign
     Currency Exchange
     Contracts                            --             3,181           --              3,181
  Liabilities
    Forward Foreign
     Currency Exchange
     Contracts                            --            (1,140)          --             (1,140)
----------------------------------------------------------------------------------------------
Total                           $396,702,946       $39,097,351       $3,494       $435,803,791
----------------------------------------------------------------------------------------------


(a) See the Portfolio of Investments for all investment classifications not indicated in the table.


--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2010 ANNUAL REPORT  31

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

(b) Includes certain securities trading outside the U.S. whose values were adjusted at Oct. 31, 2009 as a result of significant market movements following the close of local trading, and were classified as Level 2. Values were not adjusted as of Oct. 31, 2010. Therefore, these investment securities were classified as Level 1 instead of Level 2 at Oct. 31, 2010. The amount of securities transferred out of Level 2 into Level 1 during the period was $129,283.486. Transfers between Levels 1 and 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

(c) Money market fund that is a sweep investment for cash balances in the Fund at Oct. 31, 2010.

(d)  Derivative instruments are valued at unrealized appreciation
     (depreciation).

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

                                                   COMMON STOCKS
----------------------------------------------------------------
Balance as of Oct. 31, 2009                            $6,988
  Accrued discounts/premiums                               --
  Realized gain (loss)                                     --
  Change in unrealized appreciation
    (depreciation)*                                    (3,494)
  Sales                                                    --
  Purchases                                                --
  Transfers into Level 3                                   --
  Transfers out of Level 3                                 --
----------------------------------------------------------------
Balance as of Oct. 31, 2010                            $3,494
----------------------------------------------------------------


* Change in unrealized appreciation (depreciation) relating to securities held at Oct. 31, 2010 was $(3,494).

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.


--------------------------------------------------------------------------------
32  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2010 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES  -------------------------------------------
OCT. 31, 2010


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $314,842,049)                    $ 382,426,842
  Affiliated money market fund (identified cost $14,279,598)                 14,279,598
  Investments of cash collateral received for securities on loan
    (identified cost $39,095,310)                                            39,095,310
---------------------------------------------------------------------------------------
Total investments in securities (identified cost $368,216,957)              435,801,750
Foreign currency holdings (identified cost $1,492,311)                        1,524,932
Receivable from Investment Manager                                               13,085
Capital shares receivable                                                        40,751
Dividends and accrued interest receivable                                       665,283
Receivable for investment securities sold                                       475,332
Reclaims receivable                                                             584,936
Unrealized appreciation on forward foreign currency exchange contracts            3,181
---------------------------------------------------------------------------------------
Total assets                                                                439,109,250
---------------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                          482,246
Payable for investment securities purchased                                     657,310
Payable upon return of securities loaned                                     39,095,310
Unrealized depreciation on forward foreign currency exchange contracts            1,140
Accrued investment management services fees                                      10,782
Accrued distribution fees                                                         1,833
Accrued transfer agency fees                                                      5,543
Accrued administrative services fees                                                871
Accrued plan administration services fees                                             3
Other accrued expenses                                                          267,577
---------------------------------------------------------------------------------------
Total liabilities                                                            40,522,615
---------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                        $ 398,586,635
---------------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                           $     580,201
Additional paid-in capital                                                  479,641,566
Undistributed net investment income                                           3,797,672
Accumulated net realized gain (loss)                                       (153,113,354)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies         67,680,550
---------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock  $ 398,586,635
---------------------------------------------------------------------------------------
*Value of securities on loan                                              $  37,785,388
---------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2010 ANNUAL REPORT  33

STATEMENT OF ASSETS AND LIABILITIES (continued) ------------------------------- OCT. 31, 2010

NET ASSET VALUE PER SHARE
                   NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A          $171,468,665           25,040,565                       $6.85(1)
Class B          $ 15,773,648            2,408,409                       $6.55
Class C          $  8,328,966            1,273,890                       $6.54
Class I          $201,118,144           29,022,441                       $6.93
Class R          $    256,011               37,627                       $6.80
Class R4         $    472,964               68,779                       $6.88
Class R5         $  1,168,237              168,408                       $6.94
------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $7.27. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
34  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2010 ANNUAL REPORT

STATEMENT OF OPERATIONS  -------------------------------------------------------
YEAR ENDED OCT. 31, 2010


INVESTMENT INCOME
Income:
Dividends                                                     $ 9,607,324
Interest                                                           22,958
Income distributions from affiliated money market fund             25,821
Income from securities lending -- net                             404,760
Foreign taxes withheld                                           (936,787)
-------------------------------------------------------------------------
Total income                                                    9,124,076
-------------------------------------------------------------------------
Expenses:
Investment management services fees                             3,647,785
Distribution fees
  Class A                                                         423,438
  Class B                                                         211,131
  Class C                                                          86,673
  Class R                                                           1,088
Transfer agency fees
  Class A                                                         578,668
  Class B                                                          77,367
  Class C                                                          30,964
  Class R                                                             190
  Class R4                                                            233
  Class R5                                                            561
Administrative services fees                                      312,490
Plan administration services fees
  Class R                                                             450
  Class R4                                                          1,145
Compensation of board members                                      11,614
Custodian fees                                                    344,645
Printing and postage                                               82,085
Registration fees                                                  89,236
Professional fees                                                  54,697
Other                                                             287,190
-------------------------------------------------------------------------
Total expenses                                                  6,241,650
  Expenses waived/reimbursed by the Investment Manager and
    its affiliates                                             (1,369,459)
-------------------------------------------------------------------------
Total net expenses                                              4,872,191
-------------------------------------------------------------------------
Investment income (loss) -- net                                 4,251,885

-------------------------------------------------------------------------


--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2010 ANNUAL REPORT  35

STATEMENT OF OPERATIONS (continued)  -------------------------------------------
YEAR ENDED OCT. 31, 2010

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                       $40,790,799
  Foreign currency transactions                                   (55,624)
-------------------------------------------------------------------------
Net realized gain (loss) on investments                        40,735,175
Net change in unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in foreign
  currencies                                                   23,673,262
-------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies          64,408,437
-------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                  $68,660,322
-------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
36  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2010 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED OCT. 31,                                                   2010           2009
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                               $  4,251,885  $   5,169,255
Net realized gain (loss) on investments                         40,735,175   (118,160,273)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities
  in foreign currencies                                         23,673,262    192,762,669
-----------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                    68,660,322     79,771,651
-----------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                     (1,312,381)    (1,556,155)
    Class B                                                       (117,381)            --
    Class C                                                        (47,399)            --
    Class I                                                     (1,869,494)    (2,946,386)
    Class R                                                         (1,800)           (22)
    Class R4                                                        (3,602)        (9,047)
    Class R5                                                        (8,995)           (22)
-----------------------------------------------------------------------------------------
Total distributions                                             (3,361,052)    (4,511,632)

-----------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2010 ANNUAL REPORT  37

STATEMENTS OF CHANGES IN NET ASSETS (continued) --------------------------------

YEAR ENDED OCT. 31,                                                   2010           2009
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                              $ 10,090,809  $  16,553,343
  Class B shares                                                   795,199      1,801,107
  Class C shares                                                 1,050,274        749,642
  Class I shares                                                 6,804,688     26,165,754
  Class R shares                                                   245,028         77,735
  Class R4 shares                                                   84,701         97,142
  Class R5 shares                                                   44,000          3,292
Fund merger (Note 11)
  Class A shares                                                       N/A     12,962,494
  Class B shares                                                       N/A      1,646,139
  Class C shares                                                       N/A      6,269,901
  Class R shares                                                       N/A         77,870
  Class R5 shares                                                      N/A        886,191
Reinvestment of distributions at net asset value
  Class A shares                                                 1,276,994      1,519,983
  Class B shares                                                   113,622             --
  Class C shares                                                    41,597             --
  Class I shares                                                 1,869,408      2,946,249
  Class R shares                                                     1,748             --
  Class R4 shares                                                    3,557          8,968
  Class R5 shares                                                    8,390             --
Conversions from Class B to Class A
  Class A shares                                                 5,541,264      3,561,725
  Class B shares                                                (5,541,264)    (3,561,725)
Payments for redemptions
  Class A shares                                               (54,639,087)   (76,770,212)
  Class B shares                                                (7,232,263)    (9,762,312)
  Class C shares                                                (3,651,581)    (1,649,611)
  Class I shares                                               (31,908,160)   (29,154,600)
  Class R shares                                                  (143,785)       (37,569)
  Class R4 shares                                                 (177,929)      (272,190)
-----------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
  transactions                                                 (75,322,790)   (45,880,684)
-----------------------------------------------------------------------------------------
Proceeds from regulatory settlement (Note 10)                      327,753             --
-----------------------------------------------------------------------------------------
Total increase (decrease) in net assets                         (9,695,767)    29,379,335
Net assets at beginning of year                                408,282,402    378,903,067
-----------------------------------------------------------------------------------------
Net assets at end of year                                     $398,586,635  $ 408,282,402
-----------------------------------------------------------------------------------------
Undistributed net investment income                           $  3,797,672  $   1,742,242
-----------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
38  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2010 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2007 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

                                                                     YEAR ENDED OCT. 31,
CLASS A                                            -------------------------------------------------------
PER SHARE DATA                                      2010        2009         2008        2007        2006
Net asset value, beginning of period                $5.80       $4.67       $10.54       $9.42       $8.05
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .06         .06          .07         .04         .02
Net gains (losses) (both realized and
 unrealized)                                         1.02        1.12        (5.00)       2.70        2.04
----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.08        1.18        (4.93)       2.74        2.06
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.04)       (.05)        (.13)       (.17)       (.06)
Distributions from realized gains                      --          --         (.81)      (1.45)       (.63)
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.04)       (.05)        (.94)      (1.62)       (.69)
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlement                   .01          --           --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.85       $5.80        $4.67      $10.54       $9.42
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       18.96%(a)   25.32%      (50.70%)(b)  33.56%      27.21%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(C)
Gross expenses prior to expense waiver/
 reimbursement                                      1.83%       1.85%        1.56%       1.61%       1.61%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d)                            1.41%       1.37%        1.49%       1.61%       1.61%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .93%       1.33%         .91%        .45%        .23%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $171        $181         $190        $418        $294
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              101%         90%          85%        104%        124%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2010 ANNUAL REPORT  39

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS B                                            -------------------------------------------------------
PER SHARE DATA                                      2010        2009         2008        2007        2006
Net asset value, beginning of period                $5.58       $4.49       $10.15       $9.12       $7.82
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .01         .03          .01        (.03)       (.05)
Net gains (losses) (both realized and
 unrealized)                                          .98        1.06        (4.80)       2.61        1.99
----------------------------------------------------------------------------------------------------------
Total from investment operations                      .99        1.09        (4.79)       2.58        1.94
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.03)         --         (.06)       (.10)       (.01)
Distributions from realized gains                      --          --         (.81)      (1.45)       (.63)
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.03)         --         (.87)      (1.55)       (.64)
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlement                   .01          --           --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.55       $5.58        $4.49      $10.15       $9.12
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       17.94%(a)   24.28%      (51.01%)(b)  32.54%      26.19%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(C)
Gross expenses prior to expense waiver/
 reimbursement                                      2.59%       2.62%        2.32%       2.37%       2.37%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d)                            2.17%       2.14%        2.25%       2.37%       2.37%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .22%        .60%         .15%       (.30%)      (.53%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $16         $25          $30         $75         $67
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              101%         90%          85%        104%        124%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
40  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS C                                            -------------------------------------------------------
PER SHARE DATA                                      2010        2009         2008        2007        2006
Net asset value, beginning of period                $5.57       $4.48       $10.14       $9.12       $7.81
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .01         .01          .01        (.03)       (.04)
Net gains (losses) (both realized and
 unrealized)                                          .98        1.08        (4.79)       2.61        1.99
----------------------------------------------------------------------------------------------------------
Total from investment operations                      .99        1.09        (4.78)       2.58        1.95
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.03)         --         (.07)       (.11)       (.01)
Distributions from realized gains                      --          --         (.81)      (1.45)       (.63)
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.03)         --         (.88)      (1.56)       (.64)
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlement                   .01          --           --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.54       $5.57        $4.48      $10.14       $9.12
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       17.99%(a)   24.33%      (50.99%)(b)  32.56%      26.34%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(C)
----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense waiver/
 reimbursement                                      2.59%       2.60%        2.32%       2.36%       2.37%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d)                            2.17%       2.12%        2.25%       2.36%       2.37%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .16%        .17%         .18%       (.31%)      (.53%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $8         $10           $3          $7          $4
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              101%         90%          85%        104%        124%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2010 ANNUAL REPORT  41

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS I                                            -------------------------------------------------------
PER SHARE DATA                                      2010        2009         2008        2007        2006
Net asset value, beginning of period                $5.86       $4.74       $10.68       $9.53       $8.13
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .08         .09          .11         .09         .06
Net gains (losses) (both realized and
 unrealized)                                         1.04        1.12        (5.07)       2.72        2.07
----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.12        1.21        (4.96)       2.81        2.13
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.06)       (.09)        (.17)       (.21)       (.10)
Distributions from realized gains                      --          --         (.81)      (1.45)       (.63)
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.06)       (.09)        (.98)      (1.66)       (.73)
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlement                   .01          --           --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.93       $5.86        $4.74      $10.68       $9.53
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       19.38%(a)   25.85%      (50.46%)(b)  34.10%      27.86%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(C)
Gross expenses prior to expense waiver/
 reimbursement                                      1.24%       1.20%        1.10%       1.17%       1.14%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d)                             .96%        .92%        1.10%       1.17%       1.14%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.37%       1.77%        1.36%        .96%        .67%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $201        $191         $155        $267        $128
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              101%         90%          85%        104%        124%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
42  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                   YEAR ENDED OCT. 31,
CLASS R*                                           -------------------
PER SHARE DATA                                      2010       2009(e)
Net asset value, beginning of period                $5.79       $5.60
----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .03        (.01)
Net gains (losses) (both realized and
 unrealized)                                         1.01         .25
----------------------------------------------------------------------
Total from investment operations                     1.04         .24
----------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.04)       (.05)
----------------------------------------------------------------------
Proceeds from regulatory settlement                   .01          --
----------------------------------------------------------------------
Net asset value, end of period                      $6.80       $5.79
----------------------------------------------------------------------
TOTAL RETURN                                       18.32%(a)    4.34%
----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(C)
Gross expenses prior to expense waiver/
 reimbursement                                      2.04%       2.01%(f)
----------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d)                            1.76%       1.73%(f)
----------------------------------------------------------------------
Net investment income (loss)                         .56%       (.73%)(f)
----------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--         $--
----------------------------------------------------------------------
Portfolio turnover rate                              101%         90%
----------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2010 ANNUAL REPORT  43

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS R4                                           -------------------------------------------------------
PER SHARE DATA                                      2010        2009         2008        2007        2006
Net asset value, beginning of period                $5.82       $4.71       $10.61       $9.48       $8.09
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .07         .08          .10         .05         .04
Net gains (losses) (both realized and
 unrealized)                                         1.03        1.11        (5.03)       2.72        2.06
----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.10        1.19        (4.93)       2.77        2.10
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.05)       (.08)        (.16)       (.19)       (.08)
Distributions from realized gains                      --          --         (.81)      (1.45)       (.63)
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.05)       (.08)        (.97)      (1.64)       (.71)
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlement                   .01          --           --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.88       $5.82        $4.71      $10.61       $9.48
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       19.13%(a)   25.58%      (50.47%)(b)  33.70%      27.59%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(C)
Gross expenses prior to expense waiver/
 reimbursement                                      1.55%       1.50%        1.39%       1.46%       1.43%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d)                            1.26%       1.17%        1.14%       1.46%       1.43%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.11%       1.56%        1.27%        .58%        .42%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--         $--           $1          $1          $1
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              101%         90%          85%        104%        124%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


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44  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                   YEAR ENDED OCT. 31,
CLASS R5                                           -------------------
PER SHARE DATA                                      2010       2009(e)
Net asset value, beginning of period                $5.87       $5.66
----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .08         .00(g)
Net gains (losses) (both realized and
 unrealized)                                         1.04         .26
----------------------------------------------------------------------
Total from investment operations                     1.12         .26
----------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.06)       (.05)
----------------------------------------------------------------------
Proceeds from regulatory settlement                   .01          --
----------------------------------------------------------------------
Net asset value, end of period                      $6.94       $5.87
----------------------------------------------------------------------
TOTAL RETURN                                       19.32%(a)    4.66%
----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(C)
Gross expenses prior to expense waiver/
 reimbursement                                      1.30%       1.23%(f)
----------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d)                            1.02%        .97%(f)
----------------------------------------------------------------------
Net investment income (loss)                        1.34%        .11%(f)
----------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $1          $1
----------------------------------------------------------------------
Portfolio turnover rate                              101%         90%
----------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
*   Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.
(a) During the year ended Oct. 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.08%.
(b) During the year ended Oct. 31, 2008, the Investment Manager reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower.
(c) Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(d) The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(e) For the period from Aug. 3, 2009 (when shares became available) to Oct. 31, 2009.
(f) Annualized.
(g) Rounds to less than $0.01 per share.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2010 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

RiverSource Partners International Select Growth Fund (the Fund) is a series of RiverSource International Managers Series, Inc. (the Corporation) and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Corporation has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Corporation's Board of Directors (the Board).

The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4 and Class R5 shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. Effective Sept. 7, 2010, the Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except that (i) dividend and/or capital gain distributions may continue to be reinvested in Class B shares of the Fund and (ii) shareholders invested in Class B shares of the Fund may exchange those shares for Class B shares of other Columbia, RiverSource, Seligman and Threadneedle funds offering such shares.

- Class C shares may be subject to a CDSC on shares redeemed within one year of purchase.

- Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

- Class R shares are offered without a front-end sales charge or CDSC to qualifying institutional investors. Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.

- Class R4 shares are not subject to sales charges, however, this class is closed to new investors and to accounts with zero balances effective Dec. 13, 2010.

- Class R5 shares are not subject to sales charges, however, this class is closed to new investors effective Dec. 31, 2010.


--------------------------------------------------------------------------------
46  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2010 ANNUAL REPORT

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--------------------------------------------------------------------------------


At Oct. 31, 2010, Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC) (the Investment Manager) and affiliated funds-of-funds owned 100% of Class I shares. At Oct. 31, 2010, the Investment Manager and affiliated funds-of-funds owned approximately 50% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price from the primary exchange. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on

--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2010 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2010, foreign currency holdings consisted of multiple denominations, primarily Brazilian reais.

REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The market value of securities held as collateral for

--------------------------------------------------------------------------------
48  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

ILLIQUID SECURITIES
At Oct. 31, 2010, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Oct. 31, 2010 was $3,494 representing less than 0.01% of net assets. Certain illiquid securities may be valued, in good faith, by management at fair value according to procedures approved by the Board. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all tax returns filed for the last three years.

FOREIGN CAPITAL GAINS TAXES
Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund pays such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund

--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2010 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

at net asset value or payable in cash. Capital gains, when available, are normally distributed along with the income dividend.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. DERIVATIVE INSTRUMENTS

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the contract between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the

--------------------------------------------------------------------------------
50  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


contract. The Fund utilized forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities.

The market values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT OCT. 31, 2010


                            ASSET DERIVATIVES                 LIABILITY DERIVATIVES
                     -------------------------------  -------------------------------------
                     STATEMENT OF ASSETS              STATEMENT OF ASSETS
RISK EXPOSURE          AND LIABILITIES                  AND LIABILITIES
CATEGORY                   LOCATION       FAIR VALUE        LOCATION       FAIR VALUE
-------------------------------------------------------------------------------------------
                     Unrealized                       Unrealized
                     appreciation on                  depreciation on
                     forward foreign                  forward foreign
Foreign exchange     currency exchange                currency exchange
  contracts          contracts              $3,181    contracts              $1,140
-------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2010 ANNUAL REPORT  51

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCT. 31, 2010


  AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
---------------------------------------------------------------------
                                               FORWARD FOREIGN
                                              CURRENCY EXCHANGE
RISK EXPOSURE CATEGORY                            CONTRACTS
---------------------------------------------------------------------
Foreign exchange contracts                         $230,626
---------------------------------------------------------------------




   CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES
                         RECOGNIZED IN INCOME
---------------------------------------------------------------------
                                               FORWARD FOREIGN
                                              CURRENCY EXCHANGE
RISK EXPOSURE CATEGORY                            CONTRACTS
---------------------------------------------------------------------
Foreign exchange contracts                         $34,140
---------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
The gross notional amount of contracts outstanding was approximately $600,000 at Oct. 31, 2010. The monthly average gross notional amount for these contracts was $5.6 million for the year ended Oct. 31, 2010. The fair value of such contracts at Oct. 31, 2010 is set forth in the table above.

4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager is responsible for the management of the Fund. Day-to-day portfolio management of the Fund is provided by the Fund's subadviser. See Subadvisory agreement below. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 1.00% to 0.875% as the Fund's net assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper International Small-Cap Funds Index. In certain circumstances, the Board may approve a change in the index. Effective May 6, 2010, the Lipper International Small-Cap Funds Index replaced the Lipper International Multi-Cap Growth Funds Index. After a transition period, the Lipper International Small-Cap Funds Index will be used for purposes of determining the performance incentive adjustment. During a transition period, the Fund's performance will be compared to a 12 month blended index return that reflects the performance of the Lipper International Small-Cap Funds Index (new index) for the portion of the

--------------------------------------------------------------------------------
52  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


12 month performance measurement period beginning with the effective date of the new index and the performance of the Lipper International Multi-Cap Growth Funds Index (prior index) for the remainder of the measurement period. At the conclusion of the transition period, the performance of the prior index will be eliminated from the performance incentive adjustment calculation, and the calculation will include only the performance of the new index.

The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the management fee by $223,017 for the year ended Oct. 31, 2010. The management fee for the year ended Oct. 31, 2010 was 0.93% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

SUBADVISORY AGREEMENT
The Investment Manager has a subadvisory agreement with Columbia Wanger Asset Management, LLC (Columbia WAM). During the year ended Oct. 31, 2010, the Investment Manager also had a subadvisory agreement with Principal Global Investors, LLC (Principal). Effective May 6, 2010, Principal was terminated as a subadviser for the Fund.

On May 1, 2010, Ameriprise Financial announced the closing of its acquisition of the long-term asset management business of Columbia Management Group, LLC, including Columbia WAM from Bank of America (the Transaction).

The Transaction did not result in any change in the Columbia WAM personnel who manage the Fund or in the manner in which the Fund is managed. In addition, Columbia Management Investment Advisers, LLC remains the Investment Manager of the Fund and, as such, continues to be the entity that oversees the overall management of the Fund. Nonetheless, the Transaction resulted in a change of control of Columbia WAM under the federal securities laws and the automatic termination of the subadvisory agreement with Columbia WAM. In connection with the Transaction, the Board recommended that shareholders approve a new subadvisory agreement.

At a Joint Special Meeting of Shareholders held on May 21, 2010, shareholders who owned shares of the Fund on April 9, 2010 approved a new subadvisory agreement with Columbia WAM, the Fund's current subadviser.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to

--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2010 ANNUAL REPORT  53

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

0.05% annually as the Fund's net assets increase. The fee for the year ended Oct. 31, 2010 was 0.08% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Oct. 31, 2010, other expenses paid to this company were $651.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (formerly known as RiverSource Service Corporation) (the Transfer Agent) is responsible for providing transfer agency services to the Fund.

Prior to Sept. 7, 2010, the Transfer Agent received annual account-based service fees from Class A, Class B and Class C shares that varied by class and annual asset-based service fees based on the Fund's average daily net assets attributable to Class R, Class R4 and Class R5 shares. In addition, the Transfer Agent charged an annual fee per inactive account and received reimbursement from the Fund for certain out-of-pocket expenses.

Under a new Transfer Agency Agreement effective Sept. 7, 2010, the Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund subject to an annual limitation (that varies by class) that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services, Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent

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54  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent also receives reimbursement for certain out-of-pocket expenses and may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.

For the year ended Oct. 31, 2010, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A..............................................  0.34%
Class B..............................................  0.37
Class C..............................................  0.36
Class R..............................................  0.09
Class R4.............................................  0.05
Class R5.............................................  0.05


Class I shares do not pay transfer agent fees.

The Fund and certain other associated investment companies (together, the Guarantors), have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent of Seligman International Growth Fund, which was acquired by the Fund on Aug. 14, 2009 (see Note 11), including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At Oct. 31, 2010, the Fund's total potential future obligation over the life of the Guaranty is $53,540. The liability remaining at Oct. 31, 2010 for non-recurring charges associated with the lease amounted to $26,549 and is included within other accrued expenses in the Statement of Assets and Liabilities.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services. Prior to Sept. 7, 2010, the Fund also paid an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R shares for such services.


--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2010 ANNUAL REPORT  55

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

DISTRIBUTION FEES
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (formerly known as RiverSource Fund Distributors, Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund paid a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $944,000 and $2,023,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of July 31, 2010, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $145,251 for Class A, $14,587 for Class B and $843 for Class C for the year ended Oct. 31, 2010.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Oct. 31, 2010, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), including the adjustment under the terms of a performance incentive arrangement, were as follows:

Class A..............................................  1.41%
Class B..............................................  2.17
Class C..............................................  2.17
Class I..............................................  0.96
Class R..............................................  1.76
Class R4.............................................  1.26
Class R5.............................................  1.02




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56  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A...........................................  $239,918
Class B...........................................    30,918
Class C...........................................    12,342
Class R...........................................         7
Class R4..........................................        16
Class R5..........................................        46


The management fees waived/reimbursed at the Fund level were $1,086,212.

Under an agreement which was effective until June 30, 2010, the Investment Manager and its affiliates contractually agreed to waive certain fees and reimburse certain expenses such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, would not exceed the following percentage of the class' average daily net assets:

Class A..............................................  1.44%
Class B..............................................  2.21
Class C..............................................  2.21
Class I..............................................  0.99
Class R..............................................  1.79
Class R4.............................................  1.29
Class R5.............................................  1.04


Effective July 1, 2010, the Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses until Dec. 31, 2010, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the class' average daily net assets:

Class A..............................................  1.52%
Class B..............................................  2.29
Class C..............................................  2.29
Class I..............................................  1.07
Class R..............................................  1.87
Class R4.............................................  1.37
Class R5.............................................  1.12


Effective Jan. 1, 2011, the Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses until Dec. 31, 2011, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving

--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2010 ANNUAL REPORT  57

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

effect to any performance incentive adjustment, will not exceed the following percentage of the class' average daily net assets:

Class A..............................................  1.52%
Class B..............................................  2.27
Class C..............................................  2.27
Class I..............................................  1.07
Class R..............................................  1.77
Class R4.............................................  1.37
Class R5.............................................  1.12


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $382,606,430 and $465,888,542, respectively, for the year ended Oct. 31, 2010. Realized gains and losses are determined on an identified cost basis.

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated were as follows:

YEAR ENDED OCT. 31,                           2010       2009(a)
------------------------------------------------------------------
CLASS A
Sold                                        1,644,931    3,540,461
Fund merger                                       N/A    2,354,748
Converted from Class B(b)                     904,104      648,620
Reinvested distributions                      212,833      288,920
Redeemed                                   (8,938,019) (16,320,016)
------------------------------------------------------------------
Net increase (decrease)                    (6,176,151)  (9,487,267)
------------------------------------------------------------------

CLASS B
Sold                                          135,716      397,457
Fund merger                                       N/A      310,477
Reinvested distributions                       19,658           --
Converted to Class A(b)                      (944,085)    (678,251)
Redeemed                                   (1,235,994)  (2,202,958)
------------------------------------------------------------------
Net increase (decrease)                    (2,024,705)  (2,173,275)

------------------------------------------------------------------


--------------------------------------------------------------------------------
58  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


YEAR ENDED OCT. 31,                           2010       2009(a)
------------------------------------------------------------------
CLASS C
Sold                                          178,973      152,652
Fund merger                                       N/A    1,185,644
Reinvested distributions                        7,209           --
Redeemed                                     (622,748)    (345,714)
------------------------------------------------------------------
Net increase (decrease)                      (436,566)     992,582
------------------------------------------------------------------

CLASS I
Sold                                        1,101,141    5,442,937
Reinvested distributions                      307,334      574,358
Redeemed                                   (5,037,826)  (6,118,549)
------------------------------------------------------------------
Net increase (decrease)                    (3,629,351)    (101,254)
------------------------------------------------------------------

CLASS R(c)
Sold                                           39,662       13,233
Fund merger                                       N/A       14,162
Reinvested distributions                          292           --
Redeemed                                      (23,466)      (6,256)
------------------------------------------------------------------
Net increase (decrease)                        16,488       21,139
------------------------------------------------------------------

CLASS R4
Sold                                           13,549       20,268
Reinvested distributions                          590        1,772
Redeemed                                      (29,409)     (54,495)
------------------------------------------------------------------
Net increase (decrease)                       (15,270)     (32,455)
------------------------------------------------------------------

CLASS R5
Sold                                            7,132          441
Fund merger                                       N/A      159,451
Reinvested distributions                        1,384           --
------------------------------------------------------------------
Net increase (decrease)                         8,516      159,892
------------------------------------------------------------------


(a) Class R and Class R5 shares are for the period from Aug. 3, 2009 (when shares became available) to Oct. 31, 2009.
(b) Automatic conversion of Class B shares to Class A shares based on the original purchase date.
(c) Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.

7. LENDING OF PORTFOLIO SECURITIES

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities.

--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2010 ANNUAL REPORT  59

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Oct. 31, 2010, securities valued at $37,785,388 were on loan, secured by cash collateral of $39,095,310 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $404,760 earned from securities lending for the year ended Oct. 31, 2010 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund), a money market fund established for the exclusive use of certain funds managed by the Investment Manager and other institutional clients of the Investment Manager. The cost of the Fund's purchases and proceeds from sales of shares of Columbia Short-Term Cash Fund aggregated $203,352,346 and $194,646,054, respectively, for the year ended Oct. 31, 2010. The income distributions received with respect to the Fund's investment in Columbia Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in Columbia Short-Term Cash Fund at Oct. 31, 2010, can be found in the Portfolio of Investments.


--------------------------------------------------------------------------------
60  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


9. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 14, 2010, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum. Prior to Oct. 14, 2010, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. The Fund had no borrowings during the year ended Oct. 31, 2010.

10. PROCEEDS FROM REGULATORY SETTLEMENT

During the year ended Oct. 31, 2010, as a result of a settlement of an administrative proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds, the Fund received $327,753, which represented the Fund's portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in capital.

11. FUND MERGER

At the close of business on Aug. 14, 2009, RiverSource Partners International Select Growth Fund acquired the assets and assumed the identified liabilities of


--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2010 ANNUAL REPORT  61

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


Seligman International Growth Fund. The merger was completed after shareholders of the acquired fund approved the plan on June 2, 2009.

The aggregate net assets of RiverSource Partners International Select Growth Fund immediately before the acquisition were $377,057,493 and the combined net assets immediately after the acquisition were $398,900,088.

The acquisition was accomplished by a tax-free exchange of 2,727,272 shares of Seligman International Growth Fund valued at $21,842,595.

In exchange for Seligman International Growth Fund shares, RiverSource Partners International Select Growth Fund issued the following number of shares:

                                                      SHARES
-------------------------------------------------------------
Class A...........................................  2,354,748
Class B...........................................    310,477
Class C...........................................  1,185,644
Class R...........................................     14,162
Class R5..........................................    159,451


The components of Seligman International Growth Fund's net assets after adjustments for any permanent book-to-tax differences at the merger date were as follows:

Total net assets................................  $ 21,842,595
Capital Stock...................................    54,750,759
Excess of distributions over net investment
  income........................................       (58,419)
Accumulated net realized loss...................   (37,273,906)
Unrealized appreciation.........................     4,424,161


12. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of foreign currency transactions, recognition of unrealized appreciation (depreciation) for certain derivative investments, passive foreign investment company (PFIC) holdings, foreign tax credits and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $1,164,597 and accumulated net realized loss has been increased by $610,872

--------------------------------------------------------------------------------
62  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



resulting in a net reclassification adjustment to decrease paid-in capital by $553,725.

The tax character of distributions paid for the years indicated was as follows:

YEAR ENDED OCT. 31,                            2010        2009
------------------------------------------------------------------
Ordinary income...........................  $3,361,052  $4,511,632
Long-term capital gain....................          --          --


At Oct. 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...................  $  10,341,606
Undistributed accumulated long-term gain........  $          --
Accumulated realized loss.......................  $(149,891,453)
Unrealized appreciation (depreciation)..........  $  57,914,715


For federal income tax purposes, the Fund had a capital loss carry-over of $149,891,453 at Oct. 31, 2010, that if not offset by capital gains will expire as follows:

    2016           2017
$33,693,010    $116,198,443


For the year ended Oct. 31, 2010, $34,597,278 of capital loss carry-over was utilized. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

13. RISKS RELATING TO CERTAIN INVESTMENTS

FOREIGN/EMERGING MARKETS RISK
Investments in foreign securities involve certain risks not associated with investments in U.S. companies. Foreign securities in the Fund's portfolio subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions of the country, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices.

Investments in emerging markets may present greater risk of loss than a typical foreign security investment. Because of the less developed markets and economics and less mature governments and governmental institutions, the risks of investing in foreign securities may be intensified in the case of investments in issuers organized, domiciled or doing business in emerging markets.


--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2010 ANNUAL REPORT  63

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

14. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

The Board of Directors of the Fund has approved the proposed merger of the Fund into Columbia Acorn International. It is currently anticipated that a meeting of shareholders will be held during the first half of 2011 to vote on the proposal.

15. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit

--------------------------------------------------------------------------------
64  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On Dec. 9, 2010, the District Court reinstated its July 9, 2007 summary judgement order in favor of the defendants.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we

--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2010 ANNUAL REPORT  65

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
66  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2010 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Partners International Select Growth Fund (the Fund) (one of the portfolios constituting the RiverSource International Managers Series, Inc.) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through October 31, 2006, were audited by other auditors whose report dated December 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2010 ANNUAL REPORT  67

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued) ------------

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Partners International Select Growth Fund of the RiverSource International Managers Series, Inc. at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
December 20, 2010


--------------------------------------------------------------------------------
68  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2010 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Oct. 31, 2010


INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................      85.47%
    Dividends Received Deduction for corporations................       0.67%
    U.S. Government Obligations..................................       0.00%
    Foreign Taxes Paid...........................................    $803,233
    Foreign Source Income........................................  $6,860,097


The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2010 ANNUAL REPORT  69

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. Each Board member oversees 145 Columbia, RiverSource, Seligman and Threadneedle funds. Under current Board policy, members generally serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board.

INDEPENDENT BOARD MEMBERS

                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      1/11/06               Attorney
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      7/11/07               Leadership (consulting company)
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      11/1/04               University; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 60
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      3/1/85
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 1/1/07,         College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member                                                                   irrigation systems)
Age 71                     since 1/1/02
------------------------------------------------------------------------------------------------------------------------------

John F. Maher              Board member          Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      since 12/10/08        former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 67
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      11/1/04               real estate and asset management company)
Minneapolis, MN 55402
Age 58

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
70  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
Leroy C. Richie            Board member          Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      since 11/11/08        President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 69                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      11/13/02              since 2003 (biotechnology); former President, Aquila     Pharmaceuticals,
Minneapolis, MN 55402                            Biopharmaceuticals                                       Inc.
Age 66                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2010 ANNUAL REPORT  71

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

BOARD MEMBER AFFILIATED WITH THE INVESTMENT MANAGER*


                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member          Chairman of the Board, Columbia Management Investment    None
53600 Ameriprise           since 11/7/01,        Advisers, LLC (formerly RiverSource Investments, LLC)
Financial Center           Vice President since  since May 2010 (previously President, Chairman of the
Minneapolis, MN 55474      2002                  Board and Chief Investment Officer, 2001-April 2010);
Age 50                                           Senior Vice President, Atlantic Funds, Columbia Funds
                                                 and Nations Funds since May 2010; Chief Executive
                                                 Officer, U.S. Asset Management &
                                                 President -- Annuities, Ameriprise Financial, Inc.
                                                 since May 2010 (previously President -- U.S. Asset
                                                 Management and Chief Investment Officer, 2005-April
                                                 2010 and Senior Vice President -- Chief Investment
                                                 Officer, 2001-2005); Director, President and Chief
                                                 Executive Officer, Ameriprise Certificate Company since
                                                 2006; Director, Columbia Management Investment
                                                 Distributors, Inc. (formerly RiverSource Fund
                                                 Distributors, Inc.) since May 2010 (previously Chairman
                                                 of the Board and Chief Executive Officer, 2008-April
                                                 2010); Chairman of the Board and Chief Executive
                                                 Officer, RiverSource Distributors, Inc. since 2006
------------------------------------------------------------------------------------------------------------------------------


* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.


--------------------------------------------------------------------------------
72  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
J. Kevin Connaughton       President since       Senior Vice President and General Manager -- Mutual
One Financial Center       5/1/10                Fund Products, Columbia Management Investment Advisers,
Boston, MA 02111                                 LLC since May 2010; President, Columbia Funds since
Age 46                                           2009 (previously Senior Vice President and Chief
                                                 Financial Officer, June 2008 -- January 2009);
                                                 President, Atlantic Funds and Nations Funds since 2009;
                                                 Managing Director of Columbia Management Advisors, LLC,
                                                 December 2004 -- April 2010; Treasurer, Columbia Funds,
                                                 October 2003 -- May 2008; Treasurer, the Liberty Funds,
                                                 Stein Roe Funds and Liberty All-Star Funds, December
                                                 2000 -- December 2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Senior Vice President and Chief Operating Officer,
5228 Ameriprise Financial  12/5/06               Columbia Management Investment Advisers, LLC (formerly
Center Minneapolis, MN                           RiverSource Investments, LLC) since May 2010
55474                                            (previously Chief Administrative Officer, 2009 -- April
Age 45                                           2010 and Vice President -- Asset Management and Trust
                                                 Company Services, 2006-2009 and Vice
                                                 President -- Operations and Compliance, 2004-2006);
                                                 Senior Vice President, Atlantic Funds, Columbia Funds
                                                 and Nations Funds since May 2010
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since       Chief Financial Officer, Columbia Management Investment
105 Ameriprise             7/10/02               Distributors, Inc. (formerly RiverSource Fund
Financial Center                                 Distributors, Inc.) and of Seligman Data Corp. since
Minneapolis, MN 55474                            2008; Vice President -- Investment Accounting,
Age 55                                           Ameriprise Financial, Inc. since 2002; Chief Financial
                                                 Officer, RiverSource Distributors, Inc. since 2006
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Chief Legal Officer and Assistant Secretary, Columbia
5228 Ameriprise Financial  General Counsel and   Management Investment Advisers, LLC (formerly
Center                     Secretary since       RiverSource Investments, LLC) since June 2005; Vice
Minneapolis, MN 55474      12/5/06               President and Lead Chief Counsel -- Asset Management,
Age 51                                           Ameriprise Financial, Inc. since May 2010 (previously
                                                 Vice President and Chief Counsel -- Asset Management,
                                                 2005-April 2010 and Vice President -- Asset Management
                                                 Compliance, 2004-2005); Senior Vice President,
                                                 Secretary and Chief Legal Officer, Atlantic Funds,
                                                 Columbia Funds and Nations Funds since May 2010; Vice
                                                 President, Chief Counsel and Assistant Secretary,
                                                 Columbia Management Investment Distributors, Inc.
                                                 (formerly RiverSource Fund Distributors, Inc.) since
                                                 2008; Vice President, General Counsel and Secretary,
                                                 Ameriprise Certificate Company since 2005; Chief
                                                 Counsel, RiverSource Distributors, Inc. since 2006

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2010 ANNUAL REPORT  73

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michael A. Jones           Vice President since  Director and President, Columbia Management Investment
100 Federal Street         5/1/10                Advisers, LLC since May 2010; President and Director,
Boston, MA 02110                                 Columbia Management Investment Distributors, Inc. since
Age 51                                           May 2010; Senior Vice President, Atlantic Funds,
                                                 Columbia Funds and Nations Funds since May 2010;
                                                 Manager, Chairman, Chief Executive Officer and
                                                 President, Columbia Management Advisors, LLC,
                                                 2007 -- April 2010; Chief Executive Officer, President
                                                 and Director, Columbia Management Distributors, Inc.,
                                                 2006 -- April 2010; former Co-President and Senior
                                                 Managing Director, Robeco Investment Management
--------------------------------------------------------------------------------------------------------

Colin Moore                Vice President since  Chief Investment Officer, Columbia Management
One Financial Center       5/1/10                Investment Advisers, LLC since May 2010; Senior Vice
Boston, MA 02111                                 President, Atlantic Funds, Columbia Funds and Nations
Age 52                                           Funds since May 2010; Manager, Managing Director and
                                                 Chief Investment Officer, Columbia Management Advisors,
                                                 LLC, 2007- April 2010; Head of Equities, Columbia
                                                 Management Advisors, LLC, 2002-Sept. 2007
--------------------------------------------------------------------------------------------------------

Linda Wondrack             Chief Compliance      Vice President and Chief Compliance Officer, Columbia
One Financial Center       Officer since 5/1/10  Management Investment Advisers, LLC since May 2010;
Boston, MA 02111                                 Chief Compliance Officer, Columbia Funds since 2007;
Age 46                                           Senior Vice President and Chief Compliance Officer,
                                                 Atlantic Funds and Nations Funds since 2007; Director
                                                 (Columbia Management Group, LLC and Investment Product
                                                 Group Compliance), Bank of America, June 2005 -- April
                                                 2010
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer and
Center                     since 11/9/05 and     Identity Theft Prevention Officer, Columbia Management
Minneapolis, MN 55474      Identity Theft        Investment Distributors, Inc. (formerly RiverSource
Age 46                     Prevention Officer    Fund Distributors, Inc.) since 2008; Anti-Money
                           since 2008            Laundering Officer, Ameriprise Financial, Inc. since
                                                 2005; Compliance Director, Ameriprise Financial, Inc.,
                                                 2004-2008
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
74  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2010 ANNUAL REPORT

PROXY VOTING  ------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2010 ANNUAL REPORT  75

RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND
P.O. Box 8081
Boston, MA 02266-8081

COLUMBIAMANAGEMENT.COM


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. The Fund is distributed by Columbia
                                Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
                                (C)2010 Columbia Management Investment Advisers, LLC. All
(COLUMBIA MANAGEMENT LOGO)      rights reserved.                                                  S-6243 P (12/10)

Annual Report
and Prospectus
                                                      (COLUMBIA MANAGEMENT LOGO)

RIVERSOURCE
PARTNERS INTERNATIONAL SMALL CAP FUND


--------------------------------------------------------------------------------

ANNUAL REPORT FOR THE PERIOD ENDED
OCTOBER 31, 2010
(Prospectus also enclosed)

RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND SEEKS TO PROVIDE SHAREHOLDERS WITH LONG-TERM GROWTH OF CAPITAL.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

       NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    3

Manager Commentary.................    6

The Fund's Long-term Performance...   12

Fund Expenses Example..............   14

Portfolio of Investments...........   17

Statement of Assets and
  Liabilities......................   29

Statement of Operations............   31

Statements of Changes in Net
  Assets...........................   33

Financial Highlights...............   34

Notes to Financial Statements......   41

Report of Independent Registered
  Public Accounting Firm...........   61

Federal Income Tax Information.....   63

Board Members and Officers.........   64

Proxy Voting.......................   69



 The Board of Directors of RiverSource Partners International Small Cap Fund (the "Fund") approved a proposal to merge the Fund with and into Columbia(SM) Acorn International(R). The merger is expected to be a tax-free reorganization for U.S. federal income tax purposes. More information about the Columbia(SM) Acorn International(R) and the definitive terms of the proposed merger will be included in proxy materials.

 The merger is subject to certain conditions, including final approval by shareholders of the Fund. It is currently anticipated that proxy materials regarding the merger will be distributed to shareholders of the Fund in early 2011, and the meeting of shareholders to consider the merger will be held in the first half of 2011.

SEE THE FUND'S PROSPECTUS FOR RISKS ASSOCIATED WITH INVESTING IN THE FUND.


--------------------------------------------------------------------------------
2  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2010 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Partners International Small Cap Fund (the Fund) Class A shares increased 20.57% (excluding sales charge) for the 12-month period ended Oct. 31, 2010.

> The Fund underperformed its benchmark, the S&P Global ex-U.S. SmallCap Index, which rose 21.22% during the same period.

> The Fund also underperformed its peer group, as represented by the Lipper
  International Small-Cap Funds Index, which gained 21.90% during the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended Oct. 31, 2010)
--------------------------------------------------------------------------------

                                                              SINCE
                                                            INCEPTION
                                  1 YEAR  3 YEARS  5 YEARS   10/3/02
---------------------------------------------------------------------
RiverSource Partners
  International Small Cap Fund
  Class A
  (excluding sales charge)       +20.57%  -12.07%   +2.23%   +10.66%
---------------------------------------------------------------------
S&P Global ex-U.S. SmallCap
  Index (unmanaged)              +21.22%   -6.04%   +8.16%   +16.48%
---------------------------------------------------------------------
Lipper International Small-Cap
  Funds Index (unmanaged)        +21.90%   -7.60%   +6.47%   +15.62%
---------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
      RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2010 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT OCT. 31, 2010
                                                             SINCE
Without sales charge             1 YEAR  3 YEARS  5 YEARS  INCEPTION
Class A (inception 10/3/02)     +20.57%  -12.07%   +2.23%  +10.66%
--------------------------------------------------------------------
Class B (inception 10/3/02)     +19.51%  -12.76%   +1.42%   +9.80%
--------------------------------------------------------------------
Class C (inception 10/3/02)     +19.51%  -12.74%   +1.45%   +9.82%
--------------------------------------------------------------------
Class I (inception 3/4/04)      +20.97%  -11.66%   +2.69%   +4.76%
--------------------------------------------------------------------
Class R* (inception 3/15/10)       N/A      N/A      N/A   +12.13%**
--------------------------------------------------------------------
Class R4 (inception 10/3/02)    +20.62%  -11.83%   +2.47%  +10.90%
--------------------------------------------------------------------
Class R5 (inception 3/15/10)       N/A      N/A      N/A   +12.66%**
--------------------------------------------------------------------

With sales charge
Class A (inception 10/3/02)     +13.63%  -13.79%   +1.02%   +9.86%
--------------------------------------------------------------------
Class B (inception 10/3/02)     +14.51%  -13.54%   +1.17%   +9.80%
--------------------------------------------------------------------
Class C (inception 10/3/02)     +18.51%  -12.74%   +1.45%   +9.82%
--------------------------------------------------------------------



Class A share performance reflects the maximum initial sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R, Class R4 and Class R5 shares. Class I, Class R, Class R4 and Class R5 shares are available to qualifying institutional investors only.

 *Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares. **Not annualized.


--------------------------------------------------------------------------------
4  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

MORNINGSTAR STYLE BOX(TM)
--------------------------------------------------------------------------------



      Equity Style
Value    Blend   Growth
                          Large
                    X     Medium   Size
                          Small



The Morningstar Style Box(TM) is based on the fund's portfolio holdings as of period end. The vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

(C)2010 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.


--------------------------------------------------------------------------------
      RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2010 ANNUAL REPORT  5

MANAGER COMMENTARY  ------------------------------------------------------------

Columbia Wanger Asset Management, LLC (Columbia WAM), an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., the parent company of Columbia Management Investment Advisers, LLC (Columbia Management), manages RiverSource Partners International Small Cap Fund's portfolio.

At Oct. 31, 2010, approximately 26% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management. As a result of asset allocation decisions by Columbia Management, it is possible that RiverSource Partners International Small Cap Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 52, Class I capital share transactions for related activity during the most recent fiscal period). Columbia Management seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. RiverSource Partners International Small Cap Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information about the Fund's expenses, see the discussions beginning on pages 14 and 47.

Dear Shareholders,

RiverSource Partners International Small Cap Fund (the Fund) Class A shares rose 20.57% for the 12 months ended Oct. 31, 2010. The Fund underperformed its benchmark, the S&P Global ex-U.S. SmallCap Index (S&P Index), which rose 21.22% for the same time period. The Fund also underperformed its peer group, as represented by the Lipper International Small-Cap Funds Index, which increased 21.90% for the 12 months.


COUNTRY BREAKDOWN(1) (at Oct. 31, 2010)
---------------------------------------------------------------------

Australia                                   2.3%
------------------------------------------------
Belgium                                     0.5%
------------------------------------------------
Bermuda                                     0.3%
------------------------------------------------
Brazil                                      4.8%
------------------------------------------------
Canada                                      4.9%
------------------------------------------------
Chile                                       0.8%
------------------------------------------------
China                                       4.9%
------------------------------------------------
Czech Republic                              0.5%
------------------------------------------------
Denmark                                     0.9%
------------------------------------------------
Egypt                                       0.0%*
------------------------------------------------
Finland                                     1.0%
------------------------------------------------
France                                      4.0%
------------------------------------------------
Germany                                     3.7%
------------------------------------------------
Greece                                      0.5%
------------------------------------------------
Hong Kong                                   3.6%
------------------------------------------------
India                                       4.3%
------------------------------------------------
Ireland                                     1.1%
------------------------------------------------
Israel                                      0.8%
------------------------------------------------
Italy                                       2.6%
------------------------------------------------




--------------------------------------------------------------------------------
6  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------




TOP TEN HOLDINGS(1) (at Oct. 31, 2010)
--------------------------------------------------------------------------------

Olam International Ltd. (Singapore)         1.7%
------------------------------------------------
Naspers Ltd., Series N (South Africa)       1.6%
------------------------------------------------
Localiza Rent a Car SA (Brazil)             1.5%
------------------------------------------------
Hexagon AB, Series B (Sweden)               1.4%
------------------------------------------------
Kansai Paint Co., Ltd. (Japan)              1.3%
------------------------------------------------
Serco Group PLC (United Kingdom)            1.2%
------------------------------------------------
Imtech NV (Netherlands)                     1.2%
------------------------------------------------
Intertek Group PLC (United Kingdom)         1.1%
------------------------------------------------
Neopost SA (France)                         1.0%
------------------------------------------------
Suzano Papel e Celulose SA (Brazil)         1.0%
------------------------------------------------




(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).
For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


COUNTRY BREAKDOWN(1) (at Oct. 31, 2010) (continued)
---------------------------------------------------------------------

Japan                                      16.2%
------------------------------------------------
Luxembourg                                  0.5%
------------------------------------------------
Malaysia                                    0.1%
------------------------------------------------
Mexico                                      0.8%
------------------------------------------------
Mongolia                                    0.6%
------------------------------------------------
Netherlands                                 6.4%
------------------------------------------------
Norway                                      0.1%
------------------------------------------------
Portugal                                    0.8%
------------------------------------------------
Singapore                                   4.6%
------------------------------------------------
South Africa                                2.9%
------------------------------------------------
South Korea                                 2.5%
------------------------------------------------
Spain                                       0.5%
------------------------------------------------
Sweden                                      2.3%
------------------------------------------------
Switzerland                                 3.2%
------------------------------------------------
Taiwan                                      2.3%
------------------------------------------------
Thailand                                    0.1%
------------------------------------------------
United Kingdom                              6.6%
------------------------------------------------
United States                               3.3%
------------------------------------------------
Other(2)                                    4.7%
------------------------------------------------


*   Rounds to less than 0.1%.
(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.
(2) Cash & Cash Equivalents.


--------------------------------------------------------------------------------
      RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2010 ANNUAL REPORT  7

MANAGER COMMENTARY (continued)  ------------------------------------------------

SIGNIFICANT PERFORMANCE FACTORS
From a regional perspective, Japan was a big outlier for the year. Japan had a slight loss while every other major region had fairly robust returns. The Fund benefited from having an underweight position in Japan and from stock selection as the Japanese stocks the Fund did own performed well relative to the benchmark. The Fund's largest regional overweight continued to be in Europe and Fund holdings in the region performed well, particularly in the Netherlands and Switzerland. The Fund's weighting and performance in the emerging markets were fairly consistent with the benchmark, which also proved helpful as these regions continued to enjoy strong performance.

These positives were largely offset by poor relative stock selection in the U.K. Somewhat surprisingly, given many of the fiscal austerity measures the country is facing, the U.K. gained nearly 25% during the year. The Fund remained underweight in the region and focused individual stock picks on more conservative businesses. This approach proved to be a detractor to the Fund's performance.

During the year, health care, information technology and financials were the weakest performers within the S&P Index while the commodity areas of energy and materials performed best. The Fund's portfolio benefited from strong stock selection in financials and materials but selections within energy and information technology detracted from relative results.

The top contributor to the Fund during the year was Brazilian car rental company LOCALIZA. Localiza is the largest player in the growing market for rental cars in Brazil and its stock gained 57%. The company has excellent management and continued to improve its profitability while gaining market share on smaller competitors. HEXAGON, a Swedish manufacturer of measurement equipment, reported strong sales growth in both Europe and the emerging markets and gained 53%. SHRIRAM TRANSPORT FINANCE, an Indian company involved in the financing of new and used trucks, gained 142%. The company provides a valuable source of financing to an industry that is often neglected by the traditional Indian banking industry. In South Africa, NASPERS was also among the Fund's top performers, rising 48%. Naspers' core business provides media in Africa and other emerging markets but it also has interests in many other ventures, including Tencent, a profitable internet company in China.


--------------------------------------------------------------------------------
8  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

Two Japanese technology companies were among the top detractors during the year. WACOM is involved in the manufacturing, development and sales of computer graphic illustration devices. Its stock declined 47% during the year. IBIDEN, an electrical component manufacturer, declined 30%. Both companies rely on exporting outside Japan and the strong yen has made their products more expensive, negatively impacting sales. Other detractors included CENTRAL EUROPEAN DISTRIBUTION, the largest spirits company in Central and Eastern Europe. The company declined 20% after encountering competition from a value brand and lowering revenue guidance.

CHANGES TO THE FUND'S PORTFOLIO
There were no significant geographical or sectoral shifts during the year. Europe still remains the largest region in the Fund's portfolio, followed by Asia ex-Japan. Exposure to both regions declined marginally during the year while Fund holdings in Japan and Latin America were slightly higher at the end of the period. Industrials remain the largest weight in the Fund's portfolio, on an absolute and relative basis, while financials represent the largest relative underweight. The Fund's industrial exposure was little changed. Financials ended the period with a lower weighting. Emerging markets exposure declined slightly as we sold or trimmed positions in stocks that seemed more fully valued relative to other ideas. The number of holdings in the Fund increased during the period as we added to compelling ideas at the smaller end of our market capitalization range throughout the year.



  As the world grinds its way out of the Great Recession, we expect new opportunities to emerge in small-cap stocks that we believe have been forgotten or ignored during the recent flight to quality.






--------------------------------------------------------------------------------
      RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2010 ANNUAL REPORT  9

MANAGER COMMENTARY (continued)  ------------------------------------------------

OUR FUTURE STRATEGY
Fund returns are generally driven by individual stocks, as opposed to macro themes reflected in the portfolio. As the world grinds its way out of the Great Recession, we expect new opportunities to emerge in small-cap stocks that we believe have been forgotten or ignored during the recent flight to quality. We will continue to work to identify these situations for our shareholders on a stock by stock basis.

Columbia Wanger Asset Management, LLC

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC* (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

* Effective May 1, 2010, RiverSource Investments, LLC became known as Columbia Management Investment Advisers, LLC.


--------------------------------------------------------------------------------
10  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2010 ANNUAL REPORT

                        THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Partners International Small Cap Fund Class A shares (from 10/03/02 to 10/31/10) as compared to the performance of the S&P Global ex-U.S. SmallCap Index and the Lipper International Small-Cap Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Oct. 31, 2010
                                                                                    SINCE
                                                                                  INCEPTION
                                                     1 YEAR   3 YEARS   5 YEARS    10/3/02
RIVERSOURCE PARTNERS INTERNATIONAL SMALL
  CAP FUND (INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                 $11,363    $6,408   $10,522    $21,363
-------------------------------------------------------------------------------------------
        Average annual total return                 +13.63%   -13.79%    +1.02%     +9.86%
-------------------------------------------------------------------------------------------
S&P GLOBAL EX-U.S. SMALLCAP INDEX(1)
        Cumulative value of $10,000                 $12,122    $8,297   $14,805    $34,782
-------------------------------------------------------------------------------------------
        Average annual total return                 +21.22%    -6.04%    +8.16%    +16.48%
-------------------------------------------------------------------------------------------
LIPPER INTERNATIONAL SMALL-CAP FUNDS INDEX(2)
        Cumulative value of $10,000                 $12,190    $7,889   $13,684    $32,291
-------------------------------------------------------------------------------------------
        Average annual total return                 +21.90%    -7.60%    +6.47%    +15.62%
-------------------------------------------------------------------------------------------



Results for other share classes can be found on page 4.


--------------------------------------------------------------------------------
12  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND LINE GRAPH)

                     RIVERSOURCE PARTNERS
                      INTERNATIONAL SMALL
                           CAP FUND
                            CLASS A             S&P GLOBAL       LIPPER INTERNATIONAL
                        (INCLUDES SALES      EX-U.S. SMALLCAP       SMALL-CAP FUNDS
                            CHARGE)              INDEX(1)              INDEX(2)
                     --------------------    ----------------    --------------------
10/3/02                     $ 9,425               $10,000               $10,000
10/02                         9,751                10,377                10,209
1/03                          9,732                10,458                10,298
4/03                         10,536                11,130                10,964
7/03                         12,318                12,976                12,774
10/03                        14,272                15,252                15,139
1/04                         15,623                17,080                16,948
4/04                         15,911                17,495                17,439
7/04                         15,561                17,422                17,408
10/04                        16,261                18,826                18,647
1/05                         18,139                21,517                21,336
4/05                         17,704                21,306                21,289
7/05                         18,986                22,783                22,827
10/05                        19,137                23,494                23,598
1/06                         21,905                28,056                27,935
4/06                         23,620                30,816                31,165
7/06                         21,414                28,658                28,354
10/06                        22,908                31,242                30,577
1/07                         25,680                34,467                33,912
4/07                         28,184                38,140                36,914
7/07                         29,498                39,341                38,206
10/07                        31,421                41,924                40,930
1/08                         24,276                34,182                32,846
4/08                         25,846                36,221                34,590
7/08                         22,952                32,341                30,706
10/08                        13,323                18,813                18,288
1/09                         12,591                17,820                17,131
4/09                         13,148                20,513                19,132
7/09                         16,426                25,880                24,295
10/09                        17,717                28,694                26,491
1/10                         17,976                29,294                26,968
4/10                         19,547                31,892                29,315
7/10                         19,129                30,642                28,368
10/10                        21,363                34,782                32,291




(1) The S&P Global ex-U.S. SmallCap Index, an unmanaged benchmark, measures the small stock component of the S&P Global-ex US Broad Market Index. The benchmark consists of the bottom 15% of float-adjusted market capitalization stocks within developed and emerging markets globally (excluding the US).
(2) The Lipper International Small-Cap Funds Index includes the 30 largest international small-cap funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2010 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments; and (ii) ongoing costs, which may include management fees; distribution and service (Rule 12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held until Oct. 31, 2010.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return for the class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
14  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 MAY 1, 2010   OCT. 31, 2010  THE PERIOD(a)  EXPENSE RATIO
------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,092.90        $ 7.93          1.52%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,017.35        $ 7.64          1.52%
------------------------------------------------------------------------------------------

Class B
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,085.80        $11.96(c)       2.30%(c)
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,013.46        $11.55(c)       2.30%(c)
------------------------------------------------------------------------------------------

Class C
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,087.90        $11.82          2.27%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,013.61        $11.40          2.27%
------------------------------------------------------------------------------------------

Class I
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,094.70        $ 5.59          1.07%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,019.60        $ 5.39          1.07%
------------------------------------------------------------------------------------------

Class R
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,089.30        $ 9.58(c)       1.84%(c)
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,015.76        $ 9.25(c)       1.84%(c)
------------------------------------------------------------------------------------------

Class R4
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,093.50        $ 7.15          1.37%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,018.10        $ 6.89          1.37%
------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2010 ANNUAL REPORT  15

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------

                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 MAY 1, 2010   OCT. 31, 2010  THE PERIOD(a)  EXPENSE RATIO
------------------------------------------------------------------------------------------
Class R5
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,093.00        $ 5.84          1.12%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,019.35        $ 5.64          1.12%
------------------------------------------------------------------------------------------


(a) Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Oct. 31, 2010: +9.29% for Class A, +8.58% for Class B, +8.79% for Class C, +9.47% for Class I, +8.93% for Class R, +9.35% for Class R4 and +9.30% for Class R5.
(c) Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC) (the Investment Manager) and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2011, unless sooner terminated at the sole discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 2.27% for Class B and 1.77% for Class R. Any amounts waived will not be reimbursed by the Fund. This change is effective Jan. 1, 2011. Had this change been in place for the entire six month period ended Oct. 31, 2010, the actual expenses paid would have been $11.80 for Class B and $9.22 for Class R; the hypothetical expenses paid would have been $11.40 for Class B and $8.90 for Class R.


--------------------------------------------------------------------------------
16  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2010 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

OCT. 31, 2010
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (94.3%)(c)
ISSUER                                                 SHARES                VALUE(a)
AUSTRALIA (2.3%)
Billabong International Ltd.                            57,000(d)            $453,910
Cochlear Ltd.                                            8,150                566,947
Hastie Group Ltd.                                      295,132                448,077
SAI Global Ltd.                                        186,525                800,231
Seek Ltd.                                               15,600                110,476
UGL Ltd.                                                64,376                929,450
                                                                      ---------------
Total                                                                       3,309,091
-------------------------------------------------------------------------------------

BELGIUM (0.5%)
Eurofins Scientific                                     12,000                742,954
-------------------------------------------------------------------------------------

BERMUDA (0.3%)
Textainer Group Holdings Ltd.                           14,495                376,580
-------------------------------------------------------------------------------------

BRAZIL (3.8%)
Localiza Rent a Car SA                                 125,100              2,072,972
Mills Estruturas e Servicos de Engenharia SA            77,800(b)             941,129
MRV Engenharia e Participacoes SA                       79,157                771,161
Natura Cosmeticos SA                                    30,100                861,114
PDG Realty SA Empreendimentos e Participacoes           65,980                817,564
                                                                      ---------------
Total                                                                       5,463,940
-------------------------------------------------------------------------------------

CANADA (4.9%)
AG Growth International, Inc.                           14,042                569,996
Baytex Energy Trust Unit                                18,800                700,460
Black Diamond Group Ltd.                                10,300                186,630
Bowood Energy, Inc.                                     95,000(b)              37,259
CCL Industries, Inc., Class B                           33,777                990,227
DeeThree Exploration Ltd.                               36,000(b)             132,366
Eacom Timber Corp.                                     266,893(b)             175,329
Eldorado Gold Corp.                                     19,808                335,410
Guyana Goldfields, Inc.                                 28,900(b)             313,681
Horizon North Logistics, Inc.                           48,300(b)             113,185
Ivanhoe Mines Ltd.                                      35,036(b)             841,021
Madalena Ventures, Inc.                                140,000(b)              87,852
Pan Orient Energy Corp.                                 31,600(b)             228,658
Ritchie Bros Auctioneers, Inc.                          15,450(d)             327,231
ShawCor Ltd., Class A                                   43,650              1,343,011
Tahoe Resources, Inc.                                   54,500(b)             534,366
Tesco Corp.                                              6,919(b)              87,595
Value Creation, Inc.                                    58,000(b,f,g)          56,868
Westfire Energy Ltd.                                     1,100(b)               6,180
                                                                      ---------------
Total                                                                       7,067,325
-------------------------------------------------------------------------------------

CHILE (0.8%)
Sociedad Quimica y Minera de Chile SA, ADR              21,999              1,139,549
-------------------------------------------------------------------------------------

CHINA (4.9%)
China Communications Services Corp., Ltd.,
 Series H                                            1,076,700                627,878
China Yurun Food Group Ltd.                            280,700              1,091,873
Jiangsu Expressway Co., Ltd., Series H                 953,000              1,155,748
Mindray Medical International Ltd., ADR                 28,350(d)             821,583
New Oriental Education & Technology Group,
 ADR                                                     7,350(b)             789,169
Shandong Weigao Group Medical Polymer Co.,
 Ltd., Series H                                        359,390                952,840
Sino-Ocean Land Holdings Ltd.                          482,500(d)             332,415


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2010 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
CHINA (CONT.)
Zhaojin Mining Industry Co., Ltd., Series H            415,771             $1,292,747
                                                                      ---------------
Total                                                                       7,064,253
-------------------------------------------------------------------------------------

CZECH REPUBLIC (0.5%)
Komercni Banka AS                                        3,146                714,818
-------------------------------------------------------------------------------------

DENMARK (0.9%)
Novozymes A/S, Series B                                  7,811              1,040,650
SimCorp A/S                                              1,800                312,360
                                                                      ---------------
Total                                                                       1,353,010
-------------------------------------------------------------------------------------

EGYPT (--%)
Paints & Chemical Industry Co.                           1,082                  9,278
-------------------------------------------------------------------------------------

FINLAND (1.0%)
Poyry OYJ                                               45,591                554,385
Stockmann OYJ Abp, Series B                             25,513                904,444
                                                                      ---------------
Total                                                                       1,458,829
-------------------------------------------------------------------------------------

FRANCE (4.0%)
Gemalto NV                                              10,000                455,234
Hi-Media SA                                             47,400(b,d)           233,455
Mersen                                                  12,000                525,912
Neopost SA                                              17,000              1,411,794
Norbert Dentressangle SA                                 3,985                324,898
Pierre & Vacances                                        8,400(d)             611,343
Rubis                                                    7,100                786,604
Saft Groupe SA                                          23,000                878,397
Teleperformance                                         18,000                567,484
                                                                      ---------------
Total                                                                       5,795,121
-------------------------------------------------------------------------------------

GERMANY (3.7%)
CTS Eventim AG                                          16,083                907,582
Deutsche Beteiligungs AG                                 7,600                219,831
ElringKlinger AG                                        13,400                446,417
Rational AG                                              2,802                626,087
Rheinmetall AG                                           8,000                576,109
Rhoen Klinikum AG                                       31,910                745,859
Vossloh AG                                               7,750                902,502
Wirecard AG                                             55,000                821,076
                                                                      ---------------
Total                                                                       5,245,463
-------------------------------------------------------------------------------------

GREECE (0.5%)
Intralot SA-Integrated Lottery Systems &
 Services                                              165,200                721,707
-------------------------------------------------------------------------------------

HONG KONG (3.6%)
China Green Holdings Ltd.                              855,000                876,951
Hong Kong Exchanges and Clearing Ltd.                   48,000              1,056,484
Lifestyle International Holdings Ltd.                  575,100              1,334,060
Melco Crown Entertainment Ltd., ADR                    129,760(b)             813,595
REXLot Holdings Ltd.                                 5,450,400                506,294
Wasion Group Holdings Ltd.                             750,900                546,391
                                                                      ---------------
Total                                                                       5,133,775
-------------------------------------------------------------------------------------

INDIA (4.3%)
Asian Paints Ltd.                                       14,452                874,358
Educomp Solutions Ltd.                                  31,000                384,107
Housing Development Finance Corp.                       30,000                464,401
Infrastructure Development Finance Co., Ltd.            99,000                445,806
Jain Irrigation Systems Ltd.                           163,245                852,512
Mundra Port and Special Economic Zone Ltd.             124,000                423,986
Patel Engineering Ltd.                                  56,800                465,651
REI Agro Ltd.                                          705,000                431,649
S Kumars Nationwide Ltd.                               243,100(b)             442,970
Shriram Transport Finance Co., Ltd.                     68,950              1,367,980
                                                                      ---------------
Total                                                                       6,153,420
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

IRELAND (1.1%)
Paddy Power PLC                                         14,700               $593,111
United Drug PLC                                        318,100              1,009,066
                                                                      ---------------
Total                                                                       1,602,177
-------------------------------------------------------------------------------------

ISRAEL (0.8%)
Israel Chemicals Ltd.                                   73,749              1,127,726
-------------------------------------------------------------------------------------

ITALY (2.6%)
Ansaldo STS SpA                                         55,000                757,946
CIR -- Compagnie Industriali Riunite SpA               196,000(b)             445,311
Credito Emiliano SpA                                   111,900                795,558
Terna Rete Elettrica Nazionale SpA                     195,800                903,061
Tod's SpA                                                8,700                843,308
                                                                      ---------------
Total                                                                       3,745,184
-------------------------------------------------------------------------------------

JAPAN (16.3%)
Advance Residence Investment Corp.                         714(b)           1,242,203
Aeon Delight Co., Ltd.                                  48,700                905,371
Aeon Mall Co., Ltd.                                     20,600                483,320
Ain Pharmaciez, Inc.                                    18,300                603,784
As One Corp.                                               800                 14,664
Asahi Diamond Industrial Co., Ltd.                      23,000                405,866
Asics Corp.                                             48,600                524,834
Benesse Holdings, Inc.                                  10,603                509,266
Daiseki Co., Ltd.                                       31,800                602,647
Fukuoka REIT Co.                                            87                583,820
Glory Ltd.                                              25,400                560,271
Gree, Inc.                                              32,500                410,340
Hamamatsu Photonics KK                                  18,400                594,965
Hoshizaki Electric Co., Ltd.                            34,300                676,025
Ibiden Co., Ltd.                                        18,400                453,197
Icom, Inc.                                              18,370                494,463
Japan Airport Terminal Co., Ltd.                        26,000                426,494
Jupiter Telecommunications Co., Ltd.                       623                674,329
Kakaku.com, Inc.                                            75                362,557
Kamigumi Co., Ltd.                                      85,200                665,973
Kansai Paint Co., Ltd.                                 193,900              1,809,606
Kintetsu World Express, Inc.                            22,200                516,446
Makita Corp.                                            13,398                471,186
Miura Co., Ltd.                                         13,300                301,304
Nakanishi, Inc.                                          7,100                763,204
Nippon Accommodations Fund, Inc.                            80                476,699
Nippon Sheet Glass Co., Ltd.                           193,000                424,518
Olympus Corp.                                           20,760                544,347
Orix JREIT, Inc.                                           163                873,033
Osaka Securities Exchange Co., Ltd.                        130                654,281
Pigeon Corp.                                            11,400                339,436
Rohto Pharmaceutical Co., Ltd.                          38,900                481,960
Seven Bank Ltd.                                            469                844,514
Start Today Co., Ltd.                                      213                662,531
Suruga Bank Ltd.                                        39,400                355,467
Tamron Co., Ltd.                                        21,400                423,107
Torishima Pump Manufacturing Co., Ltd.                  26,200                432,054
Tsumura & Co.                                           20,500                630,769
Ushio, Inc.                                             21,600                359,955
Wacom Co., Ltd.                                            548(d)             627,881
Zenrin Co., Ltd.                                         3,600                 37,177
                                                                      ---------------
Total                                                                      23,223,864
-------------------------------------------------------------------------------------

LUXEMBOURG (0.5%)
L'Occitane International SA                            232,900(b)             685,088
-------------------------------------------------------------------------------------

MALAYSIA (0.1%)
PureCircle Ltd.                                         96,900(b)             201,829
-------------------------------------------------------------------------------------

MEXICO (0.8%)
Grupo Aeroportuario del Sureste SAB de CV,
 ADR                                                    14,200                715,680
Urbi Desarrollos Urbanos SAB de CV                     177,400(b)             376,588
                                                                      ---------------
Total                                                                       1,092,268
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2010 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

MONGOLIA (0.6%)
Mongolian Mining Corp.                                 789,700(b)            $854,804
-------------------------------------------------------------------------------------

NETHERLANDS (6.4%)
Aalberts Industries NV                                  58,930              1,076,110
Arcadis NV                                              31,823                709,291
Core Laboratories NV                                     5,346(d)             415,758
Fugro NV-CVA                                            19,450              1,375,501
Imtech NV                                               49,065              1,647,897
Koninklijke Vopak NV                                    26,547              1,327,439
Ten Cate NV                                             31,656              1,045,140
Unit 4 NV                                               38,352              1,149,357
USG People NV                                           25,478(b)             473,048
                                                                      ---------------
Total                                                                       9,219,541
-------------------------------------------------------------------------------------

NORWAY (0.1%)
Atea ASA                                                 8,900                 75,238
-------------------------------------------------------------------------------------

PORTUGAL (0.8%)
Banco Comercial Portugues SA, Series R                 423,146                385,025
REN -- Redes Energeticas Nacionais SA                  184,600                693,195
                                                                      ---------------
Total                                                                       1,078,220
-------------------------------------------------------------------------------------

SINGAPORE (4.6%)
Ascendas Real Estate Investment Trust                  519,000                826,293
CDL Hospitality Trusts                                 587,000                970,848
Goodpack Ltd.                                          225,500                355,530
Mapletree Logistics Trust                            1,916,498(d)           1,333,061
Olam International Ltd.                                944,300              2,284,303
Singapore Exchange Ltd.                                127,600(d)             867,826
                                                                      ---------------
Total                                                                       6,637,861
-------------------------------------------------------------------------------------

SOUTH AFRICA (2.9%)
Mr Price Group Ltd.                                    117,399              1,068,011
Naspers Ltd., Series N                                  41,950              2,205,017
Northam Platinum Ltd.                                  125,900(d)             871,694
                                                                      ---------------
Total                                                                       4,144,722
-------------------------------------------------------------------------------------

SOUTH KOREA (2.5%)
MegaStudy Co., Ltd.                                      4,065                715,389
Mirae Asset Securities Co., Ltd.                         9,603                502,735
NHN Corp.                                                7,250(b)           1,285,575
Taewoong Co., Ltd.                                       3,800                189,818
Woongjin Coway Co., Ltd.                                23,990                871,042
                                                                      ---------------
Total                                                                       3,564,559
-------------------------------------------------------------------------------------

SPAIN (0.5%)
Red Electrica Corp. SA                                  14,700                738,219
-------------------------------------------------------------------------------------

SWEDEN (2.3%)
East Capital Explorer AB                                24,500(b)             271,399
Hexagon AB, Series B                                    95,795(d)           1,948,825
Orc Software AB                                         15,000(d)             252,612
Sweco AB, Series B                                     102,613                875,564
                                                                      ---------------
Total                                                                       3,348,400
-------------------------------------------------------------------------------------

SWITZERLAND (3.2%)
Aryzta AG                                                6,750                295,356
Bank Sarasin & Cie AG, Series B                         19,240                703,759
Geberit AG                                               4,693                898,832
Kuehne & Nagel International AG                          8,274              1,023,111
Partners Group Holding AG                                4,800                877,871
Sika AG                                                    398                788,559
                                                                      ---------------
Total                                                                       4,587,488
-------------------------------------------------------------------------------------

TAIWAN (2.3%)
Everlight Electronics Co., Ltd.                        357,300                987,281
Formosa International Hotels Corp.                      40,788                662,104
Simplo Technology Co., Ltd.                            183,700              1,175,987
Yuanta Financial Holding Co., Ltd.                     700,500                440,429
                                                                      ---------------
Total                                                                       3,265,801
-------------------------------------------------------------------------------------

THAILAND (0.1%)
LPN Development PCL                                    454,000                176,252
-------------------------------------------------------------------------------------

UNITED KINGDOM (6.6%)
Abcam PLC                                               17,161                472,920
Archipelago Resources PLC                              576,200(b)             380,815
Chemring Group PLC                                      22,823              1,096,279


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
UNITED KINGDOM (CONT.)
Cobham PLC                                             230,246               $854,372
Intertek Group PLC                                      51,004              1,515,879
Jardine Lloyd Thompson Group PLC                         6,000                 56,910
Micro Focus International PLC                           71,487                437,300
Petropavlovsk PLC                                       51,000                791,382
Premier Oil PLC                                          8,000(b)             215,464
Rotork PLC                                              15,511                416,266
RPS Group PLC                                          104,721                344,628
Serco Group PLC                                        170,886              1,681,092
Smith & Nephew PLC                                      28,389                249,712
Tullow Oil PLC                                          15,600                296,182
Workspace Group PLC                                  1,586,000                603,509
                                                                      ---------------
Total                                                                       9,412,710
-------------------------------------------------------------------------------------

UNITED STATES (3.2%)
Alexion Pharmaceuticals, Inc.                           10,951(b)             747,953
Atwood Oceanics, Inc.                                   34,176(b)           1,111,061
BioMarin Pharmaceutical, Inc.                           19,381(b)             507,007
Bristow Group, Inc.                                      8,880(b)             344,366
Central European Distribution Corp.                     23,159(b)             578,280
FMC Technologies, Inc.                                   7,709(b)             555,819
World Fuel Services Corp.                               24,533                692,567
                                                                      ---------------
Total                                                                       4,537,053
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $118,258,487)                                                     $135,068,117
-------------------------------------------------------------------------------------



PREFERRED STOCKS (1.1%)
ISSUER                                                 SHARES                VALUE(a)
BRAZIL (1.0%)
Suzano Papel e Celulose SA                             146,418(c)          $1,378,163
-------------------------------------------------------------------------------------

UNITED STATES (0.1%)
Grubb & Ellis Co. 12.000% Convertible                    2,200                176,000
-------------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
(Cost: $1,661,482)                                                         $1,554,163
-------------------------------------------------------------------------------------



WARRANTS (--%)
ISSUER                                                 SHARES                VALUE(a)
UNITED KINGDOM (--%)
Titanium Asset Management Corp.                         95,000(b,c,e,f,g)         $--
-------------------------------------------------------------------------------------

UNITED STATES (--%)
Rentech, Inc.                                            7,000(b,f)               545
-------------------------------------------------------------------------------------
TOTAL WARRANTS
(Cost: $--)                                                                      $545
-------------------------------------------------------------------------------------



MONEY MARKET FUND (4.7%)
                                                       SHARES                VALUE(a)
Columbia Short-Term
 Cash Fund, 0.241%                                   6,778,059(h)          $6,778,059
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $6,778,059)                                                         $6,778,059
-------------------------------------------------------------------------------------




INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN (3.8%)
                                   EFFECTIVE         PRINCIPAL
ISSUER                               YIELD             AMOUNT                VALUE(a)
REPURCHASE AGREEMENTS(I)
Deutsche Bank AG
 dated 10-29-10, matures 11-01-10,
 repurchase price
 $5,448,705                          0.230%          $5,448,600            $5,448,600
-------------------------------------------------------------------------------------

TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $5,448,600)                                                         $5,448,600
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $132,146,628)(j)                                                  $148,849,484
=====================================================================================





                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2010 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

SUMMARY OF INVESTMENTS IN SECURITIES BY INDUSTRY

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at Oct. 31, 2010:

                                          PERCENTAGE OF
INDUSTRY                                    NET ASSETS       VALUE(a)
-----------------------------------------------------------------------
Aerospace & Defense                            1.4%          $1,950,651
Air Freight & Logistics                        0.8            1,196,874
Auto Components                                0.3              446,417
Beverages                                      0.4              578,280
Biotechnology                                  1.2            1,727,880
Building Products                              1.2            1,771,427
Capital Markets                                2.1            3,072,892
Chemicals                                      4.8            6,789,726
Commercial Banks                               2.2            3,095,382
Commercial Services & Supplies                 2.9            4,160,784
Communications Equipment                       0.3              494,463
Computers & Peripherals                        1.6            2,259,102
Construction & Engineering                     3.2            4,627,853
Consumer Finance                               1.0            1,367,980
Containers & Packaging                         0.7              990,227
Diversified Consumer Services                  1.7            2,397,931
Diversified Financial Services                 2.1            3,024,397
Diversified Telecommunication Services         0.4              627,878
Electric Utilities                             1.1            1,641,280
Electrical Equipment                           1.2            1,764,264
Electronic Equipment, Instruments &
  Components                                   1.8            2,581,834
Energy Equipment & Services                    3.8            5,233,111
Food & Staples Retailing                       2.0            2,888,087
Food Products                                  2.0            2,897,658
Gas Utilities                                  0.5              786,604
Health Care Equipment & Supplies               2.7            3,898,633
Health Care Providers & Services               1.2            1,769,589
Hotels, Restaurants & Leisure                  2.7            3,908,154
Household Durables                             2.0            2,836,355
Household Products                             0.2              339,436
Industrial Conglomerates                       0.7            1,021,420
Insurance                                      0.0*              56,910
Internet & Catalog Retail                      0.5              662,531
Internet Software & Services                   1.4            2,058,472
IT Services                                    0.6              896,314
Leisure Equipment & Products                   0.3              423,107
Life Sciences Tools & Services                 0.5              742,954
Machinery                                      7.3           10,283,626
Marine                                         0.7            1,023,111
Media                                          2.8            4,057,560
Metals & Mining                                3.8            5,361,116
Multiline Retail                               1.6            2,238,504


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
22  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS IN SECURITIES
BY INDUSTRY (CONTINUED)


                                          PERCENTAGE OF
INDUSTRY                                    NET ASSETS       VALUE(a)
-----------------------------------------------------------------------
Multi-Utilities                                0.5%            $693,195
Office Electronics                             1.0            1,411,794
Oil, Gas & Consumable Fuels                    1.7            2,397,533
Paper                                          1.0            1,378,163
Personal Products                              0.6              861,114
Pharmaceuticals                                0.8            1,112,729
Professional Services                          2.8            4,021,503
Real Estate Investment Trusts (REITs)          4.9            6,909,466
Real Estate Management & Development           0.8            1,167,987
Road & Rail                                    1.4            2,072,972
Software                                       1.5            2,151,629
Specialty Retail                               1.2            1,753,099
Textiles, Apparel & Luxury Goods               2.3            3,310,162
Thrifts & Mortgage Finance                     0.3              464,401
Trading Companies & Distributors               1.0            1,493,038
Transportation Infrastructure                  3.9            5,473,266
Other(1)                                       8.5           12,226,659
-----------------------------------------------------------------------
Total                                                      $148,849,484
-----------------------------------------------------------------------




*   Rounds to less than 0.1%.
(1) Cash & Cash Equivalents.

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

INVESTMENTS IN DERIVATIVES

 FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS OPEN AT OCT. 31, 2010



                         EXCHANGE     CURRENCY TO  CURRENCY TO   UNREALIZED    UNREALIZED
COUNTERPARTY               DATE      BE DELIVERED  BE RECEIVED  APPRECIATION  DEPRECIATION
------------------------------------------------------------------------------------------
Morgan Stanley         Nov. 1, 2010    1,436,898      17,581          $--            $(275)
                                            (JPY)       (USD)
------------------------------------------------------------------------------------------

Morgan Stanley         Nov. 1, 2010        9,165       6,645           80               --
                                            (USD)       (EUR)
------------------------------------------------------------------------------------------

Morgan Stanley         Nov. 1, 2010        1,621      10,964           20               --
                                            (USD)       (SEK)
------------------------------------------------------------------------------------------

BNY Brokerage, Inc.    Nov. 2, 2010      958,751      11,809           --             (106)
                                            (JPY)       (USD)
------------------------------------------------------------------------------------------

Morgan Stanley         Nov. 2, 2010       28,497      20,460           --              (31)
                                            (USD)       (EUR)
------------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2010 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

 FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS OPEN AT OCT.
31, 2010 (CONTINUED)



                         EXCHANGE     CURRENCY TO  CURRENCY TO   UNREALIZED    UNREALIZED
COUNTERPARTY               DATE      BE DELIVERED  BE RECEIVED  APPRECIATION  DEPRECIATION
------------------------------------------------------------------------------------------
Morgan Stanley         Nov. 2, 2010       56,533      35,495         $337              $--
                                            (USD)       (GBP)
------------------------------------------------------------------------------------------

Morgan Stanley         Nov. 2, 2010        1,624      10,912           10               --
                                            (USD)       (SEK)
------------------------------------------------------------------------------------------

Morgan Stanley         Nov. 3, 2010        4,832       3,014           --               (3)
                                            (USD)       (GBP)
------------------------------------------------------------------------------------------

Morgan Stanley         Nov. 3, 2010        2,027      14,332           21               --
                                            (USD)       (ZAR)
------------------------------------------------------------------------------------------

BNY Brokerage, Inc.    Nov. 4, 2010    1,038,078      12,860           --              (40)
                                            (JPY)       (USD)
------------------------------------------------------------------------------------------

Morgan Stanley         Nov. 4, 2010        1,366       9,538           --               (3)
                                            (USD)       (ZAR)
------------------------------------------------------------------------------------------

State Street Bank &    Nov. 10 2010       88,711      91,000          495               --
Trust Company                               (USD)       (CAD)
------------------------------------------------------------------------------------------
Total                                                                $963            $(458)
------------------------------------------------------------------------------------------



NOTES TO PORTFOLIO OF INVESTMENTS



     ADR  -- American Depositary Receipt
     CAD  -- Canadian Dollar
     EUR  -- European Monetary Unit
     GBP  -- British Pound Sterling
     JPY  -- Japanese Yen
     SEK  -- Swedish Krona
     ZAR  -- South African Rand


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) At Oct. 31, 2010, security was partially or fully on loan. See Note 7 to the financial statements.

(e)  Negligible market value.

(f)  Identifies issues considered to be illiquid as to their marketability (see
     Note 2 to the financial statements). The aggregate value of such securities at Oct. 31, 2010 was $57,413,

--------------------------------------------------------------------------------
24  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------
     representing 0.04% of net assets. Information concerning such security holdings at Oct. 31, 2010 was as follows:

                                                ACQUISITION
     SECURITY                                      DATES                COST
     ------------------------------------------------------------------------
     Rentech, Inc.                               04-20-07                 $--
     Titanium Asset Management Corp.             06-13-07                  --
     Value Creation, Inc.                 08-10-06 thru 04-30-07      591,585


(g) Security valued by management at fair value according to procedures approved, in good faith, by the Board.

(h) Affiliated Money Market Fund -- See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at Oct. 31, 2010.

(i) The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

     DEUTSCHE BANK AG (0.230%)

     SECURITY DESCRIPTION                               VALUE(a)
     ------------------------------------------------------------
     Fannie Mae Pool                                   $5,557,572
     ------------------------------------------------------------
     Total market value of collateral securities       $5,557,572
     ------------------------------------------------------------


(j) At Oct. 31, 2010, the cost of securities for federal income tax purposes was $134,614,404 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $17,986,719
     Unrealized depreciation                          (3,751,639)
     -----------------------------------------------------------
     Net unrealized appreciation                     $14,235,080
     -----------------------------------------------------------







--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2010 ANNUAL REPORT  25

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as

--------------------------------------------------------------------------------
26  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Oct. 31, 2010:

                                                 FAIR VALUE AT OCT. 31, 2010
                             ------------------------------------------------------------------
                                   LEVEL 1            LEVEL 2
                                QUOTED PRICES          OTHER          LEVEL 3
                                  IN ACTIVE         SIGNIFICANT     SIGNIFICANT
                                 MARKETS FOR         OBSERVABLE    UNOBSERVABLE
DESCRIPTION(A)               IDENTICAL ASSETS(b)       INPUTS         INPUTS           TOTAL
-----------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks
    Capital Markets                $3,016,024               $--       $56,868        $3,072,892
    All Other Industries          131,995,225                --            --       131,995,225
  Preferred Stocks
    Real Estate
     Management &
     Development                           --           176,000            --           176,000
    All Other Industries            1,378,163                --            --         1,378,163
  Warrants
    Oil, Gas & Consumable
     Fuels                                 --               545            --               545
-----------------------------------------------------------------------------------------------
Total Equity Securities           136,389,412           176,545        56,868       136,622,825
-----------------------------------------------------------------------------------------------
Other
  Affiliated Money Market
    Fund(c)                         6,778,059                --            --         6,778,059
  Investments of Cash
    Collateral Received
    for Securities on
    Loan                                   --         5,448,600            --         5,448,600
-----------------------------------------------------------------------------------------------
Total Other                         6,778,059         5,448,600            --        12,226,659
-----------------------------------------------------------------------------------------------
Investments in Securities         143,167,471         5,625,145        56,868       148,849,484
Derivatives(d)
  Assets
    Forward Foreign
     Currency Exchange
     Contracts                             --               963            --               963
  Liabilities
    Forward Foreign
     Currency Exchange
     Contracts                             --              (458)           --              (458)
-----------------------------------------------------------------------------------------------
Total                            $143,167,471        $5,625,650       $56,868      $148,849,989
-----------------------------------------------------------------------------------------------


(a) See the Portfolio of Investments for all investment classifications not indicated in the table.


--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2010 ANNUAL REPORT  27

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

(b) Includes certain securities trading outside the U.S. whose values were adjusted at Oct. 31, 2009 as a result of significant market movements following the close of local trading, and were classified as Level 2. These values were not adjusted as of Oct. 31, 2010. Therefore, these investment securities were classified as Level 1 instead of Level 2 at Oct. 31, 2010. The amount of securities transferred out of Level 2 into Level 1 during the period was $25,957,051. Transfers between Levels 1 and 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

(c) Money market fund that is a sweep investment for cash balances in the Fund at Oct. 31, 2010.

(d)  Derivative instruments are valued at unrealized appreciation
     (depreciation).

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

                                                         COMMON STOCKS
     -----------------------------------------------------------------
     Balance as of Oct. 31, 2009                                  $-
       Accrued discounts/premiums                                  -
       Realized gain (loss)                                        -
       Change in unrealized appreciation
         (depreciation)*                                    (534,717)
       Sales                                                       -
       Purchases                                             591,585
       Transfers into Level 3                                      -
       Transfers out of Level 3                                    -
     -----------------------------------------------------------------
     Balance as of Oct. 31, 2010                             $56,868
     -----------------------------------------------------------------


* Change in unrealized appreciation (depreciation) relating to securities held at Oct. 31, 2010 was $(534,717).

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.



--------------------------------------------------------------------------------
28  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2010 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
OCT. 31, 2010


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $119,919,969)                    $136,622,825
  Affiliated money market fund (identified cost $6,778,059)                  6,778,059
  Investments of cash collateral received for securities on loan
    (identified cost $5,448,600)                                             5,448,600
--------------------------------------------------------------------------------------
Total investments in securities (identified cost $132,146,628)             148,849,484
Foreign currency holdings (identified cost $540,830)                           554,248
Receivable from Investment Manager                                               6,787
Capital shares receivable                                                       33,227
Dividends and accrued interest receivable                                      320,291
Receivable for investment securities sold                                      166,697
Unrealized appreciation on forward foreign currency exchange contracts             963
--------------------------------------------------------------------------------------
Total assets                                                               149,931,697
--------------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                         665,188
Payable for investment securities purchased                                    271,712
Payable upon return of securities loaned                                     5,448,600
Unrealized depreciation on forward foreign currency exchange contracts             458
Accrued investment management services fees                                      4,396
Accrued distribution fees                                                          818
Accrued transfer agency fees                                                     4,538
Accrued administrative services fees                                               314
Accrued plan administration services fees                                            3
Other accrued expenses                                                         261,419
--------------------------------------------------------------------------------------
Total liabilities                                                            6,657,446
--------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                        $143,274,251
--------------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                           $    235,351
Additional paid-in capital                                                 208,257,034
Undistributed net investment income                                          1,583,453
Accumulated net realized gain (loss)                                       (83,530,916)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies        16,729,329
--------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock  $143,274,251
--------------------------------------------------------------------------------------
*Value of securities on loan                                              $  5,294,891
--------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2010 ANNUAL REPORT  29

STATEMENT OF ASSETS AND LIABILITIES (continued) -------------------------------- OCT. 31, 2010

NET ASSET VALUE PER SHARE
                  NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A          $74,193,979           12,132,556                       $6.12(1)
Class B          $ 4,602,545              790,626                       $5.82
Class C          $22,904,177            3,937,917                       $5.82
Class I          $38,219,477            6,128,848                       $6.24
Class R          $ 1,902,958              311,833                       $6.10
Class R4         $   501,710               80,956                       $6.20
Class R5         $   949,405              152,401                       $6.23
-----------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $6.49. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
30  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2010 ANNUAL REPORT

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED OCT. 31, 2010


INVESTMENT INCOME
Income:
Dividends                                                          $ 2,553,971
Interest                                                                   173
Income distributions from affiliated money market fund                  11,952
Income from securities lending -- net                                   92,226
Foreign taxes withheld                                                (263,829)
------------------------------------------------------------------------------
Total income                                                         2,394,493
------------------------------------------------------------------------------
Expenses:
Investment management services fees                                  1,149,239
Distribution fees
  Class A                                                              129,899
  Class B                                                               46,346
  Class C                                                              131,749
  Class R                                                                4,909
Transfer agency fees
  Class A                                                              210,289
  Class B                                                               20,256
  Class C                                                               54,537
  Class R                                                                  945
  Class R4                                                                 221
  Class R5                                                                 276
Administrative services fees                                            84,486
Plan administration services fees
  Class R                                                                1,754
  Class R4                                                               1,128
Compensation of board members                                            3,173
Custodian fees                                                         297,776
Printing and postage                                                    90,680
Registration fees                                                       68,476
Professional fees                                                       35,513
Foreign transaction tax                                                203,150
Other                                                                   11,571
------------------------------------------------------------------------------
Total expenses                                                       2,546,373
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                        (900,339)
------------------------------------------------------------------------------
Total net expenses                                                   1,646,034
------------------------------------------------------------------------------
Investment income (loss) -- net                                        748,459
------------------------------------------------------------------------------



--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2010 ANNUAL REPORT  31

STATEMENT OF OPERATIONS (continued)  -------------------------------------------
YEAR ENDED OCT. 31, 2010

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                            $10,154,662
  Foreign currency transactions                                       (160,921)
------------------------------------------------------------------------------
Net realized gain (loss) on investments                              9,993,741
Net change in unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in foreign
  currencies                                                         8,637,595
------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies               18,631,336
------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $19,379,795
------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
32  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2010 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS  -------------------------------------------


YEAR ENDED OCT. 31,                                                   2010          2009
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                               $    748,459  $    381,329
Net realized gain (loss) on investments                          9,993,741   (19,453,985)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities
  in foreign currencies                                          8,637,595    33,408,563
----------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                    19,379,795    14,335,907
----------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                        (19,531)           --
    Class I                                                       (134,655)           --
----------------------------------------------------------------------------------------
Total distributions                                               (154,186)           --
----------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                 3,721,881     2,350,055
  Class B shares                                                   225,432       300,334
  Class C shares                                                   683,099        91,887
  Class I shares                                                 2,429,980    17,528,630
  Class R shares                                                   425,978           N/A
  Class R4 shares                                                  149,814       233,945
  Class R5 shares                                                    2,500           N/A
Fund merger (Note 10)
  Class A shares                                                48,378,344           N/A
  Class B shares                                                 1,774,191           N/A
  Class C shares                                                23,038,679           N/A
  Class R shares                                                 1,588,557           N/A
  Class R5 shares                                                  850,128           N/A
Reinvestment of distributions at net asset value
  Class A shares                                                    19,024            --
  Class I shares                                                   134,627            --
Conversions from Class B to Class A
  Class A shares                                                   821,528       644,457
  Class B shares                                                  (821,528)     (644,457)
Payments for redemptions
  Class A shares                                               (13,331,001)  (11,161,977)
  Class B shares                                                (1,450,526)   (1,623,318)
  Class C shares                                                (3,529,257)     (163,257)
  Class I shares                                                (2,267,750)   (7,063,636)
  Class R shares                                                  (303,721)          N/A
  Class R4 shares                                                 (131,887)   (1,523,020)
----------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
  transactions                                                  62,408,092    (1,030,357)
----------------------------------------------------------------------------------------
Total increase (decrease) in net assets                         81,633,701    13,305,550
Net assets at beginning of year                                 61,640,550    48,335,000
----------------------------------------------------------------------------------------
Net assets at end of year                                     $143,274,251  $ 61,640,550
----------------------------------------------------------------------------------------
Undistributed (excess of distributions over) net investment
  income                                                      $  1,583,453  $   (211,858)
----------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2010 ANNUAL REPORT  33

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2007 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

                                                                     YEAR ENDED OCT. 31,
CLASS A                                            -------------------------------------------------------
PER SHARE DATA                                      2010        2009         2008        2007        2006
Net asset value, beginning of period                $5.08       $3.82       $10.29       $9.35       $8.81
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .04         .03          .04         .02         .02
Net gains (losses) (both realized and
 unrealized)                                         1.00        1.23        (5.43)       2.92        1.58
----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.04        1.26        (5.39)       2.94        1.60
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.00)(a)      --         (.16)       (.13)       (.09)
Distributions from realized gains                      --          --         (.92)      (1.87)       (.97)
Tax return of capital                                  --          --         (.00)(a)      --          --
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.00)         --        (1.08)      (2.00)      (1.06)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.12       $5.08        $3.82      $10.29       $9.35
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       20.57%      32.98%      (57.59%)     37.16%      19.71%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               2.50%       2.46%        1.97%       1.90%       1.83%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c)                            1.57%       1.66%        1.72%       1.82%       1.81%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .75%        .66%         .60%        .22%        .25%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $74         $25          $27         $91         $67
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               77%        174%          87%         96%        157%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
34  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS B                                            -------------------------------------------------------
PER SHARE DATA                                      2010        2009         2008        2007        2006
Net asset value, beginning of period                $4.87       $3.69        $9.96       $9.11       $8.60
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.01)        .00(a)      (.01)       (.05)         --
Net gains (losses) (both realized and
 unrealized)                                          .96        1.18        (5.26)       2.83        1.51
----------------------------------------------------------------------------------------------------------
Total from investment operations                      .95        1.18        (5.27)       2.78        1.51
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --          --         (.08)       (.06)       (.03)
Distributions from realized gains                      --          --         (.92)      (1.87)       (.97)
Tax return of capital                                  --          --         (.00)(a)      --          --
----------------------------------------------------------------------------------------------------------
Total distributions                                    --          --        (1.00)      (1.93)      (1.00)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $5.82       $4.87        $3.69       $9.96       $9.11
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       19.51%      31.98%      (57.91%)     35.94%      18.92%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               3.25%       3.24%        2.73%       2.65%       2.60%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c)                            2.37%       2.43%        2.48%       2.58%       2.58%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.17%)      (.08%)       (.19%)      (.54%)      (.50%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $5          $4           $5         $19         $17
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               77%        174%          87%         96%        157%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2010 ANNUAL REPORT  35

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS C                                            -------------------------------------------------------
PER SHARE DATA                                      2010        2009         2008        2007        2006
Net asset value, beginning of period                $4.87       $3.69        $9.97       $9.12       $8.62
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .01         .00(a)      (.01)       (.05)         --
Net gains (losses) (both realized and
 unrealized)                                          .94        1.18        (5.25)       2.84        1.51
----------------------------------------------------------------------------------------------------------
Total from investment operations                      .95        1.18        (5.26)       2.79        1.51
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --          --         (.10)       (.07)       (.04)
Distributions from realized gains                      --          --         (.92)      (1.87)       (.97)
Tax return of capital                                  --          --         (.00)(a)      --          --
----------------------------------------------------------------------------------------------------------
Total distributions                                    --          --        (1.02)      (1.94)      (1.01)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $5.82       $4.87        $3.69       $9.97       $9.12
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       19.51%      31.98%      (57.87%)     36.02%      18.90%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               3.28%       3.24%        2.73%       2.66%       2.61%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c)                            2.31%       2.42%        2.48%       2.58%       2.59%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .22%       (.10%)       (.18%)      (.54%)      (.56%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $23        $ --         $ --          $1          $1
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               77%        174%          87%         96%        157%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
36  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS I                                            -------------------------------------------------------
PER SHARE DATA                                      2010        2009         2008        2007        2006
Net asset value, beginning of period                $5.18       $3.87       $10.41       $9.46       $8.89
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .05         .05          .08         .06         .06
Net gains (losses) (both realized and
 unrealized)                                         1.03        1.26        (5.51)       2.94        1.61
----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.08        1.31        (5.43)       3.00        1.67
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.02)         --         (.19)       (.18)       (.13)
Distributions from realized gains                      --          --         (.92)      (1.87)       (.97)
Tax return of capital                                  --          --         (.00)(a)      --          --
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.02)         --        (1.11)      (2.05)      (1.10)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.24       $5.18        $3.87      $10.41       $9.46
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       20.97%      33.85%      (57.42%)     37.59%      20.41%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               1.83%       1.67%        1.45%       1.46%       1.34%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c)                            1.14%       1.21%        1.30%       1.46%       1.34%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .96%       1.11%        1.17%        .66%        .70%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $38         $31          $14         $26         $15
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               77%        174%          87%         96%        157%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2010 ANNUAL REPORT  37

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                   YEAR ENDED
CLASS R*                                            OCT. 31,
PER SHARE DATA                                       2010(d)
Net asset value, beginning of period                  $5.44
-------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            .02
Net gains (losses) (both realized and
 unrealized)                                            .64
-------------------------------------------------------------
Total from investment operations                        .66
-------------------------------------------------------------
Net asset value, end of period                        $6.10
-------------------------------------------------------------
TOTAL RETURN                                         12.13%
-------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense waiver/
 reimbursement                                        2.66%(e)
-------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c)                              1.87%(e)
-------------------------------------------------------------
Net investment income (loss)                           .59%(e)
-------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                  $2
-------------------------------------------------------------
Portfolio turnover rate                                 77%
-------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
38  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS R4                                           -------------------------------------------------------
PER SHARE DATA                                      2010        2009         2008        2007        2006
Net asset value, beginning of period                $5.14       $3.86       $10.36       $9.41       $8.85
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .04         .05          .08         .04         .04
Net gains (losses) (both realized and
 unrealized)                                         1.02        1.23        (5.47)       2.93        1.60
----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.06        1.28        (5.39)       2.97        1.64
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --          --         (.19)       (.15)       (.11)
Distributions from realized gains                      --          --         (.92)      (1.87)       (.97)
Tax return of capital                                  --          --         (.00)(a)      --          --
----------------------------------------------------------------------------------------------------------
Total distributions                                    --          --        (1.11)      (2.02)      (1.08)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.20       $5.14        $3.86      $10.36       $9.41
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       20.62%      33.16%      (57.32%)     37.28%      20.03%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               2.12%       2.01%        2.07%       1.73%       1.62%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c)                            1.44%       1.51%        1.42%       1.66%       1.62%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .68%       1.18%        1.46%        .39%        .50%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $1        $ --           $1        $ --       $ --
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               77%        174%          87%         96%        157%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2010 ANNUAL REPORT  39

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                   YEAR ENDED
CLASS R5                                            OCT. 31,
PER SHARE DATA                                       2010(d)
Net asset value, beginning of period                  $5.53
-------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            .05
Net gains (losses) (both realized and
 unrealized)                                            .65
-------------------------------------------------------------
Total from investment operations                        .70
-------------------------------------------------------------
Net asset value, end of period                        $6.23
-------------------------------------------------------------
TOTAL RETURN                                         12.66%
-------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense waiver/
 reimbursement                                        1.96%(e)
-------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c)                              1.15%(e)
-------------------------------------------------------------
Net investment income (loss)                          1.35%(e)
-------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                  $1
-------------------------------------------------------------
Portfolio turnover rate                                 77%
-------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
*   Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.
(a) Rounds to less than $0.01 per share.
(b) Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c) The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(d) For the period from March 15, 2010 (when shares became available) to Oct. 31, 2010.
(e) Annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
40  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2010 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS  -------------------------------------------------

1. ORGANIZATION

RiverSource Partners International Small Cap Fund (the Fund) is a series of RiverSource International Managers Series, Inc. (the Corporation) and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Corporation has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Corporation's Board of Directors (the Board).

The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4 and Class R5 shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. Effective Sept. 7, 2010, the Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except that (i) dividend and/or capital gain distributions may continue to be reinvested in Class B shares of the Fund and (ii) shareholders invested in Class B shares of the Fund may exchange those shares for Class B shares of other Columbia, RiverSource, Seligman and Threadneedle funds offering such shares.

- Class C shares may be subject to a CDSC on shares redeemed within one year of purchase.

- Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

- Class R shares are offered without a front-end sales charge or CDSC to qualifying institutional investors. Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.

- Class R4 shares are not subject to sales charges, however, this class is closed to new investors and to accounts with zero balances effective Dec. 13, 2010.

- Class R5 shares are not subject to sales charges, however, this class is closed to new investors effective Dec. 31, 2010.


--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2010 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------

At Oct. 31, 2010, Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC) (the Investment Manager) and affiliated funds-of-funds owned 100% of Class I shares. At Oct. 31, 2010, the Investment Manager and affiliated funds-of-funds owned approximately 26% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price from the primary exchange. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on

--------------------------------------------------------------------------------
42  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2010, foreign currency holdings consisted of multiple denominations, primarily Brazilian reais.

REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The market value of securities held as collateral for

--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2010 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------

repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

ILLIQUID SECURITIES
At Oct. 31, 2010, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Oct. 31, 2010 was $57,413 representing 0.04% of net assets. Certain illiquid securities may be valued, in good faith, by management at fair value according to procedures approved by the Board. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all tax returns filed for the last three years.

FOREIGN CAPITAL GAINS TAXES
Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund pays such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund

--------------------------------------------------------------------------------
44  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


at net asset value or payable in cash. Capital gains, when available, are normally distributed along with the income dividend.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. DERIVATIVE INSTRUMENTS

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the contract between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the

--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2010 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------

contract. The Fund utilized forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities.

The market values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT OCT. 31, 2010


                            ASSET DERIVATIVES                 LIABILITY DERIVATIVES
                     -------------------------------  -------------------------------------
                     STATEMENT OF ASSETS              STATEMENT OF ASSETS
RISK EXPOSURE          AND LIABILITIES                  AND LIABILITIES
CATEGORY                   LOCATION       FAIR VALUE        LOCATION       FAIR VALUE
-------------------------------------------------------------------------------------------
                     Unrealized                       Unrealized
                     appreciation on                  depreciation on
                     forward foreign                  forward foreign
Foreign exchange     currency exchange                currency exchange
  contracts          contracts               $963     contracts               $458
-------------------------------------------------------------------------------------------


EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCT. 31, 2010


    AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
--------------------------------------------------------------------------
                                               FORWARD FOREIGN
RISK EXPOSURE CATEGORY                   CURRENCY EXCHANGE CONTRACTS
--------------------------------------------------------------------------
Foreign exchange contracts                         $(55,732)
--------------------------------------------------------------------------




--------------------------------------------------------------------------------
46  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
                                 IN INCOME
--------------------------------------------------------------------------
                                               FORWARD FOREIGN
RISK EXPOSURE CATEGORY                   CURRENCY EXCHANGE CONTRACTS
--------------------------------------------------------------------------
Foreign exchange contracts                         $(3,701)
--------------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
The gross notional amount of contracts outstanding was approximately $200,000 at Oct. 31, 2010. The monthly average gross notional amount for these contracts was $3.8 million for the year ended Oct. 31, 2010. The fair value of such contracts at Oct. 31, 2010 is set forth in the table above.

4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager is responsible for the management of the Fund. Day-to-day portfolio management of the Fund is provided by the Fund's subadviser. See Subadvisory agreement below. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 1.12% to 0.995% as the Fund's net assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper International Small-Cap Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the management fee by $33,567 for the year ended Oct. 31, 2010. The management fee for the year ended Oct. 31, 2010 was 1.09% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

SUBADVISORY AGREEMENT
The Investment Manager has a subadvisory agreement with Columbia Wanger Asset Management, LLC (Columbia WAM). The Investment Manager contracts with and compensates Columbia WAM to manage the investment of the Fund's assets.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a

--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2010 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------

percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The fee for the year ended Oct. 31, 2010 was 0.08% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Oct. 31, 2010, there were no expenses incurred for these particular items.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (formerly known as RiverSource Service Corporation) (the Transfer Agent) is responsible for providing transfer agency services to the Fund.

Prior to Sept. 7, 2010, the Transfer Agent received annual account-based service fees from Class A, Class B and Class C shares that varied by class and annual asset-based service fees based on the Fund's average daily net assets attributable to Class R, Class R4 and Class R5 shares. In addition, the Transfer Agent charged an annual fee per inactive account and received reimbursement from the Fund for certain out-of-pocket expenses.

Under a new Transfer Agency Agreement effective Sept. 7, 2010, the Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund subject to an annual limitation (that varies by class) that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services, Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise

--------------------------------------------------------------------------------
48  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent also receives reimbursement for certain out-of-pocket expenses and may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.

For the year ended Oct. 31, 2010, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A..............................................  0.41%
Class B..............................................  0.44
Class C..............................................  0.41
Class R..............................................  0.10*
Class R4.............................................  0.05
Class R5.............................................  0.05*


*   Annualized.

Class I shares do not pay transfer agent fees.

The Fund and certain other associated investment companies (together, the Guarantors), have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent of Seligman Global Smaller Companies Fund, which was acquired by the Fund on March 26, 2010 (see Note 10), including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At Oct. 31, 2010, the Fund's total potential future obligation over the life of the Guaranty is $111,146. The liability remaining at Oct. 31, 2010 for non-recurring charges associated with the lease amounted to $55,140 and is included within other accrued expenses in the Statement of Assets and Liabilities.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services. Prior to Sept. 7, 2010, the Fund also paid an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R shares for such services.


--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2010 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------

DISTRIBUTION FEES
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (formerly known as RiverSource Fund Distributors, Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund paid a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R shares (of which up to 0.25% may be used for services) and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $213,000 and $2,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of July 31, 2010, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $26,251 for Class A, $4,323 for Class B and $227 for Class C for the year ended Oct. 31, 2010.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Oct. 31, 2010, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), including the adjustment under the terms of a performance incentive arrangement, were as follows:

Class A..............................................  1.57%
Class B..............................................  2.37
Class C..............................................  2.31
Class I..............................................  1.14
Class R..............................................  1.87
Class R4.............................................  1.44
Class R5.............................................  1.15


The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A...........................................  $106,370
Class B...........................................     9,663
Class C...........................................    26,826
Class R5..........................................        23




--------------------------------------------------------------------------------
50  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


The management fees waived/reimbursed at the Fund level were $757,457.

Under an agreement which was effective until April 30, 2010, the Investment Manager and its affiliates contractually agreed to waive certain fees and reimburse certain expenses such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, would not exceed the following percentage of the class' average daily net assets:

Class A..............................................  1.75%
Class B..............................................  2.53
Class C..............................................  2.51
Class I..............................................  1.30
Class R..............................................  2.10
Class R4.............................................  1.60
Class R5.............................................  1.35


Effective May 1, 2010, the Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses until Dec. 31, 2010, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the class' average daily net assets:

Class A..............................................  1.52%
Class B..............................................  2.30
Class C..............................................  2.28
Class I..............................................  1.07
Class R..............................................  1.87
Class R4.............................................  1.37
Class R5.............................................  1.12


Effective Jan. 1, 2011, the Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses until Dec. 31, 2011, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving

--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2010 ANNUAL REPORT  51

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------

effect to any performance incentive adjustment, will not exceed the following percentage of the class' average daily net assets:

Class A..............................................  1.52%
Class B..............................................  2.27
Class C..............................................  2.27
Class I..............................................  1.07
Class R..............................................  1.77
Class R4.............................................  1.37
Class R5.............................................  1.12


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

5. SECURITIES TRANSACTIONS

Cost of purchases of securities (other than short-term obligations) aggregated $174,745,260 for the year ended Oct. 31, 2010 (including $39,710,148* from
Seligman Global Smaller Companies Fund that was acquired in the fund merger as described in Note 10 and $58,216,149* of purchases to realign the Fund's portfolio following the merger). Proceeds from sales of securities (other than short-term obligations) aggregated $120,023,556 for the year ended Oct. 31, 2010 (including $38,136,959* of sales to realign the Fund's portfolio following the merger). Realized gains and losses are determined on an identified cost basis.

* Amounts are excluded for purposes of calculating the Fund's portfolio turnover rate.

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated were as follows:

YEAR ENDED OCT. 31,                            2010        2009
------------------------------------------------------------------
CLASS A
Sold                                           675,880     570,189
Converted from Class B(a)                      150,198     136,794
Fund merger                                  8,787,820         N/A
Reinvested distributions                         3,651          --
Redeemed                                    (2,436,086) (2,862,309)
------------------------------------------------------------------
Net increase (decrease)                      7,181,463  (2,155,326)
------------------------------------------------------------------



--------------------------------------------------------------------------------
52  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


YEAR ENDED OCT. 31,                            2010        2009
------------------------------------------------------------------
CLASS B
Sold                                            43,241      75,116
Fund merger                                    336,920         N/A
Converted to Class A(a)                       (157,378)   (142,231)
Redeemed                                      (278,941)   (430,262)
------------------------------------------------------------------
Net increase (decrease)                        (56,158)   (497,377)
------------------------------------------------------------------

CLASS C
Sold                                           131,702      23,008
Fund merger                                  4,380,120         N/A
Redeemed                                      (673,964)    (44,977)
------------------------------------------------------------------
Net increase (decrease)                      3,837,858     (21,969)
------------------------------------------------------------------

CLASS I
Sold                                           434,198   3,835,408
Reinvested distributions                        25,401          --
Redeemed                                      (409,761) (1,442,668)
------------------------------------------------------------------
Net increase (decrease)                         49,838   2,392,740
------------------------------------------------------------------

CLASS R(b),(c)
Sold                                            78,124         N/A
Fund merger                                    288,672         N/A
Redeemed                                       (54,963)        N/A
------------------------------------------------------------------
Net increase (decrease)                        311,833         N/A
------------------------------------------------------------------

CLASS R4
Sold                                            27,185      60,404
Redeemed                                       (24,405)   (366,227)
------------------------------------------------------------------
Net increase (decrease)                          2,780    (305,823)
------------------------------------------------------------------

CLASS R5(c)
Sold                                               452         N/A
Fund merger                                    151,949         N/A
------------------------------------------------------------------
Net increase (decrease)                        152,401         N/A
------------------------------------------------------------------


(a) Automatic conversion of Class B shares to Class A shares based on the original purchase date.
(b) Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.
(c) For the period from March 15, 2010 (when shares became available) to Oct. 31, 2010.

7. LENDING OF PORTFOLIO SECURITIES

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant

--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2010 ANNUAL REPORT  53

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------


to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Oct. 31, 2010, securities valued at $5,294,891 were on loan, secured by cash collateral of $5,448,600 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $92,226 earned from securities lending for the year ended Oct. 31, 2010 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund), a money market fund established for the exclusive use of certain funds managed by the Investment Manager and other institutional clients of the Investment Manager. The cost of the Fund's purchases and proceeds from sales of shares of Columbia Short-Term Cash Fund aggregated $140,268,923 and $135,298,373, respectively, for the year ended Oct. 31, 2010. The income distributions received with respect to the Fund's investment in Columbia Short-Term Cash Fund can be found in the

--------------------------------------------------------------------------------
54  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



Statement of Operations and the Fund's invested balance in Columbia Short-Term Cash Fund at Oct. 31, 2010, can be found in the Portfolio of Investments.

9. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 14, 2010, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to Oct. 14, 2010, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. The Fund had no borrowings during the year ended Oct. 31, 2010.

10. FUND MERGER

At the close of business on March 26, 2010, RiverSource Partners International Small Cap Fund acquired the assets and assumed the identified liabilities of Seligman Global Smaller Companies Fund. The merger was completed after shareholders of the acquired fund approved the plan on March 10, 2010.

The aggregate net assets of RiverSource Partners International Small Cap Fund immediately before the acquisition were $64,457,843 and the combined net assets immediately after the acquisition were $140,087,742.


--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2010 ANNUAL REPORT  55

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------

The acquisition was accomplished by a tax-free exchange of 6,713,149 shares of Seligman Global Smaller Companies Fund valued at $75,629,899.

In exchange for Seligman Global Smaller Companies Fund shares, RiverSource Partners International Small Cap Fund issued the following number of shares:

                                                      SHARES
-------------------------------------------------------------
Class A...........................................  8,787,820
Class B...........................................    336,920
Class C...........................................  4,380,120
Class R...........................................    288,672
Class R5..........................................    151,949


For financial reporting purposes, net assets received and shares issued by RiverSource Partners International Small Cap Fund were recorded at fair value; however, Seligman Global Smaller Companies Fund's cost of investments was carried forward to align ongoing reporting of RiverSource Partners International Small Cap Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The components of Seligman Global Smaller Companies Fund's net assets after adjustments for any permanent book-to-tax differences at the merger date were as follows:

Total net assets................................  $ 75,629,899
Capital stock...................................   143,100,513
Excess of distributions over net investment
  income........................................      (427,756)
Accumulated net realized loss...................   (69,939,059)
Unrealized appreciation.........................     2,896,201


The financial statements reflect the operations of RiverSource Partners International Small Cap Fund for the period prior to the acquisition and the combined fund for the period subsequent to the acquisition. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Seligman Global Smaller Companies Fund that have been included in the combined Fund's Statement of Operations since the acquisition was completed. Assuming the acquisition had been completed on Nov. 1, 2009, RiverSource Partners International Small Cap Fund's pro-forma net investment income, net gain on investments, and net increase in net assets from operations for the year ended Oct. 31, 2010 would have been $700,000, $18.2 million and $30.4 million, respectively.


--------------------------------------------------------------------------------
56  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


11. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of passive foreign investment company (PFIC) holdings, foreign tax credits and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $1,628,794 and accumulated net realized loss has been decreased by $12,679,351 resulting in a net reclassification adjustment to decrease paid-in capital by $14,308,145.

The tax character of distributions paid for the years indicated was as follows:

YEAR ENDED OCT. 31,                               2010    2009
--------------------------------------------------------------
Ordinary income...............................  $154,186   $--
Long-term capital gain........................        --    --


At Oct. 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...................  $  3,677,079
Undistributed accumulated long-term gain........  $         --
Accumulated realized loss.......................  $(83,153,018)
Unrealized appreciation (depreciation)..........  $ 14,257,805


For federal income tax purposes, the Fund had a capital loss carry-over of $83,153,018 at Oct. 31, 2010, that if not offset by capital gains will expire as follows:


    2016           2017
$18,328,621    $64,824,397


For the year ended Oct. 31, 2010, $7,197,687 was utilized and $13,505,149 expired unused. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.


--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2010 ANNUAL REPORT  57

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------

12. RISKS RELATING TO CERTAIN INVESTMENTS

FOREIGN/EMERGING MARKETS RISK
Investments in foreign securities involve certain risks not associated with investments in U.S. companies. Foreign securities in the Fund's portfolio subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions of the country, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices.

Investments in emerging markets may present greater risk of loss than a typical foreign security investment. Because of the less developed markets and economics and less mature governments and governmental institutions, the risks of investing in foreign securities may be intensified in the case of investments in issuers organized, domiciled or doing business in emerging markets.

13. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statements of Assets and Liabilities through the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements, other than as noted below.

The Board of Directors of the Fund has approved the proposed merger of the Fund into Columbia(SM) Acorn International(R). It is currently anticipated that a meeting of shareholders will be held during the first half of 2011 to vote on the proposal.

14. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United

--------------------------------------------------------------------------------
58  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On Dec. 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in

--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2010 ANNUAL REPORT  59

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------


connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
60  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2010 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Partners International Small Cap Fund (the Fund) (one of the portfolios constituting the RiverSource International Managers Series, Inc.) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the period ended October 31, 2006, were audited by other auditors whose report dated December 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2010 ANNUAL REPORT  61

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued) ------------

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Partners International Small Cap Fund of the RiverSource International Managers Series, Inc. at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
December 20, 2010


--------------------------------------------------------------------------------
62  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2010 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Oct. 31, 2010

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
                                                                   THE FUND
                                                                   DESIGNAT-
                                                                   ES THE
                                                                   FOLLOWING
                                                                   TAX
                                                                   ATTRIBUT-
                                                                   ES FOR
                                                                   DISTRIBU-
                                                                   TIONS:
Qualified Dividend Income for individuals........................     58.03%
Dividends Received Deduction for corporations....................      1.49%
U.S. Government Obligations......................................      0.00%
Foreign Taxes Paid...............................................   $340,739
                                                                   $2,610,0-
Foreign Source Income............................................         86


The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2010 ANNUAL REPORT  63

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. Each Board member oversees 145 Columbia, RiverSource, Seligman and Threadneedle funds. Under current Board policy, members generally serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board.

INDEPENDENT BOARD MEMBERS

                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      1/11/06               Attorney
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      7/11/07               Leadership (consulting company)
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      11/1/04               University; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 60
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      3/1/85
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 1/1/07,         College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member                                                                   irrigation systems)
Age 71                     since 1/1/02
------------------------------------------------------------------------------------------------------------------------------

John F. Maher              Board member          Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      since 12/10/08        former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 67
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      11/1/04               real estate and asset management company)
Minneapolis, MN 55402
Age 58
------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
64  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
Leroy C. Richie            Board member          Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      since 11/11/08        President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 69                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      11/13/02              since 2003 (biotechnology); former President, Aquila     Pharmaceuticals,
Minneapolis, MN 55402                            Biopharmaceuticals                                       Inc.
Age 66                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2010 ANNUAL REPORT  65

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

BOARD MEMBER AFFILIATED WITH THE INVESTMENT MANAGER*


                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member          Chairman of the Board, Columbia Management Investment    None
53600 Ameriprise           since 11/7/01,        Advisers, LLC (formerly RiverSource Investments, LLC)
Financial Center           Vice President since  since May 2010 (previously President, Chairman of the
Minneapolis, MN 55474      2002                  Board and Chief Investment Officer, 2001-April 2010);
Age 50                                           Senior Vice President, Atlantic Funds, Columbia Funds
                                                 and Nations Funds since May 2010; Chief Executive
                                                 Officer, U.S. Asset Management &
                                                 President -- Annuities, Ameriprise Financial, Inc.
                                                 since May 2010 (previously President -- U.S. Asset
                                                 Management and Chief Investment Officer, 2005-April
                                                 2010 and Senior Vice President -- Chief Investment
                                                 Officer, 2001-2005); Director, President and Chief
                                                 Executive Officer, Ameriprise Certificate Company since
                                                 2006; Director, Columbia Management Investment
                                                 Distributors, Inc. (formerly RiverSource Fund
                                                 Distributors, Inc.) since May 2010 (previously Chairman
                                                 of the Board and Chief Executive Officer, 2008-April
                                                 2010); Chairman of the Board and Chief Executive
                                                 Officer, RiverSource Distributors, Inc. since 2006
------------------------------------------------------------------------------------------------------------------------------


* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.


--------------------------------------------------------------------------------
66  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
J. Kevin Connaughton       President since       Senior Vice President and General Manager -- Mutual
One Financial Center       5/1/10                Fund Products, Columbia Management Investment Advisers,
Boston, MA 02111                                 LLC since May 2010; President, Columbia Funds since
Age 46                                           2009 (previously Senior Vice President and Chief
                                                 Financial Officer, June 2008 -- January 2009);
                                                 President, Atlantic Funds and Nations Funds since 2009;
                                                 Managing Director of Columbia Management Advisors, LLC,
                                                 December 2004 -- April 2010; Treasurer, Columbia Funds,
                                                 October 2003 -- May 2008; Treasurer, the Liberty Funds,
                                                 Stein Roe Funds and Liberty All-Star Funds, December
                                                 2000 -- December 2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Senior Vice President and Chief Operating Officer,
5228 Ameriprise Financial  12/5/06               Columbia Management Investment Advisers, LLC (formerly
Center Minneapolis, MN                           RiverSource Investments, LLC) since May 2010
55474                                            (previously Chief Administrative Officer, 2009 -- April
Age 45                                           2010 and Vice President -- Asset Management and Trust
                                                 Company Services, 2006-2009 and Vice
                                                 President -- Operations and Compliance, 2004-2006);
                                                 Senior Vice President, Atlantic Funds, Columbia Funds
                                                 and Nations Funds since May 2010
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since       Chief Financial Officer, Columbia Management Investment
105 Ameriprise             7/10/02               Distributors, Inc. (formerly RiverSource Fund
Financial Center                                 Distributors, Inc.) and of Seligman Data Corp. since
Minneapolis, MN 55474                            2008; Vice President -- Investment Accounting,
Age 55                                           Ameriprise Financial, Inc. since 2002; Chief Financial
                                                 Officer, RiverSource Distributors, Inc. since 2006
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Chief Legal Officer and Assistant Secretary, Columbia
5228 Ameriprise Financial  General Counsel and   Management Investment Advisers, LLC (formerly
Center                     Secretary since       RiverSource Investments, LLC) since June 2005; Vice
Minneapolis, MN 55474      12/5/06               President and Lead Chief Counsel -- Asset Management,
Age 51                                           Ameriprise Financial, Inc. since May 2010 (previously
                                                 Vice President and Chief Counsel -- Asset Management,
                                                 2005-April 2010 and Vice President -- Asset Management
                                                 Compliance, 2004-2005); Senior Vice President,
                                                 Secretary and Chief Legal Officer, Atlantic Funds,
                                                 Columbia Funds and Nations Funds since May 2010; Vice
                                                 President, Chief Counsel and Assistant Secretary,
                                                 Columbia Management Investment Distributors, Inc.
                                                 (formerly RiverSource Fund Distributors, Inc.) since
                                                 2008; Vice President, General Counsel and Secretary,
                                                 Ameriprise Certificate Company since 2005; Chief
                                                 Counsel, RiverSource Distributors, Inc. since 2006
--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2010 ANNUAL REPORT  67

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michael A. Jones           Vice President since  Director and President, Columbia Management Investment
100 Federal Street         5/1/10                Advisers, LLC since May 2010; President and Director,
Boston, MA 02110                                 Columbia Management Investment Distributors, Inc. since
Age 51                                           May 2010; Senior Vice President, Atlantic Funds,
                                                 Columbia Funds and Nations Funds since May 2010;
                                                 Manager, Chairman, Chief Executive Officer and
                                                 President, Columbia Management Advisors, LLC,
                                                 2007 -- April 2010; Chief Executive Officer, President
                                                 and Director, Columbia Management Distributors, Inc.,
                                                 2006 -- April 2010; former Co-President and Senior
                                                 Managing Director, Robeco Investment Management
--------------------------------------------------------------------------------------------------------

Colin Moore                Vice President since  Chief Investment Officer, Columbia Management
One Financial Center       5/1/10                Investment Advisers, LLC since May 2010; Senior Vice
Boston, MA 02111                                 President, Atlantic Funds, Columbia Funds and Nations
Age 52                                           Funds since May 2010; Manager, Managing Director and
                                                 Chief Investment Officer, Columbia Management Advisors,
                                                 LLC, 2007- April 2010; Head of Equities, Columbia
                                                 Management Advisors, LLC, 2002-Sept. 2007
--------------------------------------------------------------------------------------------------------

Linda Wondrack             Chief Compliance      Vice President and Chief Compliance Officer, Columbia
One Financial Center       Officer since 5/1/10  Management Investment Advisers, LLC since May 2010;
Boston, MA 02111                                 Chief Compliance Officer, Columbia Funds since 2007;
Age 46                                           Senior Vice President and Chief Compliance Officer,
                                                 Atlantic Funds and Nations Funds since 2007; Director
                                                 (Columbia Management Group, LLC and Investment Product
                                                 Group Compliance), Bank of America, June 2005 -- April
                                                 2010
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer and
Center                     since 11/9/05 and     Identity Theft Prevention Officer, Columbia Management
Minneapolis, MN 55474      Identity Theft        Investment Distributors, Inc. (formerly RiverSource
Age 46                     Prevention Officer    Fund Distributors, Inc.) since 2008; Anti-Money
                           since 2008            Laundering Officer, Ameriprise Financial, Inc. since
                                                 2005; Compliance Director, Ameriprise Financial, Inc.,
                                                 2004-2008
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
68  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2010 ANNUAL REPORT

PROXY VOTING  ------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2010 ANNUAL REPORT  69

RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND
P.O. Box 8081
Boston, MA 02266-8081

COLUMBIAMANAGEMENT.COM


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                                This report must be accompanied or preceded by the Fund's
                                current prospectus. The Fund is distributed by Columbia
                                Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
                                (C)2010 Columbia Management Investment Advisers, LLC. All
(COLUMBIA MANAGEMENT LOGO)      rights reserved.                                                  S-6258 M (12/10)
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Item 2. Code of Ethics.

          (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer.

          (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

          (c) During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

Item 3. Audit Committee Financial Expert.

          The Registrant's board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind, John F. Maher and Anne
          P. Jones, each qualify as audit committee financial experts.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for RiverSource International Managers Series, Inc. were as follows:

                        2010 - $89,001      2009 - $89,937

(b) Audit-Related Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP for additional audit-related services rendered related to the semiannual financial statement review, the 2009 issuance of consents for new share class filings and the 2010 transfer agent 17Ad-13 review for RiverSource International Managers Series, Inc. were as follows:

                        2010 - $1,969       2009 - $2,208

(c) Tax Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP for tax compliance related services rendered for RiverSource International Managers Series, Inc. were as follows:

                        2010 - $33,262      2009 - $18,590

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(d)  All Other Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP for additional professional services rendered for RiverSource International Managers Series, Inc. were as follows:

                        2010 - $0           2009 - $0

     (e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2010 and 2009 were pre-approved by the audit committee.

(f)  Not applicable.

(g) Non-Audit Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP by the registrant for non-audit fees and by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                        2010 - $2,461,192   2009 - $843,284

(h) 100% of the services performed in item (g) above during 2010 and 2009 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource Mutual Funds Audit Committee.

Item 5. Audit Committee of Listed Registrants. Not applicable.

Item 6. Investments.

(a) The registrant's "Schedule 1 - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment

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         Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

         There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

         (a) The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

         (b) There was no change in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR, is attached as Exhibit 99.CODE ETH.

         (a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit99.CERT.

         (a)(3) Not applicable.

         (b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) RiverSource International Managers Series, Inc.


By /s/ J. Kevin Connaughton
   ----------------------------------
   J. Kevin Connaughton
   President and Principal Executive
   Officer

Date December 20, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ J. Kevin Connaughton
   ----------------------------------
   J. Kevin Connaughton
   President and Principal Executive
   Officer

Date December 20, 2010


By /s/ Jeffrey P. Fox
   ----------------------------------
   Jeffrey P. Fox
   Treasurer and Principal Financial
   Officer

Date December 20, 2010